    As filed with the Securities and Exchange Commission on August 24, 2007.


                                           Registration Nos. File No. 333-116426
                                                               File No. 811-8260

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 [X]

                           Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 9

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 16 [X]

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                2000 Heritage Way
                               Waverly, Iowa 50677
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (319) 352-4090

                             Steve Suleski, Esquire
                       CUNA Mutual Life Insurance Company
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (a) of Rule 485.


[x]  on October 29, 2007 pursuant to paragraph (a) of Rule 485.


[ ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ]  on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: Units of interest in a Variable Account under flexible Premium Defined Variable Annuity Contracts.

================================================================================

PROSPECTUS                                                      OCTOBER 29, 2007


================================================================================

                         MEMBERS(R) VARIABLE ANNUITY III

              A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                       CUNA MUTUAL LIFE INSURANCE COMPANY

================================================================================

Inside this Prospectus, you will find basic information about the Contract and the Variable Account that you should know before investing. Please read it carefully and keep it for future reference. The Company may sell the Contract to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Internal Revenue Code of 1986, as amended.


The Contract offers you the opportunity to accumulate Contract Value and provides for the payment of annuity benefits. You may allocate your purchase payments, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, to any Subaccount and to the Fixed Account. You should know that over time and under certain circumstances (such as an extended period of poor market performance), the costs associated with the Purchase Payment Credits may exceed the sum of the Credit and any related earnings. You should consider this possibility before electing that optional benefit.


The investment performance of the mutual fund portfolios underlying the Subaccounts you select will affect the Contract Value to the Payout Date, except for amounts you invest in the Fixed Account and will affect the size of variable Income Payments after the Payout Date. You bear the entire investment risk on any amounts you allocate to the Variable Account.

The following mutual funds are available through the Subaccounts of the CUNA Mutual Life Variable Annuity Account:

ULTRA SERIES FUND

     -    Conservative Allocation Fund

     -    Moderate Allocation Fund

     -    Aggressive Allocation Fund

     -    Money Market Fund

     -    Bond Fund

     -    High Income Fund

     -    Diversified Income Fund (formerly Balanced Fund)

     -    Large Cap Value Fund

     -    Large Cap Growth Fund

     -    Mid Cap Value Fund

     -    Mid Cap Growth Fund

     -    Small Cap Value Fund

     -    Small Cap Growth Fund

     -    International Stock Fund

     -    Global Securities Fund

This Prospectus is accompanied by a current prospectus for the Ultra Series
Fund.

Purchase payments not allocated to the Subaccounts may be allocated to the Fixed Account.


The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain a copy of the SAI dated October 29, 2007 free of charge by contacting the Company. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI and other information.


Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.


CUNA BROKERAGE SERVICES, INC. ("CUNA BROKERAGE") SERVES AS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE CONTRACT. MORE INFORMATION ABOUT CUNA BROKERAGE IS AVAILABLE AT http://www.finra.org OR BY CALLING 1-800-289-9999. YOU CAN ALSO OBTAIN AN INVESTOR BROCHURE FROM FINRA DESCRIBING ITS PUBLIC DISCLOSURE PROGRAM.


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                TABLE OF CONTENTS-TO BE UPDATED IN "B" AMENDMENT



DEFINITIONS................................................................    1

EXPENSE TABLES.............................................................    2
   Owner Transaction Expenses..............................................    2
   Periodic Charges other than Fund Expenses...............................    3
   Range of Expenses for the Funds.........................................    4
   Examples of Maximum Charges.............................................    4

SUMMARY....................................................................    5
   The Contract............................................................    5
   Charges and Deductions..................................................    7
   Payout Provisions.......................................................    8
   Federal Tax Status......................................................    8

CUNA MUTUAL LIFE INSURANCE COMPANY, CUNA MUTUAL LIFE VARIABLE ANNUITY
ACCOUNT, AND THE FUNDS.....................................................    9
   CUNA Mutual Life Insurance Company......................................    9
   CUNA Mutual Life Variable Annuity Account...............................    9
   The Underlying Funds....................................................    9
   The Ultra Series Fund...................................................    9
   Availability of Funds...................................................   10
   Servicing Fees..........................................................   10
   Voting Rights...........................................................   10
   Material Conflicts......................................................   11
   Substitution of Securities..............................................   11
   The Fixed Account.......................................................   11
   Preservation Plus Program...............................................   11
   Fixed Contract Value....................................................   12
   Fixed Periods...........................................................   12
   Fixed Account Minimum Guaranteed Interest Rate..........................   12
   Market Value Adjustment.................................................   13

DESCRIPTION OF THE CONTRACT................................................   14
   Issuance of a Contract..................................................   14
   Right to Examine........................................................   14
   Classes.................................................................   15
   Purchase Payments.......................................................   15
   Contract Value Increase Enhancement.....................................   15
   Purchase Payment Credits................................................   16
   Allocation of Purchase Payments.........................................   17
   Contract Value..........................................................   17
   Transfer Privileges.....................................................   18
   Surrenders (Redemption) and Partial Withdrawals.........................   20
   Contract Loans..........................................................   21
   Death Benefit Before the Payout Date....................................   21

MISCELLANEOUS MATTERS......................................................   22
   Payments................................................................   22
   Modification............................................................   23
   Reports to Owners.......................................................   23
   Inquiries...............................................................   23

INCOME PAYOUT OPTIONS......................................................   23
   Payout Date and Proceeds................................................   23
   Election of Income Payout Options.......................................   24
   Fixed Income Payments...................................................   24
   Variable Income Payments................................................   24
   Description of Income Payout Options....................................   24
   Death Benefit After the Payout Date.....................................   26

CHARGES AND DEDUCTIONS.....................................................   26
   Mortality and Expense Risk Charges......................................   26
   Administrative Charge...................................................   27
   Fund Expenses...........................................................   27
   Surrender Charge (Contingent Deferred Sales Charge).....................   27
   Annual Contract Fee.....................................................   28
   Transfer Processing Fee.................................................   28
   Duplicate Contract Charge...............................................   28
   Premium Taxes...........................................................   28
   Other Taxes.............................................................   28
   Loan Interest Charge....................................................   28
   Enhanced Death Benefit Rider Charges....................................   29
   Endorsement Charges.....................................................   29
   Guaranteed Living Benefit Charges.......................................   29
   Additional Information..................................................   29

OPTIONAL DEATH BENEFITS....................................................   30
   Maximum Anniversary Value Death Benefit.................................   30
   3% Annual Guarantee Death Benefit.......................................   30
   Earnings Enhanced Death Benefit Rider...................................   30
   Spouse Beneficiary Death Benefit Rider..................................   31

AVAILABLE CONTRACT ENDORSEMENTS............................................   32
   Income Payment Increase Endorsement.....................................   32
   Loan Account Endorsement................................................   32
   Change of Annuitant Endorsement.........................................   32

OPTIONAL BENEFIT RIDERS....................................................   33
   Guaranteed Minimum Withdrawal Benefit...................................   33
   Guaranteed Minimum Accumulation Benefit.................................   41

DISTRIBUTION OF THE CONTRACT...............................................   44

FEDERAL TAX MATTERS........................................................   45
   Introduction............................................................   45
   Tax Status of the Contract..............................................   45

   Taxation of Annuities...................................................   46
   Separate Account Charges................................................   47
   Transfers, Assignments, or Exchanges of a Contract......................   47
   Withholding.............................................................   47
   Multiple Contracts......................................................   48
   Taxation of Qualified Plans.............................................   48
   Possible Charge for the Company's Taxes.................................   49
   Other Tax Consequences..................................................   49

LEGAL PROCEEDINGS..........................................................   50

COMPANY HOLIDAYS...........................................................   50

FINANCIAL STATEMENTS.......................................................   50

APPENDIX A FINANCIAL HIGHLIGHTS............................................    1

APPENDIX B EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND
GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS GENERALLY ISSUED AFTER
OCTOBER 29, 2007...........................................................    1

APPENDIX C GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR RIDERS ISSUED BEFORE
OCTOBER 29, 2007 BUT AFTER OCTOBER 30, 2006................................    1

APPENDIX D GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS ISSUED BEFORE
OCTOBER 29, 2007 BUT AFTER OCTOBER 30, 2006................................    1

APPENDIX E GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR RIDERS ISSUED BEFORE
OCTOBER 30, 2006...........................................................    1

APPENDIX F GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS ISSUED BEFORE
OCTOBER 30, 2006...........................................................    4

STATEMENT OF ADDITIONAL INFORMATION........................................    4

                                   DEFINITIONS

ACCUMULATION UNIT

A unit of measure used to calculate Variable Contract Value.

ANNUITANT

The person or persons named in the application and on whose life the first Income Payment is to be made. No more than two Annuitants may be named. Only spouses may be joint annuitants, unless otherwise allowed by state law. Provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.

BENEFICIARY

The person or persons to whom the proceeds payable on the death of an Annuitant will be paid.

CODE

The Internal Revenue Code of 1986, as amended.

CONTRACT ANNIVERSARY

The same date in each Contract Year as the Contract Issue Date.

CONTRACT ISSUE DATE


The date shown on the Data Page of the Contract which is also used to determine Contract Years and Contract Anniversaries.


CONTRACT VALUE

The total amount invested under the Contract. It is the sum of the Variable Contract Value, the Fixed Contract Value and the value in the Loan Account.

CONTRACT VALUE INCREASE ENHANCEMENT


An amount the Company will add to an Owner's Contract Value when the Owner makes a purchase payment and the Owner's cumulative Net Purchase Payments equal or exceed $500,000.


CONTRACT YEAR

A twelve-month period beginning on a Contract Anniversary.

DUE PROOF OF DEATH

Proof of death satisfactory to the Company. Such proof may consist of the following if acceptable to the Company:


     (a)  a certified copy of the death record;



     (b)  a certified copy of a court decree reciting a finding of death;



     (c)  any other proof satisfactory to the Company.


FIXED ACCOUNT

An account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account.

FIXED AMOUNT


Any portion of Fixed Contract Value allocated to a particular Fixed Period with a particular expiration date (including interest thereon), less any withdrawals (including any applicable market value adjustments and surrender charges) or transfers.


FIXED CONTRACT VALUE

The value of the Contract Value in the Fixed Account.

FIXED PERIOD

An investment option under the Fixed Account with a specific number of years for which the Company agrees to credit a particular effective annual interest rate.

FUND

An investment portfolio of the Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.

GENERAL ACCOUNT

The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

HOME OFFICE

The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677. The telephone number is 1-800-798-5500.

INCOME PAYMENT

One of several periodic payments made by the Company to the Payee under an Income Payout Option.

INCOME PAYOUT OPTION

The form of Income Payments selected by the Owner under the Contract.

LOAN ACCOUNT

For any Contract, a portion of the Company's General Account to which Variable Contract Value or Fixed Contract Value is transferred to provide collateral for any loan taken under the Contract.

LOAN AMOUNT

The sum of your loan principal plus any accrued loan interest.

NET PURCHASE PAYMENT

A purchase payment less any deduction for applicable premium expense charges.

OWNER

The person(s) (or entity) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract. After the Payout Date, the Payee is the Owner.

PAYEE

The person (or entity) receiving Income Payments or any successor during the Payout Period. The Annuitant is the Payee unless the Owner specifies otherwise.

PAYOUT DATE

The date on which Payout Proceeds are applied to an Income Payout Option.

PAYOUT PROCEEDS

The Contract Value less any Loan Amount, less any premium taxes, less a pro-rated portion of the annual Contract fee, plus or minus any applicable market value adjustment, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payout Options.


PURCHASE PAYMENT CREDITS



An amount the Company will add to an Owner's Contract Value if the Owner elects to receive Purchase Payments Credits when the Owner makes a purchase payment. The amount will vary based on cumulative Net Purchase Payments made.


QUALIFIED CONTRACT


A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.


SUBACCOUNT

A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE

Before the Payout Date, that part of any Net Purchase Payment allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or premium taxes) and any Contract value transferred out of that Subaccount.

SURRENDER VALUE

The Contract Value less any applicable surrender charges, market value adjustment, premium expense charges not previously deducted, annual Contract fee, any charge for riders and Loan Amount.

VALUATION DAY

For each Subaccount, each day that the New York Stock Exchange is open for business except days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD

The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT

CUNA Mutual Life Variable Annuity Account.

VARIABLE CONTRACT VALUE

The sum of the Subaccount Values.

WRITTEN REQUEST

A request in writing and in a form satisfactory to the Company which is signed by the Owner and received at the Home Office. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at the Home Office.

                                 EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, make partial withdrawals from or fully surrender the Contract, or transfer Contract Value between the Subaccounts and/or the Fixed Account. This table also includes the charges that would be paid for exercising the benefits provided by the optional endorsements. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES


Sales Load on Purchase Payment         None

MAXIMUM SURRENDER CHARGE (CONTINGENT
DEFERRED SALES CHARGE) AS A            B-Share Class/      Purchase
PERCENTAGE OF PURCHASE PAYMENTS         L-Share Class   Payment Credit
SURRENDERED OR WITHDRAWN                   8.00%*           9.00%*
------------------------------------   --------------   --------------
Transfer Processing Fee                       $10 per transfer**
Duplicate Contract Charge                     $30
Loan Interest Spread                          2.00%***
Charges for Optional Endorsements
Change of Annuitant Endorsement               $150****
Income Payment Increase Endorsement           $150*****



* The surrender charge declines to 0% after the purchase payment has been in the Contract for seven years for the B-Share Class and for the B-Share Class with Purchase Payment Credits elected. The surrender charge declines to 0% after the purchase payment has been in the Contract for four years for the L-Share Class. For Contracts issued in connection with plans qualified under Section 457(f) of the Code choosing the B-Share Class, the surrender charge will be based on the Contract Year and not on how long the purchase payment has been in the Contract.


**   The Company currently does not impose this fee.

*** The Loan Interest Spread is the difference between the amount of interest the Company charges you for a loan (at an effective annual rate of 6.50%) and the amount of interest the Company credits to the Loan Account (currently, an effective annual rate of 4.50%), guaranteed to be at least an effective annual rate of 3.00%.

**** There is no charge for the change of annuitant endorsement. However, if you exercise the right provided by this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 for expenses incurred. This fee will be deducted from Contract Value on a pro-rata basis.

***** There is currently no charge for the Income Payment Increase Endorsement;
     however, the Company reserves the right to charge up to $150 if the option provided by this endorsement is utilized.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

PERIODIC CHARGES OTHER THAN FUND EXPENSES


                                                                         $30 per Contract Year*
                                                                  -------------------------------------
                                                                  B-Share   L-Share         Purchase
Annual Contract Fee                                                Class     Class      Payment Credits
-------------------                                               -------   -------     ---------------
Variable Account Annual Expenses
(as a percentage of average Variable Contract Value):

   Mortality and Expense Risk Charge                               1.15%    1.65%            1.60%
   Administrative Charge                                           0.15%    0.15%            0.15%
                                                                   ----     ----             ----
   Total Variable Account Annual Expenses                          1.30%    1.80%            1.75%

Annual Charges for Optional Riders and Endorsements:

   Maximum Anniversary Value Death Benefit (as a percentage of
   average monthly Contract Value)                                          0.15%

   3% Annual Guarantee Death Benefit (as a percentage of
   average monthly Contract Value)                                          0.20%

   Earnings Enhanced Death Benefit Rider (as a percentage of
   average monthly Contract Value)                                          0.30%

   Spouse Beneficiary Death Benefit Rider (as a percentage of
   average monthly Contract Value)                                          0.05%

   Guaranteed Minimum Withdrawal Benefit (as a percentage of
   average monthly Contract Value for the prior year) (for
   riders generally issued before October 30, 2006)                         1.00%**

   Guaranteed Minimum Withdrawal Benefit (as a percentage of
   average monthly Contract Value for the prior year) (for
   riders generally issued after October 30, 2006 but before
   October 29, 2007)                                                        0.60%***

   Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee
   Death Benefit (as a percentage of average monthly Contract
   Value for the prior year)                                                0.65%***

   Guaranteed Minimum Withdrawal Benefit with Maximum
   Anniversary Value Death Benefit (as a percentage of average
   monthly Contract Value for the prior year)                               0.80%***

   Guaranteed Minimum Withdrawal Benefit (as a percentage of
   average monthly Contract Value) (for Guaranteed Minimum
   Accumulation Benefit Riders converted to Guaranteed Minimum
   Withdrawal Benefit Riders generally issued after October 29,             0.65%***
   2007)

   Guaranteed Minimum Accumulation Benefit (as a percentage of average monthly Contract Value for the prior year) (for
   riders generally issued before October 30, 2006)                         1.00%**

   Guaranteed Minimum Accumulation Benefit (as a percentage of average monthly Contract Value for the prior year) (for
   riders generally issued after October 30, 2006)                          0.50%****

*    This fee is currently waived if the Contract Value is $50,000 or more.


**   The Company currently charges 0.50% per year.


*** This charge is guaranteed for the benefit period. It will not change unless you choose to step-up your benefit. If you choose to step-up your benefit, the charge generally will be the current charge at the time of election.

**** This charge is guaranteed for the benefit period. It will not change unless you elect to step-up your benefit or renew your benefit period. If you choose to step-up or renew your benefit, the charge generally will be the current charge at the time of election.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Funds.

RANGE OF EXPENSES FOR THE FUNDS


                                                                 MINIMUM   MAXIMUM
                                                                 -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES (total of all expenses
that are deducted from Fund assets, including management fees,
and other expenses)                                               0.46%  -  1.26%



The expenses used to prepare this table were provided to the Company by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2006, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. With respect to the Conservative Allocation Fund, the Moderate Allocation Fund, and the Aggressive Allocation Fund, the expenses shown here also include expenses for the funds acquired by these "fund of funds" investment options.


EXAMPLES OF MAXIMUM CHARGES


These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including surrender charges, the annual Contract fee (after being converted into a percentage), Variable Account annual expenses, the 3% Annual Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, the Earnings Enhanced Death Benefit, the Guaranteed Minimum Withdrawal Benefit charge for Contracts generally issued before the date of this Prospectus, and the maximum Annual Fund Operating Expenses for the year ended December 31, 2006. These costs reflect the most expensive combination of Contract charges.


The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract (or you annuitize the Contract under Income Payment Option 2A (with fixed Income Payments) or Options 3-8) at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,146    $1,827    $2,521    $4,405


(2) If you do not surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Payments) or Options 3-8) at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $426     $1,287    $2,161    $4,405


The Examples are illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

The Examples provided above assume that no transfer charges, premium taxes, or market value adjustments have been assessed.

For purposes of the Fee Table and Examples, the Company assumes that the Contract is owned before the Payout Date. Different fees and charges apply after the Payout Date. See "Charges and Deductions."

APPENDIX A TO THE PROSPECTUS PROVIDES CERTAIN FINANCIAL INFORMATION CONCERNING THE SUBACCOUNTS, INCLUDING INFORMATION ABOUT ACCUMULATION UNIT VALUES.

                                     SUMMARY

The following section summarizes certain provisions that the Company describes in more detail later in the Prospectus.

THE CONTRACT

Issuance of a Contract. The Company issues Contracts to individuals or to employers or other groups in connection with retirement plans.


Right to Examine Period. You have the right to return the Contract within 10 days after you receive it and the Company will return the Contract Value or the amount required by law. However, if you elect to receive Purchase Payments Credits, your refunded amount will equal one of the following amounts:



     (i) if your Contract Value has increased or has stayed the same, your refund will equal your Contract Value, minus any Purchase Payment Credits, but plus any charges the Company deducted before the date of the returned Contract;



     (ii) if your Contract Value has decreased, your refund will equal your Account Value, minus any Purchase Payment Credits, but plus any charges the Company deducted on or before the date the Company received the returned Contract and plus any investment loss, including any charges made by the Funds, attributable to the Purchase Payment Credits as of the date the Company receives the returned Contract; or



     (iii) if required by the law of your state, your purchase payments minus any withdrawals you previously made.



This means you receive any gains and the Company bears any losses attributable to the Purchase Payment Credits during the Right to Examine Period.


You bear the investment risk of investing in the Subaccounts during the Right to Examine Period. Depending on the investment performance of the Subaccounts you select, you may lose money.


PLEASE NOTE: THE COMPANY HAS SUBMITTED AN APPLICATION TO THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") IN WHICH THE COMPANY SEEKS EXEMPTIVE RELIEF CONCERNING THE PURCHASE PAYMENT CREDITS. IF THE SEC GRANTS THE COMPANY'S REQUEST FOR EXEMPTIVE RELIEF, THE COMPANY WILL RECAPTURE ANY PURCHASE PAYMENT CREDITS APPLIED TO YOUR CONTRACT IF YOU SURRENDER DURING THE RIGHT TO EXAMINE PERIOD.



Purchase Payments. Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Section 1035 Contracts, and Contracts sold to employees have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract Issue Date. The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. The Company reserves the right not to accept certain purchase payments. Further, the Company will add a Contract Value Increase Enhancement to the Owner's Contract Value when the Owner makes a purchase payment if the Owner's cumulative Net Purchase Payments equal or exceed $500,000. In addition, the Owner may elect to have Purchase Payment Credits added to his or her Contract Value each time he or she makes a purchase payment.



Allocation of Purchase Payments. You may allocate purchase payments and Purchase Payments Credits, if elected, to one or more of the Subaccounts of the Variable Account and/or to the Fixed Account. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Fund(s) will affect the Subaccount in which you invest your purchase payments and your Contract Value. You bear of the investment risk of investing in the Subaccounts.



Transfers. On or before the Payout Date, you may transfer all or part of the Contract Value between Subaccount(s) or the Fixed Account, subject to certain restrictions. No fee currently is charged for transfers, but the Company reserves the right to charge $10 for each transfer. The Company may impose additional restrictions on transfers that violate its disruptive trading procedures. There are several specialized transfer programs available at no cost under the Contract. These include:

     - The dollar-cost averaging program under which the Company will transfer a specified dollar amount on a monthly, quarterly, semi-annual or annual basis to one or more Subaccounts you select;



     - The portfolio rebalancing program under which the Company will transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts;



     - The systematic transfer program under he Company will systematically or automatically transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts.



Partial Withdrawal. You may withdraw part of your Contract's Surrender Value by Written Request to the Company on or before the Payout Date, subject to certain limitations. You may also elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan.



Surrender. You may surrender the Contract and receive its Surrender Value, by Written Request to the Company before the Payout Date. A partial withdrawal or surrender may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2.



Replacement of Existing Contract. It may not be in your best interest to surrender, lapse, change, or borrow from an existing life insurance policy or annuity contract in connection with the purchase of the Contract. Before doing so, you should compare both contracts carefully. Remember that if you exchange another contract for one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and under this Contract there will be a new surrender charge period, other charges may be higher, and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). Also, because the Company will not issue the Contract until it has received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed.



Death Benefits. If the Annuitant dies before the Payout Date, the Company will pay the death benefit to Beneficiary. The Company offers several death benefit options. The basic death benefit is available without charge and is equal to amount equal to the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day the Company receives Due Proof of Death; or (ii) Contract Value as of the Valuation Day the Company receives Due Proof of Death. PLEASE NOTE: THE COMPANY HAS SUBMITTED AN APPLICATION TO THE SEC IN WHICH THE COMPANY SEEKS EXEMPTIVE RELIEF CONCERNING THE PURCHASE PAYMENT CREDITS. IF THE SEC GRANTS THE COMPANY'S REQUEST FOR EXEMPTIVE RELIEF, THE COMPANY WILL RECAPTURE ANY PURCHASE PAYMENT CREDITS APPLIED TO YOUR CONTRACT VALUE WITHIN 12 MONTHS OF THE ANNUITANT'S DEATH.



For a fee, the Company offers the following optional death benefit riders:



     -    Maximum Anniversary Death Benefit rider;



     -    3% Annual Guaranteed Death Benefit rider;



     -    Earnings Enhanced Death Benefit rider; and



     -    Spouse Beneficiary Death Benefit rider. See "Optional Death Benefit."



In addition, if you elect the Guaranteed Minimum Withdrawal Benefit at the time that your contract is issued on or after the date of this Prospectus (as available in your state), (a minimum guarantee death benefit and an optional maximum anniversary death benefit) are integrated into that benefit. Those death benefits take the place of the death benefits that are otherwise offered in the Contract.



Living Benefits. The Company offers two living benefits for a fee. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. The Guaranteed Minimum Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, the Company guarantees your Contract Value will at least equal the benefit basis less adjustments for partial withdrawals. There are certain conditions associated with the living benefits, including investment restrictions.


State Variations. Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact the Home Office or see your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Other Annuity Contracts. The Company offers other variable annuity contracts that have different contract features, death benefits, and optional programs. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact the Home Office or your sales representative.

The Classes. The Contract allows you to select one of two different charge structures subject to state availability based on your specific situation. Each charge structure is referred to as a "Class." Each Class imposes a different level of surrender and mortality and expense risk charges. Your agent can assist you in selecting the Class that is right for you, based on your needs and preferences. Before the Company issues the Contract, you must select one of the Classes. Once you select a Class, you cannot change it:



     - B-SHARE CLASS - imposes a surrender charge on withdrawals of 8.00% of each purchase payment, reducing annually over 7 years following the purchase payment, a mortality and expense risk charge of 1.15%, (assessed daily, as an annual percentage of average Variable Contract Value); and



     - L-SHARE CLASS - imposes a surrender charge on withdrawals of 8.00% of each purchase payment, reducing annually over 4 years, a mortality and expense risk charge of 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).



Qualified Contracts. An advantage of the Contract is that it provides the ability to accumulate Contract Value on a tax-deferred basis. However, the purchase of a Qualified Contract to fund a tax-qualified retirement plan does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. Therefore, Qualified Contracts should be purchased for other features and benefits offered under the Contract, such as guaranteed death benefits or Income Payment Options.



The Contract is available for purchase by individual corporations and other groups. We may reduce or waive certain charges (surrender charge, Annual Contract Fee, or other charges) where the size or nature of such sales results in savings to us with respect to sales, administrative, or other costs. We also may reduce or waive charges on Contracts sold to officers, directors, and employees of CUNA Mutual Life Insurance Company or its affiliates.


The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we may reduce or waive charges based on a number of factors, including:

     -    The number of Owners;

     -    The size of the group of purchasers;

     -    The total premium expected to be paid;


     -    Total assets under management for the Owner;


     -    The purpose for which the Contracts are being purchased;

     -    The expected persistency of individual Contracts; and

     - Any other circumstances which are rationally related to the expected reduction in expenses.

Contact our service center or your agent for more information about charge reductions and waivers.

CHARGES AND DEDUCTIONS

The Contract contains the following charges and deductions:


Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. The length and amount of the surrender charge assessed depends on the share class you elect and whether you elect to receive Purchase Payment Credits. A surrender charge is deducted when you surrender or partially withdraw purchase payment(s) within seven years (B-Share Class and Purchase Payment Credits) or four years (L-Share Class) of their being paid. The surrender charge is 8% of the amount of the payment withdrawn or surrendered within one year of having been paid.



If you elect the L-Share Class, the surrender charge falls to 0% in year five.



Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.



Market Value Adjustment. The Company will impose a market value adjustment on Fixed Amounts withdrawn or surrendered, loaned, or applied to an Income Payout Option from a Fixed Period of 3 years or greater before expiration of the period except when such a withdrawal surrender, loan, or annuitization occurs during the last 30 days of the period. The market value adjustment may be positive or negative, but will not exceed certain limits. The total amount withdrawn or surrendered could be less than the total purchase payments made because of the cumulative effective of the market value adjustment and the surrender charge. The Company will not apply the market value adjustment to the calculation of the death benefit or to amounts deducted from Fixed Contract Value by the Company as fees or charges.


Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is currently waived if the Contract Value is $50,000 or more.)

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charge is deducted at an annual rate of 1.15% of average Variable Contract Value for B-Share Class Contracts and is 1.65% for L-Share Class Contracts. If you elect to receive Purchase Payment Credits, the mortality and expense risk charge is deducted at an annual rate of 1.60% of average Variable Contract Value.


Administrative Charge. The Company deducts a daily administrative charge to compensate it for certain administrative expenses it incurs. The charge is deducted at an annual rate of .15% of average Variable Contract Value.


Premium Expense Charge. The Company deducts a charge for any state or local premium taxes applicable to a Contract. The Company reserves the right to deduct premium taxes at the time it pays such taxes. State premium taxes currently range from 0% to 3.50%.


Loan Interest Charge. The Company charges an annual interest rate of 6.50% on loans. The Company will credit at least 3.00% to amounts held in the loan account to secure a loan. Therefore, the loan interest spread (i.e., the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts in the Loan Account) is 3.50%.


Rider/Endorsement Charges. The Company deducts a charge on each Contract Anniversary for each of three optional death benefit riders. The charge for the Maximum Anniversary Death Benefit rider is 0.15% of the average monthly Contract Value. The charge for the 3% Annual Guarantee Death Benefit rider is 0.20% of the average monthly Contract Value for the prior Contract Year. The charge for the Earnings Enhanced Death Benefit Rider is 0.30% of the average monthly Contract Value for the Contract Year. The charge for the Spouse Beneficiary Death Benefit rider is 0.05% of the average monthly Contract Value. Generally, for Contracts issued prior to October 30, 2006, the guaranteed maximum charge for each of the Guaranteed Minimum Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit riders is 1.00% of the average monthly Contract Value for the prior year. Currently, the Company charges 0.50% of the average account value for these benefits. Your Contract will indicate if there is a maximum charge. For Guaranteed Minimum Withdrawal Benefit riders generally issued between October 30, 2006 and October 29, 2007, the charge for Guaranteed Minimum Withdrawal Benefit riders is 0.60% of the average monthly Contract Value for the prior Contract Year. For Guaranteed Minimum Withdrawal Benefit riders generally issued after October 29, 2007, the charge for the Guaranteed Minimum Withdrawal Benefit rider varies by the death benefit elected, and is 0.65% for the Minimum Guarantee Death Benefit and 0.80% for the Maximum Anniversary Death Benefit of average monthly Contract Value for the prior Contract Year. However, if you convert from a Guaranteed Minimum Accumulation Benefit Rider to a Guaranteed Minimum Withdrawal Benefit rider, the charge for the Guaranteed Minimum Withdrawal Benefit rider is 0.65% of the average monthly Contract Value for prior Contract. Generally, for Guaranteed Minimum Accumulation Benefit riders after October 30, 2006 the annual charge for Minimum Account Accumulation Benefit riders is 0.50%, subject to state availability. The Company also reserves the right to charge an administrative fee, not to exceed $150, under the Income Payment Increase Endorsement and the Change of Annuitant Endorsement.





Transfer Processing Fee. Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 each requested transfer.


Duplicate Contract Request. You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.


Fund Expenses. The underlying Funds also charge annual Fund expenses at the ranges shown in the expense table.


Other Information. The Company pays compensation to broker-dealers who sell the Contracts.


PAYOUT PROVISIONS

You select the Payout Date, subject to certain limitations.


On the Payout Date, the Payout Proceeds will be applied to an Income Payout Option, unless you choose to receive the Surrender Value in a lump sum. Income Payments may have tax consequences.


FEDERAL TAX STATUS

Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59 1/2. For a further discussion of the federal income tax status of variable annuity contracts, see Federal Tax Matters.

          CUNA MUTUAL LIFE INSURANCE COMPANY, CUNA MUTUAL LIFE VARIABLE
                         ANNUITY ACCOUNT, AND THE FUNDS

CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA Mutual Life Insurance Company is a mutual life insurance company originally organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The telephone number is 1-800-798-5500.


As of December 31, 2006, the Company had approximately $9.3 billion in assets and more than $15.5 billion of life insurance in force.



The Company is proposing to merge into CUNA Mutual Insurance Society ("CMIS") effective December 31, 2007. The merger is subject various regulatory approvals, but has been approved by the policyholders of each company.



CMIS is a mutual life insurance company is incorporated in Iowa. CMIS was formed in 1935, is licensed throughout the United States, and has operations in several countries. CMIS offers credit life and credit disability, group life and disability, pension products and individual life and health policies to credit unions and their members. CMIS currently does not issue variable insurance products. As of December 31, 2006 (presented on a generally accepted accounting principles ("GAAP") basis), CMIS's surplus to policyholders totaled approximately $1.4 billion, CMIS's assets totaled approximately $6.7 billion, and CMIS's revenues totaled approximately $2.2 billion. CMLIC and CMIS have been closely affiliated since 1990, when their Agreement of Permanent Affiliation (the "Affiliation Agreement") became effective. The Affiliation Agreement provided for the affiliation of CMLIC and CMIS in three general areas: (a) managerial, which involved integration of the boards of directors and management of CMIS and CMLIC; (b) functional, which involved integration of support functions of CMLIC and CMIS; and (c) financial, which involved cross-reinsurance of the two companies' individual life insurance businesses and sharing of the income and expenses relating to those lines of business. CMLIC and CMIS have identical boards of directors and senior management, and their operations and liabilities are largely shared as a result of the affiliation.


CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

The Variable Account was established by the Company as a separate account on December 14, 1993. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the SEC. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

The Variable Account is divided into 15 Subaccounts. In the future, the number of Subaccounts may change. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, are credited to or charged against that Subaccount reflect only the Subaccount's investment experience and not the investment experience of the Company's other assets.

Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account that exceed the Company's liabilities under the Contracts may be transferred by the Company to the General Account and used to pay its liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

THE UNDERLYING FUNDS


The Subaccounts invest in the Ultra Series Fund. The Ultra Series Fund, an affiliate of the Company, is a management investment company of the series type with one or more Funds and is an open-end, management investment company. Fund distributions to the Subaccounts are automatically reinvested at net asset value in additional shares of the Funds.


The investment objectives and policies of each Fund are summarized below. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. More detailed information, including a description of risks and expenses, may be found in the Funds' prospectus which must accompany or precede this Prospectus. The Funds' prospectus should be read carefully and retained for future reference. Please contact your agent or call the Home Office to obtain a prospectus for the Ultra Series Fund.

THE ULTRA SERIES FUND

Currently, the Ultra Series Fund offers Funds as investment options under the Contracts.


Conservative Allocation Fund. This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.



Moderate Allocation Fund. This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs. The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.



Aggressive Allocation Fund. This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including ETFs. The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.


Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund. This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund (formerly Balanced Fund). This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund. This Fund seeks long-term capital growth with income as a secondary consideration.

Large Cap Growth Fund. This Fund seeks long- term capital appreciation.

Mid Cap Value Fund. This Fund seeks long-term capital appreciation.

Mid Cap Growth Fund. This Fund seeks long-term capital appreciation.

Small Cap Value Fund. This Fund seeks long-term capital appreciation.

Small Cap Growth Fund. This Fund seeks long-term capital appreciation.

International Stock Fund. This Fund seeks long-term growth of capital.

Global Securities Fund. This Fund seeks capital appreciation.

MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.

The Funds described above are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public.

The investment performance and results of the Funds may be lower, or higher, than the investment results of such other (publicly available) portfolios.

There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor or manager and the same investment objectives and policies, and a very similar name.

During extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

AVAILABILITY OF FUNDS

The Variable Account purchases shares of the Ultra Series Fund in accordance with a participation agreement. If the participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

SERVICING FEES


The Company has entered into agreements with the investment adviser of the Funds pursuant to which the adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company and its affiliates) in the Funds. These percentages are equal to 0.20% of each Fund's average daily net assets. The percentage amount is based on assets of the particular Fund attributable to the Contract issued administered by the Company (or an affiliate). These fees are for administrative services provided to the Funds by the Company and its affiliates. Payments of fees under these agreements by the investment adviser do not increase the fees or expenses paid by the Funds or their shareholders. The amounts the Company receives under these agreements may be significant.


VOTING RIGHTS

Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts in which they are invested. The Company will vote Fund shares attributable to Owners at special shareholder meetings based on instructions from such Owners. However, if the law changes and the Company is allowed to vote in its own right, it may elect to do so.


Owners with voting interests in a Fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Notification will contain proxy materials and a form with which to give the Company voting instructions. The Company will vote shares for which no instructions are received in the same proportion as those that are received. This means that a small number of Owners may control the outcome of the vote. Before the Payout Date, the number of shares which an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund.


On or after the Payout Date, an Owner's voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The Company will designate a date for this determination not more than 90 days before the shareholder meeting.

MATERIAL CONFLICTS

The Funds are offered through other separate accounts of the Company and directly to employee benefit plans affiliated with the Company. The Company does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts in which these Funds participate. Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and those of owners of other types of contracts issued by the Company. Material conflicts could also arise between the interests of Owners (or owners of other types of contracts issued by the Company) and the interests of participants in employee benefit plans invested in the Funds. If a material conflict occurs, the Company will take steps to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the Fund(s) involved in the conflict.

SUBSTITUTION OF SECURITIES

The Company may substitute shares of other mutual funds for shares already purchased or to be purchased in the future if either of the following occurs:


     (1)  shares of a current Fund are no longer available for investment; or



     (2)  further investment in a Fund is inappropriate.


The substituted funds may have higher fees and expenses. Funds may be added to the product, but their availability may be limited to certain classes of Owners. Funds may also be closed to allocations of purchase payments or Contract Value, or both, and to all or only certain classes of Owners. No substitution, elimination, or combination of shares may take place without the approval of the SEC and applicable state insurance departments.

THE FIXED ACCOUNT

The Fixed Account is an investment option that is funded by assets of the Company's General Account and pays interest at declared rates. The General Account contains all of the Company's assets other than those in separate accounts. It is used to support the Company's annuity and insurance obligations and may contain compensation for mortality and expense risks. The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of Prospectus disclosure.


Purchase payments, and any Contract Value Increase Enhancements and Purchase Payment Credits, if applicable, will be allocated to the Fixed Account by election of the Owner.



The Company intends to credit amounts in the Fixed Account with interest at current rates in excess of the minimum fixed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. Once an interest rate is declared for a Fixed Amount, it is guaranteed for the duration of the Fixed Period. Fixed Contract Value will not share in the investment performance of the Company's General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed effective rate will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum fixed rate.



We reserve the right to restrict purchase payments and transfers to the Fixed Account if the yield on investments does not support the statutory minimum interest rate or if your Fixed Account Value exceeds $1,000,000.








FIXED CONTRACT VALUE

THE FIXED CONTRACT VALUE REFLECTS:


Net Purchase Payments allocated to and Contract Value transferred to the Fixed Account,


     -    Interest credited to Contract Value in the Fixed Account,

     -    Transfers of Contract Value out of the Fixed Account,

     - Surrenders and partial withdrawals from the Fixed Account (including any applicable market value adjustments and surrender charges), and

     -    Charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account value is the sum of

Fixed Amounts under the Contract. The Fixed Contract Value is guaranteed to accumulate at a minimum effective annual interest rate shown on your Data Pages.



The Fixed Account varies according to the state in which the Contract is issued. Currently, the Fixed Period is only for one year. If the Company offers Fixed Periods of three years or greater, the Company may impose a market value adjustment on amounts withdrawn prior to the expiration of a Fixed Period, if allowed by state law. Some states may not allow Fixed Periods or a Fixed Account. Contact the Company for information on the availability of the Fixed Account and Fixed Periods in your state.



An Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Fixed Account.



The Company also intends to offer special Fixed Period options that require minimum monthly transfers to other Subaccounts throughout the Fixed Period (the "DCA One Year Fixed Period & DCA 6-month Fixed Period"). Purchase payments may be allocated to the DCA One Year Fixed Period or the DCA 6-month Period, but transfers in are not allowed.


FIXED PERIODS


From time to time, the Company may offer to credit Fixed Contract Value with interest at specific guaranteed rates for specific periods of time. These periods of time are know as Fixed Periods. The Company may offer one or more Fixed Periods of one to ten years' duration at anytime (currently, only Fixed Periods of one year are offered). The Company will publish an effective annual interest rate applicable to each Fixed Period being offered at that time.


Net Purchase Payments allocated or Contract Value transferred to a Fixed Period is guaranteed to earn that rate of interest for each year of the period (provided that such payments and Contract Value are not withdrawn during the Fixed Period or surrendered). The interest rates available at any time will vary with the number of years in the Fixed Period, but will always meet or exceed the Fixed Account minimum guaranteed interest rate in effect at the time the interest rate is disclosed.

Fixed Periods begin as of the date Net Purchase Payments or transfers of Contract Value are made to them and end when the number of year(s) in the Fixed Period have elapsed. The last day of the Fixed Period is the expiration date for the Fixed Period. Owners may not select Fixed Periods with expiration dates later than the Contract's current Payout Date.


During the 30-day period prior to the expiration of a Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any new Fixed Period (except a DCA Fixed Period) or Subaccount available at that time (currently, the Company only offers a one-year Fixed Period). Such transfers may be made at any time from the DCA One-Year Fixed Period and DCA 6-month Fixed Period. In addition, monthly transfers from the DCA One Year Fixed Period and DCA 6-month Fixed Period to the Subaccount(s) you designate are required. If no Subaccount is designated, transfers will be made to the Money Market Subaccount. The minimum transfer amount is the monthly sum required to fully amortize the Fixed Amount as of the expiration date of the DCA Fixed Period.


If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, the Company will credit interest to the Fixed Amount at the guaranteed rate the Company declares for that purpose. The declared rate is guaranteed not to be less than the Fixed Account minimum guaranteed rate the Company describes above. For Fixed Periods other than the DCA One Year Fixed Period and DCA 6-month Fixed Period, the Company will notify Owners of the available Fixed Periods and Subaccounts 30 days prior to the expiration of a Fixed Period.

If an Owner does not respond to the notice with instructions as to how to reinvest the Fixed Amount, then on the expiration date the Company will invest the Fixed Amount in another Fixed Period of the same duration as the expiring period. If no Fixed Period of equal duration is available at that time, the Company will reinvest the Fixed Amount in the next closest Fixed Period available. If the duration of that next closest Fixed Period will extend beyond the Payout Date, you will incur a market value adjustment on the Payout Date, if permitted by your state.

FIXED ACCOUNT MINIMUM GUARANTEED INTEREST RATE


Contracts issued on or after May 1, 2006: The Fixed Account minimum guaranteed interest rate is 3.00% for the life of your Contract. Certain states may utilize an indexed guaranteed minimum guaranteed interest rate, as described under Contracts Issued Prior to May 1, 2006. See your Contract for details or call the Home Office for further information on availability in your state.

Contracts issued prior to May 1, 2006: All states except PA, WY, and PR:


The Fixed Account minimum guaranteed interest rate as of your Contract Issue Date is shown on the Data Pages. In all states except PA, WY and PR, the Fixed Account minimum guaranteed interest rate will be recalculated each calendar quarter (on each January 1, April 1, July 1, and October 1). The Fixed Account minimum guaranteed interest rate will apply to new Fixed Amounts from Net Purchase Payments and transfers, and will never be less than the lesser of:


     (a)  3.00%; or

     (b)  the interest rate determined as follows:

          - the average of the three applicable monthly five-year Constant Maturity Treasury (CMT) rates reported by the Federal Reserve (described below), and rounded out to the nearest 0.05%; MINUS

          -    1.25%; AND

          -    subject to a minimum interest rate of 1.00%.

The three monthly five-year CMT rates used in the calculation above are as follows:

     - the prior September, October, and November monthly five-year CMT rates will be used to determine the first quarter interest rate that is effective each January 1;

     - the prior December, January, and February monthly five-year CMT rates will be used to determine the second quarter interest rate that is effective each April 1;

     - the prior March, April, and May monthly five-year CMT rates will be used to determine the third quarter interest rate that is effective each July 1; and

     - the prior June, July, and August monthly CMT rates will be used to determine the fourth quarter interest rate that is effective October 1.

For Contracts issued prior to May 1, 2006: PA, WY and PR: In PA, WY and PR, the minimum rate will be fixed for the life of the Contract at 1.50% or 3.00%. See your Contract for details or call the Home Office for further information on availability in your state.

MARKET VALUE ADJUSTMENT


If the Company offers a Fixed Period of three years or greater, the Company will impose a market value adjustment on Fixed Amounts withdrawn or surrendered, loaned, or applied to an Income Payout Option from such Fixed Period before the expiration of the period except when such a withdrawal, surrender, loan, or annuitization occurs during the last 30 days of the period, as permitted by state law. The market value adjustment is calculated by multiplying the amount surrendered, withdrawn, loaned, or annuitized by the following factor:


                              0.70 x (I - J) x n/12

Where:

     I = the guaranteed interest rate then being offered for a new Fixed Period equal in duration and type to the period from which the Fixed Amount is being withdrawn. If a Fixed Period of such duration is not being offered, "I" equals the linear interpolation of the guaranteed interest rates for the Fixed Periods then available. If the Fixed Periods needed to perform the interpolation are not being offered, "I" equals the interest rate being paid on the Treasury Constant Maturity Series published by the Federal Reserve Board for Treasury securities with remaining maturities equal to the duration of the appropriate Fixed Period. If no published rates are available for maturities equal to the duration of the appropriate Fixed Period, linear interpolation of other published rates will be used. The interest rate being credited to a DCA Fixed Period will not be used as a factor in any market value adjustment calculation.

     J = the guaranteed interest rate then being credited to the Fixed Amount being withdrawn.

     n = the number of complete months remaining until the expiration of the Fixed Period.

At a time when I exceeds J, the market value adjustment will reduce the portion of any Fixed Amount available for withdrawal, surrender or application to an Income Payout Option. At a time when J exceeds I, the market value adjustment will increase the portion of any Fixed Amount available for withdrawal, surrender, borrowing, or application to an Income Payout Option. Moreover, in no event will:

     - the market value adjustment exceed an amount equal to the total interest earned (for all Fixed Amounts) that is in excess of the effective annual rates(s) based on the Fixed Account minimum guaranteed interest in effect for each Fixed Amount;

     - the application a market value adjustment cause the sum of any surrender charges and market value adjustment for a Fixed Amount be greater than 10% of the amount withdrawn; or

     - the market value adjustment reduce the amounts withdrawn or transferred below the amount required under the nonforfeiture laws of the state with jurisdiction over the Contract.

The total amount withdrawn or surrendered could be less than the total purchase payments because of the cumulative effect of the market value adjustment and surrender charge. The market value adjustment is calculated separately for each Fixed Amount and is applied before any surrender charge. Owners must instruct the Company as to which Fixed Periods should be withdrawn or surrendered. Within any Fixed Period, Fixed Amounts are treated separately for purposes of determining any market value adjustment. The market value adjustment does not apply to amounts allocated to a DCA Fixed Period or any Fixed Period less than 3 years.

In addition, a market value adjustment does not apply to the calculation of a death benefit or to amounts deducted from Fixed Contract Value by the Company as fees or charges.

Any applicable market value adjustment(s) will be deducted from or added to the remaining Fixed Amount(s), if any, or from all remaining Fixed Amounts on a pro-rata basis. If, at the time a partial withdrawal is requested from a Fixed Amount, the Fixed Account value would be insufficient to permit the deduction of the market value adjustment from any remaining Fixed Amounts, then the Company will not permit the partial withdrawal.

The Company may waive the market value adjustment in certain circumstances. (See CHARGES AND DEDUCTIONS.) The imposition of a market value adjustment may have significant federal income tax consequences. (See FEDERAL TAX MATTERS.) In certain states, the market value adjustment provisions may not apply. See your Contract for more information.

                           DESCRIPTION OF THE CONTRACT

ISSUANCE OF A CONTRACT

In order to purchase a Contract, application must be made through a representative of CUNA Brokerage Services, Inc. ("CUNA Brokerage") or a representative of a broker-dealer that has a selling agreement with CUNA Brokerage. Applications and initial purchase payments submitted to such sales representatives cannot be processed until the Company receives them from such representatives at the Home Office. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Issue Date.

The Company may also be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

RIGHT TO EXAMINE


The Contract may be returned, along with a Written Request, to the Home Office or sales representative, within 10 days of receipt. The Company will cancel the Contract and generally refund the Contract Value less any charges deducted, or another amount required by law as of the date the Home Office receives the Written Request. However, if you elect to receive Purchase Payments Credits, your refunded amount will equal one of the following amounts:



     (i) if your Contract Value has increased or has stayed the same, your refund will equal your Contract Value, minus any Purchase Payment Credits, but plus any charges the Company deducted before the date of the returned Contract;



     (ii) if your Contract Value has decreased, your refund will equal your Account Value, minus any Purchase Payment Credits, but plus any charges the Company deducted on or before the date the Company received the returned Contract and plus any investment loss, including any charges made by the Funds, attributable to the Purchase Payment Credits as of the date the Company receives the returned Contract; or



     (iii) if required by the law of your state, your purchase payments minus any withdrawals you previously made.



This means you receive any gains and the Company bears any losses attributable to the Purchase Payment Credits during the right to examine period. The Company will assess neither a surrender charge nor a market value adjustment on refunds.


The Contract provides for an initial "right to examine" period. The Owner has the right to reject the Contract for any reason within ten days of receiving it. In some states this period may be longer than ten days. Depending upon the state of issuance of the Contract, the Owner is subject to market risk during the Right to Examine period.


The Contract may be returned, along with a Written Request, to the Home Office or sales representative, within 10 days of receipt. State and/or federal law may provide additional return privileges.


Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by the Company.

PLEASE NOTE: THE COMPANY HAS SUBMITTED AN APPLICATION TO THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") IN WHICH THE COMPANY SEEKS EXEMPTIVE RELIEF CONCERNING THE PURCHASE PAYMENT CREDITS. IF THE SEC GRANTS THE COMPANY'S REQUEST FOR EXEMPTIVE RELIEF, THE COMPANY WILL RECAPTURE ANY PURCHASE PAYMENT CREDITS APPLIED TO YOUR CONTRACT IF YOU SURRENDER DURING THE RIGHT TO EXAMINE PERIOD.



CLASSES



The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and mortality and expense risk charges. Depending on your needs and preferences, you can choose the Class that best meets your needs. Before the Company issues your Contract, you must select one of the two Classes offered in the Contract. Once you select a Class, you cannot change it:



     - B-SHARE CLASS - imposes a surrender charge on withdrawals of 8% of each purchase payment, reducing annually over 7 years following the purchase payment, and a mortality and expense risk charge of 1.15% (assessed daily, as an annual percentage of average Variable Contract Value); and



     - L-SHARE CLASS - imposes a surrender charge on withdrawals of 8% of each purchase payment, reducing annually over 4 years, a mortality and expense risk charge of 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).


PURCHASE PAYMENTS

The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount the Company must receive during the first 12 months of the Contract is:

$5,000         Except as described below.

$2,000 For Contracts that qualify for special federal income tax treatment under Sections 401, 403(b), 408, 408A, or 457 of the
               Code. This category includes qualified pension plans, tax-sheltered annuities, individual retirement accounts, and certain deferred compensation plans.

The Value of   The value of a Contract exchanged pursuant to Section 1035 of the
a Contract     Code, if the Company approves the transaction prior to the exchange.

$2,000 For a Contract sold to employees of the Company and its subsidiaries, to employees of CUNA Brokerage and its subsidiaries, and to registered representatives and other persons associated with CUNA Brokerage. This category includes both individual retirement accounts and non-individual retirement accounts.

Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under the Company's automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The amount paid at time of application and the regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law limits the amount of annual contributions that the Company is permitted to accept for an individual retirement account, except in the case of a rollover or transfer.)

The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required (so long as the minimum purchase amount has been paid).

The Company reserves the right not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday, (2) purchase payments of less than $100, (3) purchase payments in excess of $1 million, and (4) any additional purchase payments, if mandated under applicable law.

CONTRACT VALUE INCREASE ENHANCEMENT


When the Owner makes a purchase payment the Company will enhance the Owner's Contract Value by an increase percentage if the Owner's cumulative Net Purchase Payments meet or exceed $500,000. Cumulative Net Purchase Payments equal the total of all Net Purchase Payments that the Company has received less any partial withdrawals (including any associated surrender charges) that the Owner has made.



The amount of the Contract Value Increase Enhancement varies by cumulative Net Purchase Payment levels. The chart below sets forth the cumulative Net Purchase Payment levels with the associated increase percentages:

                               ENHANCEMENT AMOUNTS


CUMULATIVE NET PURCHASE PAYMENT LEVELS   INCREASE PERCENTAGE
--------------------------------------   -------------------
     $500,000 through $999,999.99               0.50%
         $1,000,000 and above                   0.70%



The Company will calculate the Contract Value Increase Enhancement as follows:



     (a)  cumulative Net Purchase Payments; multiplied by


     (b)  the applicable increase percentage; minus

     (c) any prior increases to Contract Value as a result of the Contract Value Increase enhancement.


The Company will allocate the amount of the Contract Value Increase Endorsement pro-rata according to the Owner's current purchase payment allocation.


The Company funds the Contract Value Increase Enhancement from its general account, and does not charge Owners for the Contract Value Increase Enhancement.

The Company will treat the Contract Value Increase Enhancement as Contract earnings. The Contract Value Increase Enhancement will not be subject to any applicable surrender charge. The Contract Value Increase Enhancement may not be available in all states.


Please note that you will not receive both Contract Value Increase Enhancements and Purchase Payment Credits. The Purchase Payment Credits will include any Contract Value Increase Enhancement.



PURCHASE PAYMENT CREDITS



You may elect to receive Purchase Payment Credits, if you elect the Purchase Payment Credit Endorsement. Under the endorsement, each time you make a purchase payment, the Company will enhance, at a cost, your Contract Value by 4% or 5% based on the cumulative Net Purchase Payment levels, as illustrated in the following table:



                                    Purchase Payment
Cumulative Net Purchase Payments   Credit Percentage
--------------------------------   -----------------
         Up to $250,000                    4%
        $250,000 and over                  5%



The Company will calculate and apply Purchase Payment Credits the same day that your purchase payment is applied to your Contract Value. The amount of the increase will be any increase due less any prior increases that have been credited. Further, the Company will allocate the amount of the Purchase Payment Credits pro-rata according to your current purchase payment allocation instructions. Currently, once a purchase payment is credited to your Contract Value, it is yours to keep. PLEASE NOTE, HOWEVER, THAT THE COMPANY HAS SUBMITTED AN APPLICATION TO THE SEC IN WHICH THE COMPANY SEEKS EXEMPTIVE RELIEF CONCERNING THE PURCHASE PAYMENT CREDITS. IF THE SEC GRANTS THE COMPANY'S REQUEST FOR EXEMPTIVE RELIEF, THE COMPANY WILL RECAPTURE ANY PURCHASE PAYMENT CREDITS APPLIED TO YOUR CONTRACT DURING THE RIGHT TO EXAMINE PERIOD (IF YOU SURRENDER DURING THE RIGHT TO EXAMINE PERIOD) AND WITHIN 12 MONTHS OF THE ANNUITANT'S DEATH.



The Contract's morality and expense risk charges, and surrender charges are higher if you elect to receive Purchase Payments Credits. However, the Company will not assess charges for the Purchase Payment Credit Endorsement against Contract Value in the Fixed Account.



If you elect the Purchase Payment Credit Endorsement, the surrender charge the Company assesses will be 1% higher than it would be for a B-Share Class Contract without Purchase Payment Credits. However, the duration during which the Company assesses surrender charges, generally 7 years from the date the Company applied the purchase payment, will remain the same. The Company will treat Purchase Payment Credits as Contract earnings for surrender charge and tax purposes.



In addition to the higher surrender charge rates, the assumptions the Company uses in assessing the surrender charge will change. The Company will no longer assume that earnings are withdrawn first. See "Charges and Deductions."



The Purchase Payment Credit Endorsement is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.



The Purchase Payment Credit the Company applies under the Purchase Payment Credit Endorsement will include the increase provided by the Contract Value Increase Endorsement - you will not get both.



EXAMPLES:



Example 1: The Owner submits $1,000,000 purchase payment at Contract issue.



     -    The Purchase Payment Credit is $1,000,000 x 5% = $50,000.



     - No prior Purchase Payment Credits have been applied, so the Company applies the full amount of the Purchase Payment Credit.



Example 2: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $500,000 purchase payment on the first Contract Anniversary.



     - The Company applies a Purchase Payment Credit at issue of $200,000 x 4% = $8,000.



     -    At the time of the additional purchase payment.



          -    Cumulative purchase payments equal $200,000 + $500,000 =
               $700,000.



          -    Purchase Payment Credits due are $700,000 x 5% = $35,000.

          -    The Purchase Payment Credits the Company previously applied =
               $8,000.



          - Purchase Payment Credits the Company applies are $35,000 - $8,000 = $27,000.



Example 3: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $300,000 purchase payment on the first Contract Anniversary; the Owner takes a $75,000 withdrawal, and then the Owner submits a $500,000 purchase payment.



     - At issue the purchase payments the Company applies are $200,000 x 4% = $8,000.



     -    At the time of the 300,000 additional purchase payment:



          -    Cumulative purchase payments equal $200,000 + $300,000 =
               $500,000.



          -    Purchase Payment Credits due are $500,000 x 5% = $25,000.



          - Total applied with the first additional purchase payment is $25,000 - $8,000 = $17,000.



     -    With the $75,000 withdrawal:



          -    Cumulative purchase payments equal $500,000 - $75,000 = $425,000.



          -    The Company will not "recapture" Purchase Payment Credits.



     -    With the $500,000 additional purchase payment:



          -    Cumulative purchase payments equal $425,000 + $500,000 =
               $925,000.



          -    Purchase Payment Credits due are $925,000 x 5% = $46,250.



          -    The Purchase Payment Credits the Company previously applied =
               $25,000.



          - The Purchase Payment Credits the Company credits are $46,250 - $25,000 = $21,250.



The Purchase Payment Credit Endorsement may not be available in all states. The Company reserves the right to discontinue offering the Purchase Payment Credit Endorsement at any time.


ALLOCATION OF PURCHASE PAYMENTS


The Company allocates purchase payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, to Subaccounts and/or the Fixed Account as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. An allocation to the Fixed Account must be for at least $1,000. A requested allocation of less than $1,000 to the Fixed Account will be transferred to the Money Market Subaccount.



If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated to one or more of the Subaccounts or to the Fixed Account within two Valuation Days of receipt by the Company at the Home Office. If the application is not properly completed, the Company reserves the right to retain the purchase payment for up to five Valuation Days while it attempts to complete the application. If information which completes the application is received after 3:00 p.m. Central Time, the initial Net Purchase Payment will be allocated on the next Valuation Day. If the application is not complete at the end of the 5-day period, the Company will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to the Company retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated as designated by the Owner within two Valuation Days.


The Company will process additional purchase payments at the Accumulation Unit value next determined after the Company receives the purchase payments at the Home Office.

CONTRACT VALUE

The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the value in the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts (i.e., Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount's Accumulation Unit value by the number of Accumulation Units.


Determination of Number of Accumulation Units. Any Net Purchase Payment, Contract Value Increase Enhancements or Purchase Payment Credits, if applied, allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments and Contract Value Increase Enhancement or Purchase Payment Credits, if applicable, or allocations. The number of Accumulation Units does not change as a result of investment experience. Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

     (1)  Is:

          (a) the net assets of the Subaccount as of the end of the Valuation Period;

          (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

     (2) The daily charges for mortality and expense risks and administrative expenses and any applicable redemption fees multiplied by the number of days in the Valuation Period.

     (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

The value of an Accumulation Unit may increase or decrease as a result of investment experience.

TRANSFER PRIVILEGES

General. Before the Payout Date, the Owner may make transfers between the Subaccounts and the Fixed Account as described below.

     - Transfers to the Fixed Account must be at least $1,000 (lesser amounts received are allocated to the Money Market Subaccount).

     - Transfers are not allowed to the DCA 6-month Fixed Period or the DCA One Year Fixed Period.

     - Except for the DCA 6-month Fixed Period and the DCA One Year Fixed Period, transfers out of a Fixed Period are permitted only during the 30-day period before the expiration of that Fixed Period.

     - Transfers from the DCA 6-month Fixed Period and the DCA One Year Fixed Period may be made throughout the Fixed Period.

     - A minimum monthly transfer to the designated Subaccounts is required from each DCA Fixed Period. If no Subaccounts are designated, the minimum transfer amount will be transferred to the Money Market Subaccount. The minimum transfer amount is the monthly sum that will amortize the DCA Fixed Period on its expiration date.

     - You cannot transfer to a Fixed Period if that Fixed Period's duration would extend beyond the Payout Date.


Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received. The Company must receive a transfer request by 3:00 p.m. Central Time at its Home Office on a Valuation Day to process your transfer request on that Valuation Day.


No fee is currently charged for transfers but the Company reserves the right to charge $10 for each transfer. Transfers from a DCA Fixed Period are not subject to any transfer fees that we may impose.

Subject to the above, there is currently no limit on the number of transfers that can be made among or between Subaccounts or to or from the Fixed Account.

Transfers may be made by Written Request, fax, Internet, or by telephone.

The Company will send a written confirmation of all transfers. The Company will use reasonable procedures to confirm that fax, Internet, or telephone instructions are genuine. These procedures may include requiring callers to identify themselves and the Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with fax, Internet, or telephone transactions that don't occur if a Written Request is submitted. Anyone authorizing or making fax, Internet, or telephone requests bears those risks. The Company will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized fax, Internet, or telephone requests that the Company believes are genuine.

The Company may record telephone requests. The Company reserves the right to suspend telephone (and facsimile) instructions at any time for any class of Contracts for any reason.

Internet and telephone (and facsimile) service may not always be available. Any Internet or telephone (and facsimile), whether it is yours, your service provider's, your sales representative's, or the Company's, can experience outages or slowdowns for a variety of reasons. For example, telephone communications may not be available due to natural disasters (such as hurricanes or earthquakes), man-made disasters (such as acts of terrorism, computer failures, electrical blackouts, or certain fires), or simply because of a high number of calls (which is likely to occur during periods of high market turbulence). These outages or slowdowns may delay or prevent processing your request. Although the Company has taken precautions to help its systems handle heavy use, it cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to the Home Office.

The Company may modify, restrict, or terminate the transfer privileges at any time for any reason.

Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners invested in the Subaccounts, not just those making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, the Company has certain market timing policies and procedures (the "Market Timing Procedures").

Detection. The Company employs various means in an attempt to detect, deter, and prevent frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. The Company may vary the Market Timing Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, the Company will apply the Market Timing Procedures, including any variance in the Market Timing Procedures by Subaccount, uniformly to all Owners. The Company also coordinates with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Market Timing Procedures.

Please note that despite its best efforts, the Company may not be able to detect nor stop all harmful trading.

Deterrence. Once an Owner has been identified as a "market timer" under the Market Timing Procedures, the Company notifies the Owner that from that date forward, for three months from the date the Company mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In its sole discretion, the Company may revise the Market Timing Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). The Company also reserves the right, to the extent permitted by applicable law, to implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, the Company may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, the Company also reserves the right to defer the transfer privilege at any time that it is unable to purchase or redeem shares of the Funds.

The Company currently does not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than the Company's in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

The Company's ability to detect and deter such transfer activity is limited by its operational and technological systems, as well as by its ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite the Company's best efforts, it cannot guarantee that the Market Timing Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. The Company applies the Market Timing Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures the Company has adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order the Company submits may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent the Company from implementing your request.

Dollar Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments will purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.

Dollar Cost Averaging (DCA) Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) a specified dollar amount from the Money Market Subaccount to one or more Subaccounts. A minimum monthly amount must be systematically transferred from the DCA 6-month Fixed Period and the DCA One Year Fixed Period to one or more Subaccounts. The minimum monthly transfer amount is the monthly sum that will amortize the DCA Fixed Period on its expiration date.

The Company reserves the right to stop DCA transfers from the Subaccount that invests in the Money Market Fund.

Portfolio Rebalancing. An Owner may instruct the Company to automatically transfer (on a quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), the Company will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to the Fixed Account.) If the Owner does not specify a frequency for rebalancing, the Company will rebalance quarterly. The Company has the right to stop the portfolio rebalancing programs.

Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

Owners may also automatically transfer the interest from a Fixed Period of the Fixed Account to one or more of the Subaccounts. The minimum DCA or automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount or DCA Fixed Period from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or DCA Fixed Period from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. The Company will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. The Company reserves the right to stop the automatic transfer programs.

SURRENDERS (REDEMPTION) AND PARTIAL WITHDRAWALS


Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to the Company. The Company will process the surrender at the Accumulation Unit value next determined after the Written Request is received at the Home Office. The Company must receive your surrender request by 3:00 p.m. Central Time on a Valuation Day to process the request on that Valuation Day. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payout Option. The Company may apply a market value adjustment and surrender charge upon surrender. However, the Company does not apply a surrender charge on Contract Value Increase Enhancements or on Purchase Payment Credits.



Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. The Company will process the withdrawal at the Accumulation Unit value next determined after the request is received at the Home Office. The Company must receive your partial surrender request by 3:00 p.m. Central Time on a Valuation Day to process the request on that Valuation Day. The Company may apply a market value adjustment and surrender charge upon partial withdrawal, which will be deducted from the remaining Contract Value. However, the Company does not apply a surrender charge on Contract Value Increase Enhancements or on Purchase Payment Credits.


The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Account. If the Owner does not so specify, or if the amount in the designated Subaccounts or the Fixed Account is not enough to comply with the request, the partial withdrawal (and any applicable market value adjustment and surrender charge) will be made proportionately from the accounts.

A contingent deferred sales charge may apply to surrenders and partial withdrawals.


Systematic Withdrawals. Owner(s) may elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan. Such withdrawals will be assessed surrender charges. Under the plan, the Company will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts. Such withdrawals must be at least $100 each. Generally, Systematic Withdrawals may only be made from Variable Contract Value Subaccounts. However, Systematic Withdrawals can be made from the Fixed

Account to satisfy Required Minimum Distributions. Additionally, the Company will allow Systematic Withdrawals of interest from Fixed Periods of the Fixed Account. Please note that withdrawals from the Fixed Account may be subject to a market value adjustment. The $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code; however, any applicable surrender charge and market value adjustment will continue to apply. Generally, Owners should be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. Beginning a systematic withdrawal plan before the Owner reaches age 59 1/2 may have federal income tax implications.


The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge unless one of the exceptions noted below applies).

With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if the withdrawal is necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, the Company will continue systematic withdrawals even though a surrender charge is deducted.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There may be federal income tax implications to surrenders and partial withdrawals. Owners should consult with their tax adviser before requesting a surrender or partial withdrawal. The Company reserves the right to stop offering the systematic withdrawal plan at any time.

CONTRACT LOANS

Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title 1 of the Employee Retirement Income Security Act of 1974) may borrow from the Company using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.

DEATH BENEFIT BEFORE THE PAYOUT DATE

Naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your sales representative or financial advisor.

Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.


If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes. The following options are available to a sole surviving Owner or a new Owner:


     (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

     (2) If the Owner is not the spouse of the deceased Owner he or she may elect, within 60 days of the date the Company receives Due Proof of
          Death:

          (a) to receive the Surrender Value in a single sum within 5 years of the deceased Owner's death; or

          (b) to apply the Surrender Value within 1 year of the deceased Owner's death to one of the Income Payout Options provided that payments under the option are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If he or she does not elect one of the above options, the Company will pay the Surrender Value five years from the date of the deceased Owner's death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Payout Date, the Company will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, the Company will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date the Company receives Due Proof of Death of the Annuitant, to apply the death benefit to an Income Payout Option. If the Annuitant who is also an Owner dies, the Beneficiary may only apply the death benefit payment to an Income Payout Option if:


     (1) payments under the option begin within 1 year of the Annuitant's death; and


     (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

In lieu of a lump sum payment, if the Beneficiary is the deceased Annuitant's spouse, then he or she may elect to continue the Contract.

Basic Death Benefit. The basic death benefit is an amount equal to the greater of:

     (1) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Date the Company receives Due Proof of Death; or

     (2) Contract Value as of the Valuation Date the Company receives Due Proof of Death;


The death benefit will be reduced by any outstanding Loan Amount and any applicable premium expense charges not previously deducted. PLEASE NOTE: THE COMPANY HAS SUBMITTED AN APPLICATION TO THE SEC IN WHICH THE COMPANY SEEKS EXEMPTIVE RELIEF CONCERNING THE PURCHASE PAYMENT CREDITS. IF THE SEC GRANTS THE COMPANY'S REQUEST FOR EXEMPTIVE RELIEF, THE COMPANY WILL RECAPTURE ANY PURCHASE PAYMENT CREDITS APPLIED TO YOUR CONTRACT VALUE WITHIN 12 MONTHS OF THE ANNUITANT'S DEATH. The Contract also offers additional guaranteed death benefit choices as riders to the Contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the Riders section for more details.



Proportional Adjustment for Partial Withdrawals. When calculating the basic death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the Contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by
(2) and multiplying the result by (3) where:


     (1)  Is the partial withdrawal amount;

     (2)  Is the Contract Value immediately prior to the partial withdrawal; and


     (3) Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals (including any applicable market value adjustments and surrender charges).


                              MISCELLANEOUS MATTERS

PAYMENTS

Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

     (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or




     (2)  the SEC permits the postponement for the protection of Owners; or

     (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, the Company has the right to delay payment until it has assured itself that the check or draft has been honored.

The Company has the right to defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account for up to six months from the date of receipt of Written Request for such a surrender or transfer. In addition, the Company may defer payment from the Fixed Account for up to two months from the date we receive Due Proof of Death. Interest will be added to the amount paid, if required by a particular jurisdiction. Interest will be calculated at the rate required and for a time period required by law or regulation.

If mandated under applicable law, the Company may be required to reject a purchase payment. The Company may also be required to provide additional information about your account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

MODIFICATION

Upon notice to the Owner and as permitted by applicable law, the Company may modify the Contract:


     (1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency;



     (2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;



     (3)  to reflect a change in the operation of the Variable Account;



     (4) to combine the Variable Account with any of our other separate accounts and/or create new separate accounts;


     (5) to transfer the assets of any Subaccount to any other Subaccount, and to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate;

     (6) to transfer assets from the Variable Account to another separate account;

     (7) to deregister the Variable Account under the 1940 Act if such registration is no longer required;

     (8) to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law;

     (9) to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account;

     (10) to add new funds or remove existing funds;


     (11) to eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount; or


     (12) to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, the Company will make appropriate endorsement to the Contract.

REPORTS TO OWNERS


At least annually, the Company will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount), purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report, individualized rate of return (based on contract fees, charges, riders and deposits) and any further information required by any applicable law or regulation.


INQUIRIES

Inquiries regarding a Contract may be made in writing to the Company at its Home Office.

                              INCOME PAYOUT OPTIONS

PAYOUT DATE AND PROCEEDS

The Owner selects the Payout Date. For Non-Qualified Contracts, the Payout Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Issue Date. For Qualified Contracts, the Payout Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code.

The Owner may change the Payout Date subject to the following limitations: (1) the Owner's Written Request must be received at the Home Office at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request.

On the Payout Date, the Payout Proceeds will be applied under the Single Life Income Option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs the Company otherwise, amounts in the Fixed Account will be used to provide a Fixed Income Payout Option and amounts in the Variable Account will be used to provide a variable Income Payout Option.

The Payout Proceeds equal the Contract Value:

     (1)  plus or minus any applicable market value adjustment;

     (2) minus any applicable surrender charge if Income Payout Option 1 or Option 2 (with variable Income Payments) are selected;

     (3) minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);

     (4)  minus any applicable Loan Amount; and

     (5)  minus any applicable premium expense charge not yet deducted.

ELECTION OF INCOME PAYOUT OPTIONS

On the Payout Date, the Payout Proceeds will be applied under an available Income Payout Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payout Option is not on file at the Home Office on the Payout Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. An Income Payout Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request. The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.

The Company reserves the right to refuse the election of an Income Payout Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payout Options would be less than $2,500, or each Income Payment would be less than $20.00.

FIXED INCOME PAYMENTS


Fixed Income Payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. The amount of each payment depends only on the form and duration of the Income Payout Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. Except for Options 1 and 2A, the income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. For Options 1 and 2A, the income purchase rates are based on an effective annual interest rate of 2%. The Company may, in its sole discretion, make Income Payments in an amount based on a higher interest rate.


VARIABLE INCOME PAYMENTS

The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Income Payment after the first is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Payout Date, a Payee may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.

DESCRIPTION OF INCOME PAYOUT OPTIONS


Unless otherwise noted, once an option is selected and Income Payments begin, the value of any remaining payments can not be surrendered or withdrawn and paid in a single sum.


Option 1 - Interest Option. (Fixed Income Payments Only) The proceeds are left with the Company to earn interest at a compound annual rate to be determined by the Company but not less than 2%. Interest will be paid every month or every 12 months as the Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time. This option may not be available in all states.

Option 2A - Installment Option - Fixed Payments. The Company makes Fixed monthly Income Payments for a number of years between 5 and 30 selected by the Owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.


Option 2B - Installment Option - Variable Payments. The Company makes monthly Income Payments for a number of years between 5 and 30 selected by the Owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or it the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. The Payee may elect at anytime by Written Request to surrender the income option and receive the commuted value of the remaining payments. The Payee also may elect at any time by Written Request to withdraw a portion of commuted value of the remaining payments (i.e. the future value of your remaining payments will be reduced proportionally by the withdraw). The commuted value of the payments will be calculated as described in the Contract.

Option 3A - Single Life Income Guaranteed Period Certain. The Company makes monthly Income Payments during the Annuitant's lifetime with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3B - Single Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Annuitant. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 4A - Joint and Survivor Life Income - Guaranteed Period Certain. The Company makes monthly Income Payments for as long as either of two joint Annuitants remain alive, with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

The minimum amount of each fixed payment and the initial payment amount for variable Income Payout Options will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.


Option 4B - Joint and Survivor Life Income. The Company makes monthly Income Payments for as long as either of two joint Annuitants remains alive. The same as Option 4A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.


Option 5A - Single Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below during the Annuitant's lifetime with the guarantee that payments will be made for a period of ten years or twenty years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.


Option 5B - Single Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The same as Option 5A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.


Option 6A - Joint and Survivor Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remain alive, with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint

Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.


Option 6B - Joint and Survivor Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as two joint Annuitants remain alive. The same as Option 6A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.


Option 7 - Single Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). The Company will make monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the Annuitant dies and the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the Payee's estate.

Option 8 - Joint and Survivor Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). The Company will make monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remains alive. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second Annuitant, the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the last surviving Payee's estate.

Adjustments for Inflation. For Options 5A, 5B, 6A, 6B, 7, and 8, Income Payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index - Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. The Company reserves the right to discontinue offering settlement options 5A, 5B, 6A, 6B, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option made available by the Company or requested and agreed to by the Company.

Please note that annuity options without a life contingency (e.g., Options 1, 2A and 2B may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

DEATH BENEFIT AFTER THE PAYOUT DATE


If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the successor Payee becomes the new Owner. If there is no successor Payee, the surviving Annuitant becomes the new Owner. Such Owners will have the rights of Owners after the Payout Date, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Payout Date will have the effect stated in the Income Payout Option pursuant to which Income Payments are being made.


                             CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGES


The Company deducts a mortality and expense risk charge from the Variable Account. The charges are computed and deducted on a daily basis, and are equal to an annual rate of (i) 1.15% of the average daily net assets of the Variable Account for the B-Share, (ii) 1.60% of the average daily net assets of the Variable Account if you elect to receive Purchase Payments Credits, and (iii) 1.65% of the average daily net assets of the Variable Account for the L-Share Class.


The mortality risk the Company assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that the Company assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that the Company assumes is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts, or for any other purpose.

ADMINISTRATIVE CHARGE

The Company deducts a daily administrative charge to compensate it for administrative expenses it incurs. The charge is deducted at an annual rate of 0.15% of the average daily net assets of the Variable Account.

FUND EXPENSES

Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. A more detailed description of these fees and expenses may be found in the Funds' prospectus, which follows this Prospectus. Please note that the Funds and their investment adviser are affiliated with the Company. In addition, as discussed under "Servicing Fees" above, the Funds pay the Company for providing certain administrative services.

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)


Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the Contracts. However, if any amount is withdrawn or surrendered within seven years (B-Share Contracts) or four years (L-Share Contracts) of being received by the Company, the Company will withdraw the amount requested and deduct a surrender charge from the remaining Contract Value. The Company deducts a surrender charge to compensate it for the distribution costs when Owners surrender or withdraw before distribution costs have been recovered.



The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. This means that you would pay the same charge at the time of withdrawal or surrender regardless of whether your Contract Value has increased or decreased. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge generally is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis.






However, if you elect to receive Purchase Payment Credits, the assumptions the Company uses in assessing the surrender charge are different. The Company will assume that earnings will be withdrawn last. Specifically, in applying the surrender charge with a Purchase Payment Credit, the Company will assume Contract Value is withdrawn as follows: first, the oldest purchase payments are withdrawn; second, 10% of purchase payments free of surrender charge will be withdrawn; and finally, purchase payments subject to surrender charge will be withdrawn. After all purchase payments have been withdrawn (and all surrender charges paid) earnings will be withdrawn. The surrender charge Schedule varies by Class and whether you have elected to receive Purchase Payment Credits. The schedule is set forth below:



                                               CHARGE AS A
                                              PERCENTAGE OF
NUMBER OF FULL YEARS       CHARGE AS A      PURCHASE PAYMENT      CHARGE AS A
   BETWEEN DATE OF        PERCENTAGE OF        - PURCHASE       PERCENTAGE OF
PURCHASE PAYMENT AND   PURCHASE PAYMENT -    PAYMENT CREDITS   PURCHASE PAYMENT
  DATE OF SURRENDER       B-SHARE CLASS         ELECTED        - L-SHARE CLASS
--------------------   ------------------   ----------------   ----------------
0                              8%                  9%                 8%
1                              7%                  8%                 7%
2                              6%                  7%                 6%
3                              5%                  6%                 5%
4                              4%                  5%                 0%
5                              3%                  4%                 0%
6                              2%                  3%                 0%
7+                             0%                  0%                 0%



For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code, the schedule of percentages shown above will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made.



In no event will the surrender charges imposed, when added to any surrender charges previously paid on the Contract exceed 8.1% of aggregate purchase payments made to date for that Contract.



Amounts Not Subject to Surrender Charge. In each Contract Year, earnings may be withdrawn free of surrender charges. In addition, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year. For B-Share Class Contracts issued in conjunction with Section 457(f) Plans, in each Contract Year, up to 10% of an amount equal to the aggregate purchase payments (computed at the time of withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Ten percent of the portion of the withdrawal that exceeds the earnings will be free of surrender charge. The other 90% will be subject to the surrender charge rate as outlined in the above chart. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.



For contracts electing Purchase Payment Credits, the Company will no longer assume that earnings are withdrawn first. In each Contract Year, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year.


Waiver of Market Value Adjustment and Surrender Charge.(This benefit may be exercised only one time). In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender change and any applicable market value adjustment will be waived on one partial withdrawal or surrender if the Annuitant is:

     (1) confined to nursing home or hospital after the Contract is issued (as described in the Contract); or

     (2) becomes terminally ill after the Contract is issued (as described in the Contract); or

     (3) becomes unemployed at least one year after the Contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or

     (4) the Annuitant's primary residence is located in an area that is declared a presidential disaster area and $50,000 of damage is sustained to the residence as a result of the disaster and after the Contract is issued (as described in the Contract).

The waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge and any applicable market value adjustment will be waived may vary in some states and are described in Contracts issued in those states. This benefit may be exercised only one time.

ANNUAL CONTRACT FEE

On each Contract Anniversary before the Payout Date, the Company deducts an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account based on a proportional basis. The Company reserves the right to deduct the annual Contract Fee upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments. The Company does not deduct the annual Contract fee on Contracts with a Contract Value of $50,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $50,000 or more has been applied to an Income Payout Option.

TRANSFER PROCESSING FEE

Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 for each transfer to compensate it for transfer processing costs. The transfer charge is not applicable to transfers from the DCA 6-month Fixed Period or the DCA One Year Fixed Period. Each Written Request or telephone/fax authorization is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the accounts.

DUPLICATE CONTRACT CHARGE

You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change based on current state law. If premium taxes are applicable to a Contract, the jurisdiction may require payment
(a) from purchase payments as they are received, (b) from Contract Value upon withdrawal or surrender, (c) from Payout Proceeds upon application to an Income Payout Option, or (d) upon payment of a death benefit. The Company will forward payment to the taxing jurisdiction when required by law. Although the Company reserves the right to deduct premium taxes at the time such taxes are paid to the taxing authority, currently the Company does not deduct premium tax unless the Contract is annuitized.

OTHER TAXES

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from Surrender Value, death benefit proceeds, amounts applied to Income Payout Options, or Income Payments, as appropriate.

LOAN INTEREST CHARGE

While a loan is outstanding, loan interest is payable at the end of each Contract Year or, if earlier, on the date of loan repayment, surrender, termination, or death of the Annuitant. Loan interest is charged in arrears on the amount of an outstanding loan. Loan interest that is unpaid when due will be added to the amount of the loan at the end of each Contract Year and will bear interest at the same rate.


The Company charges an annual interest rate of 6.5% on loans. After offsetting the 3% interest the Company guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 3.5% (annually).


ENHANCED DEATH BENEFIT RIDER CHARGES


The 3% Annual Guarantee Death Benefit rider carries an annual charge of 0.20% of average monthly Contract Value for the prior year. The Maximum Anniversary Value Death Benefit carries an annual charge of 0.15% of average monthly Contract value for the prior year; while the Earnings Enhanced Death Benefit Rider carries an annual charge of 0.30% of average monthly Contract Value for the prior year. In addition, the Spouse Beneficiary Death Benefit Rider carries an annual charge of 0.05% of average monthly Contract Value for the prior year. These charges, which are intended to compensate the Company for the costs and risks assumed by the Company in providing the riders, will be assessed on each Contract Anniversary. Each charge will be based on the average monthly Contract Value for the previous 12 months. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon surrender payment of death proceeds, or selection of an Income Payout Option, if the surrender payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.


ENDORSEMENT CHARGES

Currently there is no charge for the Income Payment Increase Endorsement; however, the Company reserves the right to charge up to $150 for the endorsement. If a charge is assessed, it will be deducted from the additional amount received before it is added to the Contract Value applied to the Income Payment Option.


Generally, there is no charge for the Change of Annuitant Endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 to offset the Company's expenses incurred in connection with the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the change of Annuitant. The Change of Annuitant Endorsement is subject to a number of conditions.


GUARANTEED LIVING BENEFIT CHARGES


The guaranteed maximum charge for each of the Guaranteed Minimum Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit riders generally issued before October 30, 2006 is 1% of the average monthly Contract Value for the prior year. Currently, the Company charges 0.50% of the average Contract Value for the prior year for those riders.



However, for Guaranteed Minimum Withdrawal Benefit riders generally issued between October 30, 2006 and October 29, 2007 and as available in your state, the Guaranteed Minimum Withdrawal Benefit charge is 0.60% of the average monthly Contract Value for the prior Contract Year. For Guaranteed Withdrawal Benefit riders generally issued on an after the date of this prospectus, the Guaranteed Minimum Withdrawal Benefit charge varies by the death benefit elected and currently is 0.65% (for the Minimum Guarantee Death Benefit), and 0.80% (for the Maximum Anniversary Death Benefit) of the average monthly Contract Value for the prior Contract Year. However, if you convert from a Guaranteed Minimum Accumulation Benefit Rider to a Guaranteed Minimum Withdrawal Benefit rider, the charge for the Guaranteed Minimum Withdrawal Benefit rider is 0.65% at the average monthly Contract Value for the prior Contract Year. A pro-rata portion of the charges will be deducted upon Contract surrender, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.


ADDITIONAL INFORMATION

The Company sells the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. The Company pays commissions to the broker-dealers for selling the Contracts. You do not directly pay this commission, the Company does. The Company intends to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information.

                             OPTIONAL DEATH BENEFITS


If the Owner elects one of the following enhanced death benefit riders, the death benefit will not be paid as described above under the heading "Death Benefit Before the Payout Date," and will be calculated as described below. The Company assesses a charge for each of the optional death benefit riders. Please consult a competent tax adviser before electing any of these riders in connection with a Qualified Contract. The tax rules for Qualified Contracts may limit the value of a rider or endorsement.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

This rider provides a minimum death benefit prior to the Payout Date equal to the Maximum Anniversary Value (as described below) less any Loan Amounts and premium taxes not previously deducted. On the issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:


     (1)  the date an additional purchase payment is received by the Company,



     (2)  the date of payment of a partial withdrawal, and



     (3)  on each Contract Anniversary.


When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

When a partial withdrawal is paid, the Maximum Anniversary Value is equal to the most recently calculated maximum anniversary value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by
(2) with the result multiplied by (3) where:


     (1)  is the partial withdrawal amount;



     (2)  is the Contract Value immediately prior to the partial withdrawal; and



     (3) is the most recently calculated Maximum Anniversary Value less any adjustments for prior partial withdrawals (including any applicable market value adjustments and surrender charges).



The Maximum Anniversary Value on each Contract Anniversary is the greater of the most recently calculated Maximum Anniversary Value and your Contract Value


This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

3% ANNUAL GUARANTEE DEATH BENEFIT

This rider provides a minimum death benefit prior to the Payout Date equal to the 3% Annual Guarantee Death Benefit less any Loan Amounts and premium taxes not previously deducted. On the issue date the 3% Annual Guarantee Value is equal to the initial Net Purchase Payment. Thereafter, the 3% Annual Guarantee Value on each Contract Anniversary is the lesser of:

     (1) the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 3% annual effective rate; or

     (2)  200% of all Net Purchase Payments received.

The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:


     (1)  is the partial withdrawal amount;



     (2)  is the Contract Value immediately prior to the withdrawal; and



     (3) is the 3% Annual Guarantee Death Benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals (including any applicable market value adjustments and surrender charges).


This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

EARNINGS ENHANCED DEATH BENEFIT RIDER

This rider provides a minimum death benefit prior to the Payout Date equal to the greater of:


     (1)  the death benefit proceeds provided by the Contract;



     (2) the death benefit proceeds provided by any other rider attached to the Contract; or



     (3) the Earnings Enhanced Death Benefit Proceeds, as such term is defined below, as of the date Due Proof of Death is received.


The death benefit proceeds described above will be reduced by any Loan Amount and any applicable premium taxes not previously deducted.

The Earnings Enhanced Death Benefit Proceeds are equal to Contract Value plus an additional amount, not to exceed 100% of all remaining purchase payments, calculated by multiplying earnings by:


     -    40% if the Annuitant was age 70 or younger on the Contract Issue Date;
          or



     -    0.25% if the Annuitant was age 71 or older on the Contract Issue Date

For this purpose: (1) "earnings" means Contract Value minus any applicable rider charges accrued since the prior Contract Anniversary plus any remaining purchase payments, and (2) "remaining purchase payments" means the sum of all Net Purchase Payments received less the amount by which each partial withdrawal exceeds the earnings in the Contract immediately prior to the withdrawal. Earnings can never be less than zero.

Also for this purpose, Partial Withdrawals are deemed to be taken from Contract Value representing earnings, and when no such earnings remain, from Contract Value representing Net Purchase Payments on a first-in, first-out basis.


The Earnings Enhanced Death Benefit Rider is only available if you elect the Maximum Anniversary Value Death Benefit or the 3% Annual Guarantee Death Benefit. This rider will terminate automatically if neither of the other optional death benefit riders is in force. The Earnings Enhanced Death Benefit Rider cannot be elected with Purchase Payment Credits.


SPOUSE BENEFICIARY DEATH BENEFIT RIDER


The spousal death benefit extends the basic death benefit and any attached death benefit riders on your life, during the accumulation period, to your spouse if he or she is your sole Beneficiary under the Contract. If your spouse dies before you do, the benefit (if any) described below will be paid into your Contract. You may wish to consider electing this rider if you will be the sole Owner and Annuitant under the Contract and you intend to name your spouse as your sole Beneficiary.



You should not add this rider if you do not intend for your spouse to be the sole Beneficiary, if you desire to name a co-annuitant, or if you are not the sole Owner of the Contract.



This rider provides a spousal death benefit if your spouse Beneficiary dies during the accumulation period provided: you are named as both the sole Annuitant and the sole Owner; your spouse is named as the sole primary Beneficiary; your spouse has signed the application or written request for this rider; and both you and your spouse are less than age 76 on the rider effective date.















The Spouse Beneficiary Death Benefit Rider will not be issued in conjunction with the Earnings Enhanced Death Benefit. We are currently not offering it with Qualified Contracts.



Spouse Beneficiary Death Benefit. In the event your spouse Beneficiary who signed the original application dies, the Company will calculate the spousal death benefit proceeds according to the terms of the Contract including any attached death benefit riders, and compare the amount of those proceeds to the Surrender Value as of the date the Company receives Due Proof of Death. If the death benefit proceeds are greater than your Surrender Value, the Company will allocate the difference according to the purchase payment allocation designation on file as of the date it receives Due Proof of Death. If death benefit proceeds are less than your Surrender Value on the date the Company receives Due Proof of Death, no additional amount will be added to your Contact. The charges for this rider will not be refunded.



The additional amount, if any, will not increase surrender charges on the Contract. However, any amount allocated to a Fixed Account will begin a new Fixed Period that may be subject to market value adjustment. It is possible that any distribution attributable to the Spouse Beneficiary Death Benefit will be taxable in full.


Termination. The Spouse Beneficiary Death Benefit rider will terminate on the earliest of:

     - the date death benefit proceeds become payable on you according to the provisions of the Contract;

     - the date death benefit proceeds become payable on your spouse Beneficiary according to the terms of this rider;

     -    the Payout Date;

     - the date the Company receives Written Request to change your Beneficiary;

     -    the date you surrender your Contract; or

     - the date you chose to end this rider by Written Request to the Company.


If your spouse Beneficiary ceases to be your spouse, this rider will terminate on the date you notify the Company.


Charges. If you elect the Spouse Beneficiary Death Benefit, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The current annual Spouse Beneficiary Death Benefit charge percentage is 0.05%.


The amount of the Spouse Beneficiary Death Benefit charge is calculated by multiplying the current annual Spouse Beneficiary Death Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the company will deduct the Spouse Beneficiary Death Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will deducted upon Contract surrender, termination of the rider, payment of death benefit proceeds, or start of payments under an Income Payout Option, if the surrender, termination, payment of death benefit proceeds or start of payments under an Income Payment Option does not occur on a Contract Anniversary.

                         AVAILABLE CONTRACT ENDORSEMENTS


In addition to the Contract Value Increase Enhancement and the Purchase Payment Credit Endorsement discussed above under "Description of the Contract, the following endorsements may be available on your Contract.


INCOME PAYMENT INCREASE ENDORSEMENT

Under this endorsement and subject to the conditions described therein, you may increase the Income Payment under any Income Payout Option (other than Income Payout Option 1) by sending the Company an additional payment of up to $1 million with your Written Request electing an Income Payout Option. The Company deducts the Premium Expense Charge from the additional payment and the additional amount is added to the Contract Value applied to the Income Payout Option.

Currently there is no charge for this endorsement, but the Company reserves the right to charge up to $150 for the endorsement.

LOAN ACCOUNT ENDORSEMENT


A loan account endorsement is available for Contracts meeting the requirements of Section 403(b) of the Code. The endorsement permits Owners to borrow money from the Company using the Contract Value as collateral and provides for the establishment of a Loan Account under the Contract that is part of the Fixed Account. To facilitate a loan, Variable Contract Value and/or Fixed Contract Value in the amount of the loan is transferred to the Loan Account and held as collateral. The Company charges you interest on the Loan Amount at an effective annual rate of 6.50% and credits interest on the collateral in the Loan Account at an effective annual rate of 3.00%. Please see the Endorsement for more information.


CHANGE OF ANNUITANT ENDORSEMENT

This endorsement permits an Owner that is a business or trust to change the Annuitant at any time when the current Annuitant is alive provided that both the current Annuitant and new Annuitant are selected managers or highly compensated employees of the Owner. Generally, there is no charge for this endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 to offset the Company's expenses incurred in connection with the endorsement. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.








































SPOUSAL CONTINUATION ENDORSEMENT


Under this endorsement, your spouse may elect to continue your Contract in lieu of taking a lump sum death benefit payment. There are conditions, however, associated with this endorsement. These conditions are that: you are named as both the sole Annuitant and sole Owner; your spouse is named as the sole Beneficiary; your death occurs during the accumulation period; your spouse is less than age 95 on the contract continuation date; your Contract is not collaterally assigned; and the Company receives your spouse's Written Request to elect this benefit within 60 days of receipt of Due Proof of Death.


You may only elect this endorsement at Contract issue.


If your spouse elects spousal continuation, the Company will calculate the death benefit proceeds according to the terms of the Contract including any attached death benefit riders and compare that amount to the Contract Value, as of the Valuation Day the Company receives Due Proof of Death, which will have been reduced by any applicable pro-rata rider charges, any premium expense charge not previously deducted, and any loan amount. The greater of these two amounts is the contract continuation amount. Your loan amount, if any, will be repaid as of the contract continuation date. The entire contract continuation amount will become the Contract Value as of the contract continuation date and that amount will be allocated to the investment options the Company receives by Written Request (otherwise, the Company will use the purchase payment allocation designation it has on file). The Company will waive all surrender charges and market value adjustments applicable to purchase payments made prior to the contract continuation date. As of the contract continuation date, your spouse will become the new Owner and Annuitant, and may exercise all rights under the Contract. The contract continuation date will be the measurement date for Contract Anniversaries of the continued Contract. The anticipated Payout Date for the continued contract will be the later of Contract Anniversary following the new spouse Owner's 85th birthday or 10 years after the contract continuation date. All optional benefit riders/endorsements issued to you as Owner will terminate as of the date the Company receives Due Proof of Death. If you were the original spouse beneficiary named on the original application you may, as new Owner, may elect any optional benefit riders/endorsements the company make available by Written Request, subject to Company approval.


The Company will currently allow the original spouse beneficiary named on the original application, as new Owner, to add optional death benefit riders, except for the Earnings Enhanced Death Benefit. The Company also currently allows your spouse, as new Owner, to add the Guaranteed Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit.


Please note that spousal continuation alone will not satisfy minimum required distribution rules for qualified contracts other than IRAs. Your spouse will need to begin required distributions after your death. You should consult a tax adviser.



Spousal continuation is only available on non-qualified contracts and IRA contracts. There is no charge for spousal continuation endorsement.


                             OPTIONAL BENEFIT RIDERS


The following optional benefit riders are offered on the Contract. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit but not both. The Company assesses a charge for each of the optional benefit riders. Currently, these riders are available when you purchase your Contract. The Company reserves the right to waive this restriction in the future.



You should elect the Guaranteed Minimum Withdrawal Benefit if you are interested in predictable withdrawals that will guarantee the return of your principal or guaranteed withdrawals for a lifetime while participating in the market.


You should not elect the Guaranteed Minimum Withdrawal Benefit if:


     - you plan to take partial withdrawals in excess of the guaranteed maximum withdrawal in a Contract Year because those withdrawals may significantly reduce or eliminate the value of the benefit;



     - you are interested in long term accumulation rather than receiving payments; or



     - you have a Qualified Contract with withdrawal restrictions and you are under age 591/2 and are actively employed.


You should elect the Guaranteed Minimum Accumulation Benefit if you are interested in guaranteeing your initial principal with the potential to build your assets while participating in the market.

You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in receiving payments. Partials withdrawals may reduce the benefit basis by more than the withdrawal amount.

You should not elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit if:


     - you plan to make additional purchase payments in excess of the maximum window purchase payment amount or after the window period, because those payments will not increase your benefit, but will increase the cost of the rider; or


     - you would prefer that your Contract Value not participate in an available benefit allocation model because all Contract Value must participate in the available benefit allocation model for the riders to remain in effect.


The guarantees provided under the Guaranteed Minimum Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit are subject to the claims-paying ability of the Company.


GUARANTEED MINIMUM WITHDRAWAL BENEFIT


For Guaranteed Minimum Withdrawal Benefit riders issued on or after the date of this prospectus and as available in your state, the Guaranteed Minimum Withdrawal Benefit is as described below. Otherwise, the Guaranteed Withdrawal Benefit is as described in Appendix E (for riders generally issued before October, 30, 2006) or Appendix C (for riders generally issued between October 30, 2006 and October 29, 2007). Please note in marketing materials the Guaranteed Minimum Withdrawal is referred to as Income Protector Plus.



Definitions. The Company uses the following definitions to describe how the optional Guaranteed Minimum Withdrawal Benefit riders work:



Annuitant's Age 85 Contract Anniversary means the Contract Anniversary that is on or immediately follows the Annuitant's 85th birthday (the youngest Annuitant, if joint Annuitants).



Benefit allocation model means one or more specific investment options or purchase payment allocation models that the Company will use to provide the guarantee under Guaranteed Minimum Withdrawal Benefit rider.



Excess withdrawal means a withdrawal that either by itself or when added to all other withdrawals during a rider year, exceeds the GALWA. The amount that is in excess of GALWA is considered the excess withdrawal amount.



Guaranteed Annual Lifetime Withdrawal Amount ("GALWA") means the maximum guaranteed withdrawal amount available to be withdrawn each contract year under the rider while an Annuitant is alive.

Guaranteed withdrawal means the specified annual withdrawals that can be made each rider year while an Annuitant is alive.



Lifetime benefit basis means the value used to determine the GALWA. It will be reduced if an excess withdrawal occurs and the withdrawals during a rider year are more than the GALWA.



Rider anniversary means the same day and month as the rider issue date for each year that the rider remains in force.



Rider year means any twelve-month period beginning on a rider issue date or a rider anniversary and ending one day before the next rider anniversary.



Window period means the period of time that additional purchase payments made may be included in the lifetime benefit basis. The window period, if any, is shown on your Rider Data Page.



General. Guaranteed Minimum Withdrawal Benefit riders are optional riders that permit you to receive annual minimum payments regardless of your Contract Value during the Annuitant's lifetime (or until the second Annuitant's death if there are joint Annuitants) if certain conditions are met. When you elect the Guaranteed Minimum Death Benefit at Contract issue, you must select from one of two death benefits that are integrated into the rider - the Minimum Guarantee Death Benefit or the Maximum Anniversary Death Benefit. These death benefits take the place of the death benefits that otherwise are offered in the Contract. However, if you cancel your Guaranteed Minimum Withdrawal Benefit rider, you will also cancel the death benefit option. In that case, your Contract will revert to the basic death benefit offered in the Contract, and the Company will make a proportionate adjustment each time you take a partial withdrawal.



If you convert from a Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Minimum Withdrawal Benefit rider, you will keep the basic death benefit offered in the Contract and have a pro-rata adjustment for all withdrawals. If you purchased a death benefit rider in addition to the Guaranteed Minimum Accumulation Benefit that is being converted, that death benefit rider will continue, and will be adjusted pro-rata for all withdrawals.



Each Guaranteed Minimum Withdrawal Benefit rider is available for an additional charge. If you do not choose to make withdrawals under the Guaranteed Minimum Withdrawal Benefit rider, the charges collected for this benefit will not be refunded. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.



The Company provides additional information about the Guaranteed Minimum Withdrawal Benefit below in the following sections:



     - "Electing a Guaranteed Minimum Withdrawal Benefit Rider" - describes the eligibility requirements associated with the riders.



     - "Withdrawals In General" - describes how the actual amount you choose to withdraw affects certain features of the riders, and describes Guaranteed Minimum Withdrawal Benefit settlements that occur when guaranteed withdrawals are payable but your Contract Value reaches zero.



     - "Amount of your Guaranteed Withdrawals" - describes how the Company determines your GALWA.



     - "Lifetime Benefit Basis" - describes how the lifetime benefit is calculated, and how an increase in the lifetime benefit basis may occur in the window period.



     - "5% Simple Interest Benefit" and "Lifetime Benefit Basis Step-Up" - describe how you may increase the lifetime benefit basis, and thus increase the GALWA.



     - "Lifetime Benefit increases if both the 5% Simple Interest Benefit and the Step-Up option are in effect" -- describes how the Company will increase the lifetime benefit basis if both benefits are in effect.



     - "Excess Withdrawals" -- describes how your lifetime benefit basis and GALWA will be reduced if you take an excess withdrawal.



     - "Investment Options" - describes how your Net Purchase Payments, as well as any applicable Contract Value Increase Enhancements and Purchase Payment Credits, and your Contract Value must be allocated for your rider to remain in force.



     - "Death Benefit" - describes the Guaranteed Minimum Withdrawal Benefit with Minimum Guaranteed Death Benefit or the Guaranteed Minimum Withdrawal Benefit with the Maximum Anniversary Death Benefit that you must elect if you purchase your rider at Contract Issue.



     - "Spousal Continuation Endorsement," "Joint Annuitant Death," and "In the Event of Divorce" - describe how the rider works with those other endorsement, contract or administrative provisions.



     - "Termination" - describes the events that will cause the rider to terminate.



     - "Guaranteed Minimum Withdrawal Benefit Charge" - describes the fees for the rider.

See Appendix B for examples of how a Guaranteed Minimum Withdrawal Benefit rider will work.



Electing a Guaranteed Minimum Withdrawal Benefit Rider. You must satisfy certain eligibility requirements to elect the Guaranteed Minimum Withdrawal Benefit Rider. These requirements vary based on how your Contract is owned.






     Age Requirements: For single Owner Contracts, you may elect the Guaranteed Minimum Withdrawal Benefit rider if the Owner is between ages 45 and 85 on the rider issue date. If the Owner is not a natural person, you may elect the Guaranteed Minimum Withdrawal Benefit rider if each Annuitant is a natural person and between the ages of 45 and 85 on the rider issue date. For jointly owned Contracts, you may elect the Guaranteed Minimum Death Benefit Rider if each Owner is between ages 45 and 85 on the rider issue date. The chart below illustrates the age eligibility requirements for the Guaranteed Minimum Withdrawal Benefit rider:



                                  AGE REQUIREMENTS AT
    TYPE OF CONTRACT                RIDER ISSUE DATE
    ----------------       ---------------------------------
Single Owner               Owner must be between ages 45-85

Single Owner/Non-Natural   Each Annuitant must be between
Owner                      ages 45-85

Jointly Owned Contract     Joint Owner must between ages
                           45-85 on the rider issue date



In order to comply with certain provisions of the Code, the following Owner, Annuitant, and Beneficiary requirements apply:












     Owner, Annuitant, and Beneficiary Requirements:



     - For jointly owned Contracts, the Owners must be spouses, they must be the annuitant or annuitants, and only they can be designated beneficiaries(y). If only one of the spouses is the Annuitant, the other spouse must be the sole beneficiary prior to annuitization.



     - For a single natural person owned Contract covering a single life, the annuitant must be the sole owner.



     - If there are two annuitants, they must be spouses, one or both must be the Owner(s), and they must be the designated beneficiaries.



     - If the Owner is not a natural person, then the annuitant(s) must be a natural person(s); if there are joint Annuitants, they must be spouses and the sole beneficiaries must be the joint annuitants.



The Guaranteed Minimum Withdrawal Benefit Rider is not offered on new Contracts issued as Beneficiary IRA contracts or TSAs. The Company has the right to accept or refuse to issue a Guaranteed Minimum Withdrawal Benefit rider in its sole discretion.



Withdrawals in General. On or after the rider issue date and before the rider terminates, you may make guaranteed withdrawals each rider year up to the GALWA while at least one Annuitant is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your guaranteed annual lifetime withdrawals under a settlement option if the Guaranteed Minimum Withdrawal Benefit Rider has terminated because your Contract Value has become zero). Guaranteed withdrawals up to the GALWA will not impact the lifetime benefit basis. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your GALWA in any given rider year, your GALWA will not increase.












Within each rider year, you may take excess withdrawals. Excess withdrawals will reduce your lifetime benefit basis, and may do so by more than the actual amount of the excess withdrawal. [CURRENTLY, SCHEDULED WITHDRAWALS UNDER SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN.]



Please note that all guaranteed withdrawals under the Guaranteed Minimum Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit and may be taxable. Any applicable contingent deferred sales charge will apply to guaranteed withdrawals. If a guaranteed withdrawal under the Guaranteed Minimum Withdrawal Benefit causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of Income Payout Option that the Company will make available for that purpose (the "Guaranteed Minimum Withdrawal Benefit settlement"). Your Contract, the Guaranteed Minimum Withdrawal Benefit Rider, and all other riders attached to your Contact then will terminate. At that time, only the Guaranteed Minimum Withdrawal Benefit settlement will be in effect.



If the guaranteed withdrawals continue past the anticipated Payout Date, the Company will allow you to extend that Payout Date. The Payout Date under the rider will become the new extended Payout Date. Your Guaranteed Minimum Withdrawal Benefit rider and the charges for the rider will continue until the new extended Payout Date. However, if you extend the Payout Date beyond the Contract Anniversary following the Annuitant's (primary Annuitant, if joint Annuitants) 85th birthday (or 10 years from the Contract Issue Date, if later) (the "Maximum Payout Date"): (1) all other riders will terminate on that date, and (2) the Company will no longer accept purchase payments under the Contract. Tax consequences of extending your Payout Date beyond the Maximum Payout Date are unclear and you should consult your tax advisor.



You should carefully consider when to begin taking guaranteed withdrawals if you have elected the Guaranteed Minimum Withdrawal Benefit. If you begin taking guaranteed withdrawals too soon or delay taking guaranteed withdrawals for too long, you may limit the value of the Guaranteed Minimum Withdrawal Benefit. If you elect the Guaranteed Minimum Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. See "Federal Tax Matters - Taxation of Qualified Plans.". Consult a tax advisor before purchasing the Guaranteed Minimum Withdrawal Benefit rider.



Amount of your Guaranteed Withdrawals. The Company determines your GALWA by multiplying the lifetime benefit basis by the annual lifetime benefit percentage. The table shows the annual lifetime benefit percentages.



                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES



                        JOINT ANNUITANTS --
    ATTAINED AGE      ATTAINED AGE OF YOUNGER
    OF ANNUITANT         ANNUITANT AT FIRST
AT FIRST WITHDRAWAL         WITHDRAWAL*
-------------------   -----------------------
  Age    Percentage       Age    Percentage
 -----   ----------      -----   ----------
 45-58        4%         45-58        3%
 59-64        5%         59-64        4%
 65-69      5.5%         65-69      4.5%
 70-74        6%         70-74        5%
    75+     6.5%            75+     5.5%



* If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.



The annual lifetime withdrawal benefit percentage will not change after your first withdrawal.



Lifetime Benefit Basis. Any change in the lifetime benefit basis will also result in a change in the GALWA. The lifetime benefit basis is used only to calculate the GALWA. The lifetime benefit basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount.



The lifetime benefit basis as of the rider issue date is equal to: (i) your initial Net Purchase Payment, if the rider is issued at Contract issue; (ii) your Contract Value, if the rider is issued after the Contract Issue Date; (iii) the greater of the Guaranteed Minimum Accumulation Benefit basis or the Contract Value as of the rider issue date, if the rider is issued as a conversion from a Guaranteed Minimum Accumulation Benefit rider; or (iv) the continuation amount, if the rider is issued as a result of spousal continuation. The Company will increase the lifetime benefit basis by any Net Purchase Payments it receives during the window period, currently, the first 12 months after rider issue. The Company limits the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page.) The Company is currently waiving this limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will increase the cost of the Guaranteed Minimum Withdrawal Benefit rider, but will not participate in any Guaranteed Minimum Withdrawal Benefit rider benefits.



5% Simple Interest Benefit. If you do not take any withdrawals, your GALWA will increase annually on each rider anniversary until the earliest of:



     -    the date of your first withdrawal;



     -    the 10th rider anniversary;



     - the date you elect to transfer your Contract Value to an investment option other than an available benefit allocation model; or



     - the date you elect to change your allocation of Net Purchase Payments to an investment option other than an available benefit allocation model.



The increase will equal a percentage of the lifetime benefit basis ("LBB") at the end of the first rider year (before any step-up increases) as follows:

RIDER ANNIVERSARY         LBB WITH 5% SIMPLE INTEREST
-----------------   --------------------------------------
       1st          105% of LBB at end of first rider year
       2nd          110% of LBB at end of first rider year
       3rd          115% of LBB at end of first rider year
       4th          120% of LBB at end of first rider year
       5th          125% of LBB at end of first rider year
       6th          130% of LBB at end of first rider year
       7th          135% of LBB at end of first rider year
       8th          140% of LBB at end of first rider year
       9th          145% of LBB at end of first rider year
       10th         150% of LBB at end of first rider year



For the 5% simple interest benefit to take effect, your LLB with 5% simple interest must be greater than the LLB for that rider anniversary. While the benefit described above is in effect, it will be used to determine the increase in your lifetime benefit basis (and therefore your guaranteed withdrawals under this rider); however it does not increase your Contract Value.



Lifetime Benefit Basis Step-up. You may, subject to certain conditions, elect to have the lifetime benefit basis automatically "stepped-up" each year to equal your current Contract Value. Step-ups will occur if your Contract Value is greater than the lifetime benefit basis as of the step-up date. A step-up in your lifetime benefit basis will increase your GALWA.



Once elected, the lifetime benefit basis will be stepped-up until the earliest of the following:



     (a) the date you elect to transfer your Contract Value to an investment option other than an available benefit allocation option;



     (b) the date you elect to change your allocation of Net Purchase Payments to an investment option other than an available benefit allocation model;



     (c) the rider anniversary on or following the Annuitant's 85th birthday (the 85th birthday of the younger Annuitant, if there are joint Annuitants); or



     (d)  you terminate the option by Written Request.



Step-ups will begin the rider anniversary following your Written Request for automatic step-ups. If you elect the "step-up," the start date for the new benefit period will be the step-up date, the lifetime benefit basis will equal your Contract Value as of the step-up date, and any increases to the lifetime benefit basis will be measured from the step-up anniversary. Following your step-up election, the rider fee will be changed to an amount equal to the fee charged on newly issued Guaranteed Withdrawal Benefit Riders at that time. This fee may be higher than your current fee. If the Company is no longer issuing new Contracts with this rider, then the rider fee after the step-up will be set by the Company, based upon current market conditions at the time of the step-up. The Company will notify you 60 days in advance of the step-up if the rider fee will increase. If you discontinue the automatic step-ups, you may not re-elect the step-ups at a later time.



LIFETIME BENEFIT INCREASES IF BOTH THE 5% SIMPLE INTEREST BENEFIT AND THE STEP-UP OPTION ARE IN EFFECT. If both the 5% Simple Interest Benefit and the Step-Up option are in effect, the Company will compare the lifetime benefit increase for a rider anniversary to the following amounts:



     (1) the lifetime benefit basis with 5% Simple Interest Benefit as of that rider anniversary; and



     (2)  the current Contract Value as of that rider anniversary.



If either (1) or (2) above are greater than the lifetime benefit basis for that rider anniversary, the lifetime benefit basis will be increased by the greater amount. If both (1) and (2) above are lower than the lifetime benefit basis for that rider anniversary, there will be no adjustment for that rider year and the lifetime benefit basis will not change.



   INTERACTION OF THE 5% INCREASE TO THE LIFETIME BASIS AND THE ANNUAL STEP-UP
                                    PROVISION



                                          Lifetime
                           Lifetime     Basis After
  Contract    Contract       Basis         Annual
Anniversary     Value    Increased 5%     Step-up           Notes
-----------   --------   ------------   -----------   ------------------
  At Issue     100,000      100,000       100,000     Initial purchase
                                                      payment
     1         112,000      105,000       112,000     Step-up applied
     2         113,000      110,000       113,000     Step-up applied
     3         111,000      115,000       115,000     5% simple interest
                                                      increase applied
     4         116,000      120,000       120,000     5% simple interest
                                                      increase applied
     5         122,000      125,000       125,000     5% simple interest
                                                      increase applied
     6         133,000      130,000       133,000     Step-up applied
     7         135,000      135,000       135,000     5% simple interest
                                                      increase applied
     8         160,000      140,000       160,000     Step-up applied
     9         150,000      145,000       160,000     No change
     10        155,000      150,000       160,000     Last year for 5%
                                                      simple interest
                                                      increase
     11        165,000      150,000       165,000     Step-up applied
     12        175,000      150,000       175,000     Step-up applied



Excess Withdrawals. Each time there is an excess withdrawal, the Company will adjust the lifetime benefit basis and the GALWA will be reduced. The lifetime benefit basis will be reset to equal the lesser of:


     (a)  the Contract Value immediately following the withdrawal; or

     (b) the previous lifetime benefit basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first excess withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.






If the Company reduces the resulting lifetime benefit basis as a result of the excess withdrawal, the Company then will recalculate and reduce the GALWA.



The Company reserves the right to waive the excess withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered excess withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. The Company has an existing waiver in effect.



Investment Options. The Contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Withdrawal Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must participate in one or more of the benefit allocation models that the Company makes available for that purpose. Subject to approval or consent required by applicable law, the Company reserves the right to:



     (i)  add benefit allocation models without prior notice;



     (ii) remove or substitute benefit allocations models; and



     (iii) substitute investment options within an available benefit allocation models.



You will be notified in advance of any substitution, removal or change to a benefit allocation model that you selected.



If you choose to allocate your Net Purchase Payments, Credit Value Enhancements and Purchase Payment Credits, if any, and Contract Value to the Individual Fund Option, you may decide how you would like your funds invested among the Subaccounts - you may allocate 100% of your funds to one Subaccount or divide your funds among the Subaccounts. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:



  INVESTMENT CATEGORY             SUBACCOUNTS
  -------------------     ---------------------------
Individual Funds -        Diversified Income
                          Conservative Allocation
                          Moderate Allocation
                          DCA 1-Year*
                          DCA 6-Month*

Conservative Moderate     48% Conservative Allocation
                          52% Moderate Allocation

Conservative 7-14 Years   45% Bond
                          25% Large Cap Value
                          10% Large Cap Growth
                           5% High Income
                           5% Mid Cap Value
                           5% Mid Cap Growth
                           5% International Stock

Conservative 15+ Years    35% Bond
                          20% Large Cap Value
                          10% Large Cap Growth
                           5% High Income
                           5% Mid Cap Value
                           5% Mid Cap Growth
                           5% Small Cap Value
                          10% International Stock
                           5% Global Securities

Moderate 7-14 Years       30% Bond
                          20% Large Cap Value
                          10% Large Cap Growth
                           5% High Income
                          10% Mid Cap Value
                           5% Mid Cap Growth
                           5% Small Cap Value
                          10% International Stock
                           5% Global Securities




* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the Funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit.



Additionally, the DCA 1-year and DCA 6-month options are only available for new purchase payments - transfers into these Funds are not allowed.



You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements and Purchase Payment Credits, if any, to one of the other available benefit allocation models at any time, without charge by Written Request. Any change will be effective at the time the Company receives your Written Request. However, your Contract Value at the time of such request must also be transferred to the benefit allocation model selected.



DEATH BENEFIT. [NOTE TO SCOTT AND JOHN: HOW DO THE DEATH BENEFITS WORK WITH CREDIT INCREASE ENHANCEMENTS AND PURCHASE PAYMENT CREDITS (OTHER THAN THE RECAPTURE PROVISIONS?)]If you elect the Guaranteed Minimum Withdrawal Benefit on or after the date of this Prospectus and as available in your state, you generally must elect either the Guaranteed Minimum Withdrawal Benefit with Minimum Guaranteed Death Benefit or the Guaranteed Minimum Withdrawal Benefit with the Maximum Anniversary Death Benefit. However, if you convert from a Guaranteed Minimum Accumulation Benefit to the Guaranteed Minimum Withdrawal Benefit, your death benefit will be the basic death benefit that is offered in the Contract (unless you have elected one of the optional death benefit riders described above under "Optional Death Benefits"). The death benefit proceeds described below will be reduced by any applicable premium expense charges not previously deducted. Note that Federal tax law generally requires that amounts be distributed upon the death of the Owner (or death/change of an Annuitant if there is a non-natural Owner.) See Death of an Owner and Federal Income Tax Consequences.



PLEASE ALSO NOTE: THE COMPANY HAS SUBMITTED AN APPLICATION TO THE SEC IN WHICH THE COMPANY SEEKS EXEMPTIVE RELIEF CONCERNING THE PURCHASE PAYMENT CREDITS. IF THE SEC GRANTS THE COMPANY'S REQUEST FOR EXEMPTIVE RELIEF, THE COMPANY WILL RECAPTURE ANY PURCHASE PAYMENT CREDITS APPLIED TO YOUR CONTRACT VALUE WITHIN 12 MONTHS OF THE ANNUITANT'S DEATH.



Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit. The Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit is equal to the greater of:



     (i) the Contract Value as of the date the Company receives Due Proof of Death reduced by any rider charges (calculated in proportion to the number of days since the prior Contract Anniversary for a partial year's charge); or



     (ii) the sum of your Net Purchase Payments made as of the date the Company receives Due Proof of Death minus an adjustment for each partial withdrawal made as of the date the Company receives Due Proof of Death.



Under the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, if there is a partial withdrawal, the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, the Company will adjust the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit by
(a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:



     (a)  = the excess withdrawal amount;



     (b)  = the Contract Value immediately before the excess withdrawal; and



     (c) = the sum of your Net Purchase Payments immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.



The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).



The death benefit proceeds described above will be reduced by any applicable premium expense charges not previously deducted.



Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit. Before the Annuitant's age 85 Contract Anniversary, the death benefit payable under the Guaranteed Minimum Withdrawal Benefit will be the greater of the Maximum Anniversary Value and the Minimum Guarantee Death Benefit (discussed above), less any premium taxes not previously deducted. On or after the Annuitant's 85th Contract Anniversary, the amount that will be payable under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit will be the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium taxes not previously deducted.



On the rider issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:



     (1)  the date an additional purchase payment is received by the Company;



     (2)  the date of payment of a partial withdrawal; and



     (3)  on each rider anniversary.



Receipt of Purchase Payment. When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.



Partial Withdrawal. Under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit, if there is a partial withdrawal, the Guaranteed Minimum Withdrawal Benefit with Maximum Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, the Company will adjust the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death

Benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:



     (a)  = the excess withdrawal amount;



     (b)  = the Contract Value immediately before the excess withdrawal; and



     (c) = the most recently calculated Maximum Anniversary Value immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.



The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).



Rider Anniversary. The Maximum Anniversary Value on each rider Anniversary is equal to the greater of the most recently calculated Maximum Anniversary Value or your Contract Value.



                                      * * *



Spousal Continuation Endorsement. Under the Spousal Continuation Endorsement (discussed above under "Available Contract Endorsements"), your spouse, if certain conditions are met, may elect to continue your Contract instead of taking a lump sum payment at your death. However, if your spouse continues your Contract and your spouse was not the Annuitant, your Guaranteed Minimum Withdrawal Benefit rider will no longer be in effect (the rider terminates when Due Proof of Death of the Annuitant is received - see "Termination" below). Your spouse may elect his or her own Guaranteed Minimum Withdrawal Benefit rider at the time he or she continues the Contract if your spouse meets the rider's the eligibility requirements and the rider is offered at that time. The continuation amount will become the lifetime benefit basis under your spouse's Guaranteed Minimum Withdrawal Benefit rider.



Joint Annuitant Death. The Contract will pay the death benefit under your Guaranteed Minimum Withdrawal Benefit rider, if applicable, at the death of the last surviving Annuitant.



In the Event of Divorce. Unless required by court order, the Company generally will split a Contract owned by joint Owners equally in the event of a divorce. Please note that a change in the Annuitant for any reason will terminate the Guaranteed Minimum Withdrawal Benefit rider. Therefore, the Guaranteed Minimum Withdrawal Benefit rider generally will terminate as a result of a divorce. You should consult a tax advisor concerning the tax consequences that can arise under your Contract and the Guaranteed Minimum Withdrawal Benefit rider as a result of divorce.



Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date following the expiration of the minimum charge period of 7 years. If you terminate the Guaranteed Minimum Withdrawal Benefit rider, your death benefit (if that option is integrated within the Guaranteed Minimum Withdrawal Benefit) will also terminate and the basic death benefit that is available under the Contract will go into effect.


In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:


     (a) the Payout Date [the Payout Date may occur automatically under the Contract (the anticipated Payout Date is the Maximum Payout Date), because of your election, or because a Guaranteed Minimum Withdrawal Benefit settlement is in effect];



     (b)  the date there is a change of Annuitant for any reason;



     (c)  the date you surrender your Contract; or



     (d) the date the Company receives due proof of death of the Annuitant (last remaining Annuitant, if joint Annuitants).









Death of an Owner won't necessarily terminate Contract. Death of an Owner who's not an Annuitant does mean distribution must occur within 5 years. Person may want to terminate if they are outside the Minimum Charge period.



For the Guaranteed Minimum Withdrawal Benefit to remain in effect, all of your Net Purchase Payments, as well as any applicable Credit Value Increase Enhancements and Purchase Payment Credits, and all of your Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you discontinue allocating your Net Purchase Payments and any applicable Credit Value Increase Enhancements and Purchase Payment Credits and Contract Value to one of the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit will automatically terminate on the later of: (i) the last day of the minimum charge period as shown on the Rider Data Page; (ii) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (iii) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. On the date of that transfer or change of allocation to an investment option that is not an available benefit allocation model, your lifetime benefit basis will be reduced to zero, and you cannot step-up the benefit basis and lifetime benefit basis as described above.



















































Guaranteed Minimum Withdrawal Benefit Charge. If you elect the Guaranteed Minimum Withdrawal Benefit, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the

Guaranteed Minimum Withdrawal Benefit charge after the Payout Date. The amount of the Guaranteed Minimum Withdrawal Benefit charge is calculated annually by multiplying the current annual Guaranteed Minimum Withdrawal Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. The current annual Guaranteed Minimum Withdrawal Benefit charge percentage is 0.65% for the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit; 0.80% for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Value Death Benefit; and 0.65% for the Guaranteed Minimum Withdrawal Benefit (without any inherent death benefit). This charge percentage will not change unless you choose to step-up your Lifetime Benefit Basis. The amount charged for a step-up of the Lifetime Benefit Basis will equal the amount charged for newly issued riders. If the Company is no longer issuing this rider, then the rider charge will be set by the Company. At the time of step-up, the Company has the right to change the charge percentage. If the rider charge as of the date of the step-up is different from the current rider charge, the Company will notify you at least 60 days in advance of the step-up. You have the option not to step-up and continue the existing benefits at their current price. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the lifetime benefit basis, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or the start of payments under an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary.


GUARANTEED MINIMUM ACCUMULATION BENEFIT


For Guaranteed Minimum Accumulation Benefit riders generally issued on or after the date of this Prospectus, the Guaranteed Minimum Accumulation Benefit is described below. Otherwise, for Guaranteed Minimum Accumulation Benefit riders generally issued before October 30, 2006, please see Appendix F; for Guaranteed Minimum Accumulation Benefit riders generally between October 30, 2006 and October 29, 2007, please see Appendix D.



General. The Company designed the Guaranteed Minimum Accumulation Benefit rider to protect you from poor investment performance during your Contract's accumulation period. The Guaranteed Minimum Accumulation Benefit rider is available for an additional charge, and provides that the Company will guarantee that on the expiration date of the benefit period, your Contract Value will at least equal the benefit basis less adjustments for partial withdrawals. The Company currently offers a 10-year benefit period for the Guaranteed Minimum Accumulation Benefit rider. If, on the rider's expiration date, your Contract Value is greater than your benefit basis and you do not renew the benefit period or convert the rider to the Guaranteed Minimum Withdrawal Benefit, the Company will increase your Contract Value by the amount of all rider charges deducted during the most recent benefit period, and the rider will terminate. The increase in Contract Value will occur on the rider's expiration date, and the Company will allocate the increase pro-rata according to your purchase payment allocation instructions. You may elect either the Guaranteed Minimum Withdrawal Benefit or the General Minimum Accumulation Benefit, but not both optional benefits. YOU SHOULD NOT ELECT THE GUARANTEED MINIMUM ACCUMULATION BENEFIT IF YOU ARE INTERESTED IN CURRENT PAYMENTS. PARTIAL WITHDRAWALS MAY REDUCE THE BENEFIT BASIS BY MORE THAN THE WITHDRAWAL AMOUNT. IF YOU ELECT THE GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY REQUIRE YOU TO TAKE WITHDRAWALS AFTER A CERTAIN DATE, REDUCING YOUR BENEFIT BASIS. See "Federal Tax Matters - Taxation of Qualified Plans" on pages __ of your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider.



Electing the Guaranteed Minimum Accumulation Benefit Rider. You may elect the Guaranteed Minimum Accumulation Benefit rider if the Annuitant is no more than 85 years old on the Contract Issue Date. The rider offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Accumulation Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must participate in one or more of the benefit allocation models that the Company makes available for that purpose. If you choose to allocate your purchase payments and Contract Value to the Individual Fund Option, you may decide how you would like your funds invested among the Subaccounts - you may allocate 100% of your funds to one Subaccount or divide your funds among the Subaccounts. You also always have the option to invest in only one Individual Fund. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:

INVESTMENT CATEGORY              SUBACCOUNTS
-------------------      ---------------------------
Individual Funds -       Diversified Income
                         Conservative Allocation
                         Moderate Allocation
                         DCA 1-Year*
                         DCA 6-Month*

Conservative Moderate    48% Conservative Allocation
                         52% Moderate Allocation

Conservative 7-14 Years  45% Bond
                         25% Large Cap Value
                         10% Large Cap Growth
                          5% High Income
                          5% Mid Cap Value
                          5% Mid Cap Growth
                          5% International Stock

Conservative 15+ Years   35% Bond
                         20% Large Cap Value
                         10% Large Cap Growth
                          5% High Income
                          5% Mid Cap Value
                          5% Mid Cap Growth
                          5% Small Cap Value
                         10% International Stock
                          5% Global Securities

Moderate 7-14 Years      30% Bond
                         20% Large Cap Value
                         10% Large Cap Growth
                          5% High Income
                         10% Mid Cap Value
                          5% Mid Cap Growth
                          5% Small Cap Value
                         10% International Stock
                          5% Global Securities




* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the Funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Accumulation Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new purchase payments - transfers into these Funds are not allowed.



The Guaranteed Minimum Accumulation Benefit rider is not offers on new Contracts offers as Beneficiary IRA contracts.



Benefit Basis. Your benefit basis is equal to your initial Net Purchase Payment if the rider is issued at Contract Issue Date, your Contract Value as of the rider issue date, if the rider is issued after the Contract Issue Date, or the continuation amount, if the rider is issued as a result of spousal continuation. You may increase the benefit basis by the amount of Net Purchase Payments, made during the window period, currently, the first 12 months after the rider issue date. The Company limits the amount of window purchase payments that count toward your benefit basis to the maximum window purchase payment amount, currently two times your initial purchase payment. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount (shown on your Rider Data Page). SINCE THE CHARGE FOR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER IS CALCULATED BASED ON THE CONTRACT VALUE, SUCH PURCHASE PAYMENTS WILL INCREASE THE COST OF THE RIDER (SEE GUARANTEED MINIMUM ACCUMULATION CHARGE BELOW). ADDITIONALLY BY INCREASING THE CONTRACT VALUE WITHOUT INCREASING THE BENEFIT BASIS, SUCH PAYMENTS COULD NEGATIVELY IMPACT YOUR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER BENEFITS. Please note that the benefit basis does not represent Contract Value available for withdrawal and is not used to calculate any benefits under the Contract prior to the Guaranteed Minimum Accumulation Benefit rider's expiration date.



Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the Guaranteed Minimum Accumulation Benefit rider is in effect, however, the Company will reduce your benefit basis by the greater of:


     (a) the partial withdrawal amount, including associated surrender charges, if any; or


     (b) the proportion of your account value withdrawn. The proportion of the account value is equal to (1) divided by (2), with the result multiplied by (3), where:


          (1) = the partial withdrawal amount, including associated surrender charges and market value adjustments, if any;

          (2)  = the Contract Value immediately before the partial withdrawal;
                 and

          (3)  = the benefit basis immediately before the partial withdrawal.

See the Appendix B of this prospectus for examples of this calculation.























Step-Up. On or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary), you have the opportunity to "step-up" you benefit basis to equal your current Contract Value and begin a new benefit period of the same duration as the prior benefit period. This option is available provided all of the following five conditions are met:



     (1) the expiration date for the new benefit period does not extend past anticipated Payout Date shown on your Contract Data Page;



     (2) the Annuitant (oldest Annuitant, if joint Annuitants) is age 85 or younger as of the step-up date;



     (3)  your Contract Value is greater than zero;



     (4) your Contract Value is greater than the benefit basis as of the step-up date; and



     (5) the Company receives your Written Request to step-up the benefit basis at its Home Office.



Your step-up date will be the monthly anniversary following the Company's receipt of your Written Request.



If you elect the "step-up," a new benefit period with a start date equal to the step-up date will begin. The Company also will adjust your benefit basis so that it will equal your Contract Value as of the step-up date. A new minimum charge period will begin. The charge for the Guaranteed Minimum Accumulation Benefit rider, as "stepped-up," may differ than the charge for the prior benefit period. It will be equal to the charge the Company assesses for newly issued riders. If the Company is no longer offering the rider, the charge will be set by the Company.


See Appendix B for examples of how the Guaranteed Minimum Accumulation Benefit rider will work.


Termination. You may terminate the Guaranteed Minimum Accumulation Benefit rider on any date following the expiration of the minimum charge period of 7 years. In addition, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate on the earliest of:


     (a)  the expiration date of the benefit period;

     (b)  the Payout Date;

     (c) the date Due Proof of Death of the Annuitant (or last remaining Annuitant of joint Annuitants) is received;

     (d)  the date there is a change of Annuitant for any reason; or

     (e)  the date you surrender your Contract.


For the Guaranteed Minimum Accumulation Benefit rider to remain in effect, all of your Net Purchase Payments and Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you elect to discontinue using the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate. The termination will occur on the later of (a) the last day of the minimum charge period shown on the Rider Data Page, (b) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (c) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. As of the date of such transfer or allocation change, the benefit basis will be reduced to zero, you will not be permitted to step-up your benefit basis or renew a benefit period (described below), and you cannot convert the Guaranteed Minimum Accumulation Benefit to the Guaranteed Minimum Withdrawal Benefit rider (described below).



Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal benefit period must be the same duration as the expiring benefit period, and cannot extend beyond the Contract Anniversary following the Annuitant (oldest Annuitant, if joint Annuitants) 85th birthday or 10 years from the Contract Issue Date. In addition, at the time of renewal, your benefit basis must be greater than zero and your Contract Value must be greater than your benefit basis. The Company must receive your Written Request to renew the benefit period at its Home Office at least 30 days before the expiration date. The charge for the renewed Guaranteed Minimum Accumulation Benefit rider may differ from the charge for the prior benefit period. It will be equal to the charge the Company assesses for newly issued riders. The minimum charge period of 7 years will begin as of the renewal date.



You may also convert the Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Minimum Withdrawal Benefit rider (if the Guaranteed Minimum Withdrawal Benefit rider is offered) on a monthly anniversary. To convert the rider, your benefit basis must be greater than zero, the Annuitant (oldest Annuitant, if joint Annuitants) must be age 85 or younger as of the date of conversion, and the Company must receive your Written Request for conversion at its Home Office.



If you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Minimum Withdrawal Benefit rider, the date of the conversion will be the monthly anniversary following receipt of your request. The lifetime benefit basis for the Guaranteed Minimum Withdrawal Benefit will equal the greater of your benefit basis under the Guaranteed Minimum Accumulation Benefit rider and your Contract Value on the date of conversion. Also, when you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed

Minimum Withdrawal Benefit rider, you will not be able to elect one of the death benefits that are integrated with the Guaranteed Minimum Withdrawal Benefit rider. You will continue to receive the basic death benefit provided by the Contract and any optional death benefits that were elected, and you will continue to have all death benefits adjusted pro-rata for all withdrawals.



Guaranteed Minimum Accumulation Benefit Charge. If you elect the Guaranteed Minimum Accumulation Benefit rider, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The Company deducts the Guaranteed Minimum Accumulation Benefit charge even if your benefit basis is zero. The amount of the Guaranteed Minimum Accumulation Benefit charge is calculated by multiplying the current annual Guaranteed Minimum Accumulation Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. The current annual Guaranteed Minimum Accumulation Benefit charge percentage is 0.50%.



This charge will not change unless you choose to step-up or renew your benefit period. The Company has the right to change the current Guaranteed Minimum Accumulation Benefit charge percentage for newly issued riders or if you step-up or renew your benefit period. If you step-up or renew your benefit period, you will be charged the rate charged for newly issued Guaranteed Minimum Accumulation Benefit riders.



On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Accumulation Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the benefit basis, conversion to a Guaranteed Minimum Withdrawal Benefit rider, termination of the Guaranteed Minimum Accumulation Benefit rider after the expiration of the minimum charge period, payment of death proceeds, or an Income Payout Option, if the surrender, election to step-up the benefit basis, conversion to Guaranteed Minimum Withdrawal Benefit rider, termination, payment of death proceeds or the start of payments under an Income Payment Option does not occur on a Contract Anniversary.


                          DISTRIBUTION OF THE CONTRACT


The Company has entered into a distribution agreement with its affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Contract. CUNA Brokerage is a member of The Financial Industry Regulatory Authority ("FINRA"), and offers the Contract through its sales representatives. CUNA Brokerage may also enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Contract. Sales representatives of selling firms who may or may not be associated persons of CUNA Brokerage. The Company pays commissions to CUNA Brokerage for sales of The Contract by its sales representatives as well as selling firms. The investment adviser and other service providers for, or affiliates of, the Funds may, from time to time make payments for services to CUNA Brokerage.


The maximum concession payable for Contract sales by CUNA Brokerage's sales representatives is 7.25% of purchase payments. The Company and/or one or more of its affiliates may also pay for CUNA Brokerage's operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for CUNA Brokerage's management team; advertising expenses; and all other expenses of distributing the Contract. CUNA Brokerage pays its sales representatives a portion of the compensation received for their sales of Contract. Sales representatives and their managers may also be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that the Company and/or one or more of its affiliates may provide. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, CUNA Brokerage's sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contract may help sales representatives and/or their managers qualify for such benefits. CUNA Brokerage's sales representatives and managers may receive other payments from the Company for services that do not directly involve the sale of the Contract, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


The maximum compensation payable for Contract sales by selling firms is 7.25% of purchase payments. Some selling firms and/or their sales representatives may elect to receive less compensation when a purchase payment is made along with an annual/quarterly payment based on Contract value for so long as the Contract remains in effect. Certain selling firms may receive additional amounts for: (1) sales promotions relating to the Contract; (2) costs associated with sales conferences and educational seminars for their sales representatives; and; (3) other sales expenses incurred by them. Bonus payments may be paid to certain selling firms based on aggregate sales of the Company's variable insurance contracts (including the Contract) or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


In addition to the compensation paid for sales of the Contracts, the Company pays compensation to CUNA Brokerage when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout. This additional compensation can be from 0% to 6.5% of the amount annuitized based upon the income option selected and the length of time the Contract was in force. CUNA Brokerage may pass through this compensation to selling firms. Any trail commissions paid to CUNA Brokerage for Contract sales will cease upon payments made for Owner's life contingent annuitization.


A portion of the compensation paid to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

Compensation and other incentives or payments described above are not charged directly to Owners or the Variable Account. The Company intends to recoup compensation and other sales expenses through fees and charges deducted under the Contract.

                               FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT


Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although the Company does not have direct control over the Funds in which the Variable Account invests, the Company believes that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.



Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While the Company believes that the Contract does not give Owners investment control over separate account assets, the Company reserves the right to modify the Contract as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.


Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Payout Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Payout Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such Owner or over a period not extending beyond the life expectancy of that Owner, provided that such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary" is the person designated by such Owner as an Annuitant and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "Designated Beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner. If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes.


The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

TAXATION OF ANNUITIES

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.


If your Contract contains a Guaranteed Minimum Withdrawal Benefit rider or Guaranteed Minimum Accumulation Benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. For tax purposes, we intend to treat withdrawals made prior to the date of a GMWB settlement as withdrawals and any amounts paid out under an Income Payout Option after the GMWB settlement as annuity payments. In view of this uncertainty, you should consult a tax advisor before purchasing either of these riders.


Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. The Contract Value immediately before a partial withdrawal may have to be increased by any positive market value adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of market value adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of a market value adjustment.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

However, if you purchase the GMWB rider and you take a withdrawal or other distribution from your Contract (and the Contract Value has not been reduced to zero or less), the amount in excess of the greater of:

     (1)  Contract Value, or

     (2) Guaranteed Minimum Withdrawal Benefit basis or lifetime benefit basis over your investment in the Contract will be treated by us as a taxable distribution.


Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the Contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.


Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:


     (1)  made on or after the taxpayer reaches age 59 1/2;


     (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

     (3)  attributable to the taxpayer's becoming disabled;

     (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

     (5) made under certain annuities issued in connection with structured settlement agreements; and

     (6) made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other tax penalties may apply to certain distributions under a Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

The Company has the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

SEPARATE ACCOUNT CHARGES


It is possible that the Internal Revenue Service may take a position that rider charges (e.g. Spouse Beneficiary Death Benefit Rider) are deemed to be taxable distributions to you. Although the Company does not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.


TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects.

WITHHOLDING

Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

"Taxable eligible rollover distributions" from section 401(a) plans, section 403(b) tax-sheltered annuities, and Section 457(b) governmental plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan to an employee (or employee's spouse or former spouse beneficiary or alternate payee), except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, IRA, 403(b) tax-sheltered annuity, or to a governmental Section 457(b) plan that agrees to separately account for rollover contributions.


MULTIPLE CONTRACTS


All non-qualified deferred annuity contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.


TAXATION OF QUALIFIED PLANS


The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plans.



For qualified plans under Section 401(a), 403(b), and eligible plans under 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death. If you are attempting to satisfy minimum required distribution rules through partial withdrawals, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed, consult a tax advisor.


Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.


Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lesser of a limit specified in the Code or 100% of compensation includible in the Owner's gross income for the year. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general

Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.


Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.


Certain Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

At the present time, the Company makes no charge to the Subaccounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus.

Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change.


Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.


Federal estate and state and local estate, inheritance and of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.

In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.

Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


Foreign Tax Credits. The Company may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.


                                LEGAL PROCEEDINGS

The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, the Company, or the principal underwriter of the Contract.

                                COMPANY HOLIDAYS

The Company is closed on the following holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Company is closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

                              FINANCIAL STATEMENTS

The Company's financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). The Company's financial statements should be distinguished from the Variable Account's financial statements and you should consider the Company's financial statements only as bearing upon its ability to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please the Company at the Home Office.

                                   APPENDIX A
                              FINANCIAL HIGHLIGHTS



The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the fiscal years ended December 31, 2006, 2005 and 2004. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges.



CONSERVATIVE ALLOCATION SUBACCOUNT                  2006
----------------------------------                --------
Unit fair value:
Beginning of period                               $  10.00***
End of period                                        10.17
Percentage increase in unit value during period       1.70%**
Number of units outstanding at end of period       123.093



MODERATE ALLOCATION SUBACCOUNT                      2006
------------------------------                    --------
Unit fair value:
Beginning of period                               $  10.00***
End of period                                        10.29
Percentage increase in unit value during period       2.90%**
Number of units outstanding at end of period       782.785



AGGRESSIVE ALLOCATION SUBACCOUNT                    2006
--------------------------------                  -------
Unit fair value:
Beginning of period                               $ 10.00***
End of period                                       10.39
Percentage increase in unit value during period      3.90%**
Number of units outstanding at end of period       73.109



MONEY MARKET SUBACCOUNT                              2006         2005        2004
-----------------------                           ----------   ----------   -------
Unit fair value:
Beginning of period                               $    10.15   $    10.00   $ 10.00*
End of period                                          10.47        10.15     10.00
Percentage increase in unit value during period         3.15%        1.50%     0.00%**
Number of units outstanding at end of period       1,439,661    1,174,622    41,939



BOND SUBACCOUNT                                      2006         2005        2004
---------------                                   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    10.10   $     9.98   $  10.00*
End of period                                          10.36        10.10       9.98
Percentage increase in unit value during period         2.57%        1.20%     (0.20%)**
Number of units outstanding at end of period       6,703,481    3,021,142    191,144

HIGH INCOME SUBACCOUNT                               2006         2005        2004
----------------------                            ----------   ----------   -------
Unit fair value:
Beginning of period                               $    10.38   $    10.25   $ 10.00*
End of period                                          11.19        10.38     10.25
Percentage increase in unit value during period         7.80%        1.27%     2.50%**
Number of units outstanding at end of period       2,256,194    1,090,104    68,835



DIVERSIFIED INCOME SUBACCOUNT
(formerly Balanced Subaccount)                       2006         2005        2004
------------------------------                    ----------   ----------   --------
Unit fair value:
Beginning of period                               $    10.89   $    10.62   $  10.00*
End of period                                          11.82        10.89      10.62
Percentage increase in unit value during period         8.54%        2.54%      6.20%**
Number of units outstanding at end of period       3,424,692    2,169,035    119,533



LARGE CAP VALUE SUBACCOUNT                           2006         2005        2004
--------------------------                        ----------   ----------   --------
Unit fair value:
Beginning of period                               $    11.45   $    10.99   $  10.00*
End of period                                          13.63        11.45      10.99
Percentage increase in unit value during period        19.04%        4.19%      9.90%**
Number of units outstanding at end of period       4,913,687    2,659,384    144,835



LARGE CAP GROWTH FUND SUBACCOUNT                     2006         2005        2004
--------------------------------                  ----------   ----------   --------
Unit fair value:
Beginning of period                               $    10.73   $    10.61   $  10.00*
End of period                                          11.42        10.73      10.61
Percentage increase in unit value during period         6.43%        1.13%      6.10%**
Number of units outstanding at end of period       2,561,564    1,136,871    253,559



MID CAP VALUE SUBACCOUNT                             2006         2005        2004
------------------------                          ----------   ----------   -------
Unit fair value:
Beginning of period                               $    11.73   $    10.78   $ 10.00*
End of period                                          13.55        11.73     10.78
Percentage increase in unit value during period        15.52%        8.81%     7.80%**
Number of units outstanding at end of period       2,258,725    1,114,415    87,095



MID CAP GROWTH SUBACCOUNT                           2006        2005      2004
-------------------------                         --------   --------   -------
Unit fair value:
Beginning of period                               $  11.96   $  11.14   $ 10.00*
End of period                                        13.15      11.96     11.14
Percentage increase in unit value during period       9.95%      7.36%    11.40%**
Number of units outstanding at end of period       597,595    814,644    53,327

GLOBAL SECURITIES SUBACCOUNT                        2006       2005       2004
----------------------------                      --------   --------   -------
Unit fair value:
Beginning of period                               $  12.21   $  10.85   $ 10.00*
End of period                                        14.15      12.21     10.85
Percentage increase in unit value during period      15.89%     12.53%     8.50%**
Number of units outstanding at end of period       597,595    251,644    18,621



INTERNATIONAL STOCK SUBACCOUNT                       2006        2005       2004
------------------------------                    ----------   --------   -------
Unit fair value:
Beginning of period                               $    12.91   $  11.22   $ 10.00*
End of period                                          15.83      12.91     11.22
Percentage increase in unit value during period        22.62%     15.06%    12.20%**
Number of units outstanding at end of period       1,334,155    594,014    28,569


* The product inception date was October 11, 2004, with all Subaccounts starting with a $10.00 unit price.

**   Not annualized.


*** The product inception date was June 30, 2006, with all Subaccounts starting with a $10.00 unit price.

                                   APPENDIX B
              EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND
          GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS GENERALLY
                         ISSUED AFTER OCTOBER 29, 2007
================================================================================

GUARANTEED MINIMUM WITHDRAWAL BENEFIT EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.
This means:
     -   The lifetime benefit basis is $100,000; and
     - The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 x $100,000).
     -   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.
     - Assumes the Guaranteed Minimum Withdrawal Benefit with the Minimum Guaranteed Death Benefit option is chosen, calculations for the Maximum Anniversary Value Death Benefit are similar, however the proper death benefit amount would be used when calculating the adjustment to the death benefit amount. The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the GMWB rider chosen.

EXAMPLE 1: Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.
     - The lifetime benefit basis is $150,000, which is the prior lifetime benefit basis plus the additional purchase payment; and
     - The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new lifetime benefit basis.
     - The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5%) before the first Contract Anniversary.
     - The lifetime benefit basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
     - The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
     - Since the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $145,000.

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred and no prior step-ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.
     - The lifetime benefit basis is $115,000. It was increased by 5% of the initial lifetime benefit basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000 -- assumes that the lifetime basis has not been stepped-up to a higher amount.
     - The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,235 (5.5% rate for age 67 times the $115,000 lifetime benefit basis).
     - The lifetime benefit basis is adjusted to $65,000 since the $50,000 withdrawal exceeds the $6,235 GALWA. The adjusted amount is the lesser of (1) or (2) below:
              1.  The prior lifetime benefit basis less the withdrawal: $115,000
                  - $50,000 = $65,000; or
              2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     - The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new lifetime benefit basis.
     - Since the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
              1. The death benefit will be reduced by $50,000 for the withdrawal.
              2. There will be an additional adjustment for the excess withdrawal amount of $43,765 (50,000 -- 6,235 = 43,765).
                      -   43,765 / 150,000 * 100,000 -- 43,765 = -14,588
     - New death benefit after all adjustments 100,000 -- 50,000 -- (-14,588) = 64,588

EXAMPLE 4: Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step-ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.
     - The lifetime benefit basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
     - The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,235 (5.5% rate for age 67 times the $115,000 lifetime benefit basis.
     - The lifetime benefit basis is adjusted to $30,000 since the withdrawal exceeds the $6,235 GALWA. The adjusted value is the lesser of (1) or
         (2) below:
              1.  The prior lifetime benefit basis less the withdrawal: $115,000
                  - $50,000 = $65,000; or
              2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
     -   The GALWA is $1,650, which is 5.5% of the new lifetime benefit basis.
     - Since the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
              1. The death benefit will be reduced by $6,235 for the withdrawal within the GALWA limits.
              2. There will be an additional adjustment for the excess withdrawal amount of $43,765 (50,000 -- 6,235 = 43,765).
                      - 43,765 / 80,000 * 100,000 -- 43,765 = 10,941
     - New death benefit after all adjustments 100,000 -- 50,000 -- 10,941 = 39,059

EXAMPLE 5: Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step-ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.
     - The existing lifetime benefit basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries
     - The Owner chooses to step-up the lifetime benefit basis to the Contract Value of $125,000.
     - The guaranteed annual lifetime withdrawal after the step-up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up lifetime benefit basis).
              NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider; if we are no longer issuing the rider, the charge will be set by the Company.
     - The Minimum Death Benefit remains $100,000 -- it is not impacted by a step-up.

EXAMPLE 6: Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step-ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.
     - The lifetime benefit basis is $100,000. Since withdrawals began immediately, the lifetime benefit basis did not increase.
     - The Owner chooses to step-up the lifetime benefit basis to the Contract Value of $110,000.
     - The guaranteed annual lifetime withdrawal at after the step-up is $5,500 (5% rate for age 64 -- the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up lifetime benefit basis).
              NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider; if we are no longer issuing the rider, the charge will be set by the Company.
     - The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                      * * *

GUARANTEED ACCUMULATION VALUE EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the benefit basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.

EXAMPLE 1: The Owner makes an additional purchase payment of $50,000 within the window period. The benefit basis is $150,000, which is the prior benefit basis plus the additional purchase payment.

EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).
     -   The adjustment to the benefit basis is $50,000 which is the greater of:
     -   The withdrawal of $50,000; or
     - The proportion of the benefit basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
              1.  partial withdrawal amount: $50,000;
              2.  Contract Value immediately prior to the withdrawal: $150,000;
              3.  the benefit basis immediately prior to the withdrawal:
                  $100,000;
     - So the proportion of the benefit basis withdrawn: ($50,000/ $150,000)*$100,000 = $33,333.33
     - Therefore the benefit basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).
     -   The adjustment to the benefit basis is $50,000 which is the greater of:
     -   The prior benefit basis less the withdrawal of $50,000; or
     - The proportion of the benefit basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
              1.  partial withdrawal amount: $50,000;
              2.  Contract Value immediately prior to the withdrawal: $80,000;
              3.  the benefit basis immediately prior to the withdrawal:
                  $100,000;
     -   So the proportion of the benefit basis withdrawn:
         ($50,000/$80,000)*$100,000 = $62,500
     - Therefore, the benefit basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4: Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.
     -   The existing benefit basis is $100,000.
     - The Owner chooses to step-up the benefit basis to the account value of $135,000.
     - The new benefit basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step-up date).
     - NOTE: If the Owner chooses to step-up the benefit basis a new seven year minimum charge period will begin starting on the date of the step-up.
     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                                   APPENDIX C
         GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR RIDERS ISSUED BEFORE
                   OCTOBER 29, 2007 BUT AFTER OCTOBER 30, 2006



For Guaranteed Minimum Withdrawal Benefit riders issued after October 30, 2006 but before October 29, 2007 and as available in your state, the guaranteed Minimum Withdrawal Benefit will be as follows:



General. The Guaranteed Minimum Withdrawal Benefit rider is available for an additional charge. The Guaranteed Minimum Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of your Contract Value. If you do not choose to make withdrawals under the Guaranteed Minimum Withdrawal Benefit (GMWB) rider, the charges collected for this benefit will not be refunded. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.



ELECTING A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. You must satisfy certain eligibility requirements to elect the Guaranteed Minimum Withdrawal Benefit Rider. These requirements vary based on how your Contract is owned. For single Owner Contracts, you may elect the Guaranteed Minimum Withdrawal Benefit rider if you are between ages 45 and 85 on the rider issue date. If you are not a natural person, you may elect the Guaranteed Minimum Withdrawal Benefit rider if each Annuitant is a natural person and between the ages of 45 and 85 on the rider issue date. Please note that if there are joint Annuitants and the Owner is a non-natural person, the sole Beneficiaries must be joint Annuitants. For jointly owned Contracts, you may elect the Guaranteed Minimum Death Benefit Rider if each Owner is between ages 45 and 85 on the rider issue date and if the Owners are spouses. The chart below illustrates the eligibility requirements for the Guaranteed Minimum Withdrawal Benefit rider:



                                  AGE REQUIREMENTS AT RIDER ISSUE
TYPE OF CONTRACT                               DATE                      ANNUITANT REQUIREMENTS
----------------                 --------------------------------   --------------------------------
Single Owner                     Owner must be between ages 45-85   No requirements other than those
                                                                    that apply to the base Contract.
                                                                    Annuitant must be between ages
                                                                    45-85

Single Owner/Non-Natural Owner   Each Annuitant must be between     Annuitant must be a natural
                                 ages 45-85                         person between ages 45-85 on the
                                                                    rider issue date

Jointly Owned Contract           Joint Owners must be spouses;      Annuitants must be natural
                                 each spouse must be between ages   persons between ages 45-85 on the
                                 45-85 on the rider issue date      rider issue date



The Guaranteed Minimum Withdrawal Benefit Rider is not offered on new Contracts issued as Beneficiary IRA contracts. The Company has the right to accept or refuse to issue a Guaranteed Minimum Withdrawal Benefit rider in its sole discretion.



The Contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Withdrawal Benefit rider, all of your Net Purchase Payments, Credit Value Increase Enhancements, if any, and all of your Contract Value must participate in one of the benefit allocation models that the Company makes available for that purpose. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:

INVESTMENT CATEGORY                SUBACCOUNTS
-------------------       ----------------------------
Individual Funds -        100% Diversified Income
(100% allocated to only   100% Conservative Allocation
one of the available      100% Moderate Allocation
funds)

Conservative 7-14 Years    45% Bond
                           25% Large Cap Value
                           10% Large Cap Growth
                            5% High Income
                            5% Mid Cap Value
                            5% Mid Cap Growth
                            5% International Stock

Conservative 15+ Years     35% Bond
                           20% Large Cap Value
                           10% International Stock
                            5% High Income
                           10% Large Cap Growth
                            5% Mid Cap Value
                            5% Mid Cap Growth
                            5% Small Cap Value
                            5% Global Securities

Moderate 7-14 Years        30% Bond
                           20% Large Cap Value
                            5% Mid Cap Growth
                           10% International Stock
                           10% Mid Cap Value
                            5% High Income
                           10% Large Cap Growth
                            5% Global Securities
                            5% Small Cap Value



* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium-transfers into these funds are not allowed.



Withdrawals in General. Under the Guaranteed Minimum Withdrawal Benefit rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider issue date, you may make guaranteed withdrawals each rider year up to the guaranteed annual lifetime withdrawal amount (the "GALWA"). Guaranteed withdrawals up to the GALWA will not impact the lifetime benefit basis (defined below under "Amount of your guaranteed withdrawals"). If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your GALWA in any given rider year, your GALWA will not increase.



If you do not take any withdrawals, your GALWA will increase annually on each rider anniversary until the earliest of:



     -    the date of your first withdrawal; or



     - the 10th rider anniversary (or the 10th step-up anniversary, if a step-up is elected).



Each increase will be equal to five percent (5%) of the lifetime benefit basis as of your first rider anniversary (or step-up anniversary if a step-up is elected).



Within each rider year, you may also withdraw more than the GALWA. The portion of any withdrawal which is in excess of the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GALWA. Scheduled withdrawals under systematic withdrawal program to satisfy a required minimum distribution plan for the Value of this Contract are not considered excess withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. Excess withdrawals will reduce your lifetime benefit basis, and may do so by more than the actual amount of the excess withdrawal.



Please note that all guaranteed withdrawals under the Guaranteed Minimum Withdrawal Benefit rider are also partial withdrawals under the Contract and will reduce your death benefit. Any applicable contingent deferred sales charge and market value adjustment will apply to guaranteed withdrawals. If a guaranteed withdrawal under the Guaranteed Minimum Withdrawal Benefit causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of the Guaranteed Minimum Withdrawal Benefit under an Income Option that the Company makes available for that purpose (the "Guaranteed Minimum Withdrawal Benefit settlement"). Your Contract and all other riders then will terminate. If the guaranteed withdrawals continue past the anticipated Income Payout Date, the Company will allow you to extend that Payout date. However, if you extend the Payout Date beyond age 85 (or 10 years from the Contract Issue Date, if later): (1) all other riders will terminate on that date, and (2) the Company will no longer accept purchase payments under the Contract. Tax consequences may apply. (See "Tax Status of the Contract - Taxation of Annuities" in the Prospectus).

You should carefully consider when to begin taking guaranteed withdrawals if you have elected the Guaranteed Minimum Withdrawal Benefit. If you begin taking guaranteed withdrawals too soon or delay taking guaranteed withdrawals for too long, you may limit the value of the Guaranteed Minimum Withdrawal Benefit. If you elect the Guaranteed Minimum Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, or require you to take excess withdrawals, reducing your lifetime benefit basis. See "Federal Tax Matters - Taxation of Qualified Plans" in your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Withdrawal Benefit rider.



Excess Withdrawals more than the GALWA. If a partial withdrawal taken during a rider year is more than the current GALWA, an excess withdrawal occurs. The GALWA, lifetime benefit basis will be reset to equal the lesser of:



     (a)  the Contract Value immediately following the withdrawal; or



     (b) the previous lifetime benefit basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.



If the Company reduces the resulting benefit basis as a result of the excess withdrawal, the Company will also reduce the GALWA.



Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date. Terminating the rider prior to the expiration of the minimum charge period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the minimum charge period is reached. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:



     (a)  the Payout Date;



     (b) the date Due Proof of Death of the Annuitant (last remaining Annuitant, if joint Annuitants) is received;



     (c)  the date there is a change of Annuitant for any reason; or



     (d)  the date you surrender your Contract.



For the Guaranteed Minimum Withdrawal Benefit to remain in effect, all of your Net Purchase Payments and all of your Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you discontinue allocating your Net Purchase Payments and Contract Value to one of the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit will automatically terminate on the later of: (i) the last day of the minimum charge period as shown on the Rider Data Page; (ii) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or
(iii) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. On the date of that transfer or change of allocation to an investment option that is not an available benefit allocation model, your lifetime benefit basis will be reduced to zero, and you cannot step-up the benefit basis and lifetime benefit basis as described below. Termination of the rider prior to the expiration of the minimum charge period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the minimum charge period is reached.



Amount of your guaranteed withdrawals. The Company determines your GALWA by multiplying the lifetime benefit basis by the annual lifetime benefit percentage. The table shows the current annual lifetime benefit percentages.

                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES



                      Joint Annuitants      Joint Annuitants
                      (age difference 5      (age difference
                        yrs or less)           over 5 yrs)
                       Attained Age of       Attained Age of
  Attained Age at     Oldest Annuitant      Oldest Annuitant
 First Withdrawal    at First Withdrawal   at First Withdrawal
------------------   -------------------   -------------------
 Age    Percentage    Age     Percentage    Age     Percentage
-----   ----------   -----   -----------   -----   -----------
45-58        4%      45-58        3%       45-58         2%
59-64        5%      59-64        4%       59-64         3%
65-69      5.5%      65-69      4.5%       65-69       3.5%
70-74        6%      70-74        5%       70-74         4%
   75+     6.5%         75+     5.5%          75+      4.5%

                     If only one           If only one
                     Annuitant is living   Annuitant is living
                     at the time of your   at the time of your
                     first withdrawal,     first withdrawal,
                     the percentages       the percentages
                     shown above           shown above
                     currently will be     currently will be
                     increased by 1%.      increased by 2%.



Any change in the lifetime benefit basis will also result in a change in the GALWA. The lifetime benefit basis is used only to calculate the GALWA. The lifetime benefit basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount.



The lifetime benefit basis as of the rider issue date is equal to: (i) your initial Net Purchase Payment and any applicable Contract Value Increase Enhancements, if the rider is issued at Contract issue; (ii) your Contract Value, if the rider is issued after the Contract Issue Date; (iii) the greater of the Guaranteed Minimum Accumulation Benefit basis or the Contract Value as of the rider issue date, if the rider is issued as a conversation from a Guaranteed Minimum Accumulation Benefit rider; or (iv) the continuation amount, if the rider is issued as a result of spousal continuation. The Company will increase the lifetime benefit basis by any Net Purchase Payments it receives during the window period, currently, the first 12 months after rider issue. The Company limits the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page.) The Company is currently waiving this limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will increase the cost of the Guaranteed Minimum Withdrawal Benefit rider, and will not participate in any Guaranteed Minimum Withdrawal Benefit rider benefits.



The Company will reduce the lifetime benefit basis if an excess withdrawal occurs. In addition, as discussed above, if you elect not to participate in an available benefit allocation model, the lifetime benefit basis will become zero and the Guaranteed Minimum Withdrawal Benefit rider will terminate.



Step-up. On any monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary), you may, subject to certain conditions, "step-up" the lifetime benefit basis to equal your current Contract Value.



You may step-up the lifetime benefit basis provided:



     (a)  your Contract Value is greater than zero;



     (b) your Contract Value is greater than the lifetime benefit basis as of the step-up date;



     (c) the Annuitant (or oldest Annuitant, if there are joint Annuitants) is age 85 or younger as of the step-up date; and



     (d) the Company receives your Written Request to step-up the lifetime benefit basis at its Home Office.

The step-up date will be the monthly anniversary following the receipt of your Written Request.



If you elect the "step-up", the start date for the new benefit period will be the step-up date, the lifetime benefit basis will equal your Contract Value as of the step-up date, and any increases to the lifetime benefit basis will be measured from the step-up anniversary. In addition, a new minimum charge period will begin. Following your step-up election, the rider fee will be changed to an amount equal to the fee charged on newly issued Guaranteed Withdrawal Benefit Riders at that time. This fee may be higher than your current fee. If the Company is no longer issuing new Contracts with this rider, then the rider fee after the step-up will be set by the company, based upon current market conditions at the time of the step-up.



See below for examples of how the Guaranteed Minimum Withdrawal Benefit rider will work.



Guaranteed Minimum Withdrawal Benefit Charge. If you elect the Guaranteed Minimum Withdrawal Benefit, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the Guaranteed Minimum Withdrawal Benefit charge after the Payout Date. The current annual Guaranteed Minimum Withdrawal Benefit charge percentage is 0.6%. This charge will not change unless you choose to step-up your Lifetime Benefit Basis. The amount charged for a step-up of the lifetime benefit basis will equal the amount charged for newly issued riders. The amount of the Guaranteed Minimum Withdrawal Benefit charge is calculated annually by multiplying the current annual Guaranteed Minimum Withdrawal Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the lifetime benefit basis, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or the start of payments under an Income Payout Option, does not occur on a Contract Anniversary.



                                     * * *



                                    EXAMPLES



BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 64. This means:



     -    The lifetime benefit basis is $100,000; and



     - The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 x $100,000).



     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.



EXAMPLE 1: Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.



     - The lifetime benefit basis is $150,000, which is the prior lifetime benefit basis plus the additional purchase payment; and



     - The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new lifetime benefit basis.



EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5%) before the first Contract Anniversary.



     - The lifetime benefit basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and



     - The GALWA is $5,000, this does not change because the withdrawal does not exceed the $5,000 GALWA.



EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred.



     - The lifetime benefit basis is $1 15,000. It was increased by 5% of the initial lifetime benefit basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $1 5,000.



     - The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,235 (5.5% rate for age 67 times the $115,000 lifetime benefit basis).

     - The lifetime benefit basis is adjusted to $65,000 since the $50,000 withdrawal exceeds the $6,235 GALWA. The adjusted amount is the lesser of (1) or (2) below:



               1.   The prior lifetime benefit basis less the withdrawal:
                    $115,000 -$50,000 = $65,000; or



               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.



     - The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new lifetime benefit basis.



EXAMPLE 4: Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).



     - The lifetime benefit basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.



     - The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,235 (5.5% rate for age 67 times the $115,000 lifetime benefit basis.



     - The lifetime benefit basis is adjusted to $30,000 since the withdrawal exceeds the $6,235 GALWA. The adjusted value is the lesser of (1) or
          (2) below:



               1.   The prior lifetime benefit basis less the withdrawal:
                    $115,000 -$50,000 = $65,000; or



               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000



     -    The GALWA is $1,650, which is 5.5% of the new lifetime benefit basis.



EXAMPLE 5: Starting with the Base Assumptions, assume no withdrawals have been taken and the value of the Contract on the third Contract Anniversary is $125,000.



     - The existing lifetime benefit basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.



     - The Owner chooses to step-up the lifetime benefit basis to the Contract Value of $125,000.



     - The guaranteed annual lifetime withdrawal at after the step-up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up lifetime benefit basis).



     - NOTE: If the Owner chooses to step-up the lifetime benefit basis a new seven year minimum charge period will begin starting on the date of the step-up.



     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider, we are no longer issuing the rider, the charge will be set by the Company.



EXAMPLE 6: Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional no withdrawals have been taken. The Value of the Contract on the third Contract Anniversary is $110,000.



     - The lifetime benefit basis is $100,000. Since withdrawals began immediately, the lifetime benefit basis did not increase.



     - The Owner chooses to step-up the lifetime benefit basis to the Contract Value of $110,000.



     - The guaranteed annual lifetime withdrawal at after the step-up is $5,500 (5% rate for age 64 -- the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up lifetime benefit basis).



     - NOTE: If the Owner chooses to step-up the lifetime benefit basis a new seven year minimum charge period will begin starting on the date of the step-up.



     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                                   APPENDIX D
        GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS ISSUED BEFORE
                   OCTOBER 29, 2007 BUT AFTER OCTOBER 30, 2006



For Guaranteed Minimum Accumulation Benefit riders issued before October 29, 2007 but after October 30, 2006, and as available in your state, the Guaranteed Minimum Accumulation Benefit will remain as described in this prospectus, except to the extent that the Guaranteed Minimum Accumulation Benefit rider has the following investment options:



INVESTMENT CATEGORY                            SUBACCOUNTS
-------------------                   ----------------------------
Individual Funds - (100% allocated    100% Diversified Income
to only one of the available funds)   100% Conservative Allocation
                                      100% Moderate Allocation

Conservative 7-14 Years                45% Bond
                                       25% Large Cap Value
                                       10% Large Cap Growth
                                        5% High Income
                                        5% Mid Cap Value
                                        5% Mid Cap Growth
                                        5% International Stock

Conservative 15+ Years                 35% Bond
                                       20% Large Cap Value
                                       10% International Stock
                                        5% High Income
                                       10% Large Cap Growth
                                        5% Mid Cap Value
                                        5% Mid Cap Growth
                                        5% Small Cap Value
                                        5% Global Securities

Moderate 7-14 Years                    30% Bond
                                       20% Large Cap Value
                                        5% Mid Cap Growth
                                       10% International Stock
                                       10% Mid Cap Value
                                        5% High Income
                                       10% Large Cap Growth
                                        5% Global Securities
                                        5% Small Cap Value



                                      * * *



                                    EXAMPLES



BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 65. This means the benefit basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.



EXAMPLE 1: The Owner makes an additional purchase payment of $50,000 within the window period. The benefit basis is $150,000, which is the prior benefit basis plus the additional purchase payment.



EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).



     - The adjustment to the benefit basis is $50,000 which is the greater of:



     -    The withdrawal of $50,000; or



     - The proportion of the benefit basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):



               1.   partial withdrawal amount: $50,000;



               2.   Contract Value immediately prior to the withdrawal:
                    $150,000;



               3.   the benefit basis immediately prior to the withdrawal:
                    $100,000;



     - So the proportion of the benefit basis withdrawn: ($50,000! $150,000)*$100,000 = $33,333.33



     - Therefore the benefit basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).



     - The adjustment to the benefit basis is $50,000 which is the greater of:



     -    The prior benefit basis less the withdrawal of $50,000; or



     - The proportion of the benefit basis withdrawn of $62,500. This is calculated as follows (1) divided by (2) with the result multiplied by
          (3):



               1.   partial withdrawal amount: $50,000;



               2.   Contract Value immediately prior to the withdrawal: $80,000;



               3.   the benefit basis immediately prior to the withdrawal:
                    $100,000;



     -    So the proportion of the benefit basis withdrawn:
          ($50,000/$80,000)*$100,000 = $62,500



     - Therefore, the benefit basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).



EXAMPLE 4: Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.



     -    The existing benefit basis is $100,000.



     - The Owner chooses to step-up the benefit basis to the account value of $135,000.



     - The new benefit basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step-up date).



     - NOTE: If the Owner chooses to step-up the benefit basis a new seven year minimum charge period will begin starting on the date of the step-up.



     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                                   APPENDIX E
         GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR RIDERS ISSUED BEFORE
                                OCTOBER 30, 2006



General. The Guaranteed Minimum Withdrawal Benefit rider is available for an additional charge only when you purchase the Contract. The Guaranteed Minimum Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of your Contract Value. If you do not choose to make withdrawals under the Guaranteed Minimum Withdrawal Benefit rider, the charges collected for this benefit will not be refunded. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.



Electing the Guaranteed Minimum Withdrawal Benefit Rider. You may elect the Guaranteed Minimum Withdrawal Benefit rider if the Annuitant is not more than 85 years old on the Contract Issue Date. If your Contract is jointly owned, your Contract may only have a single Annuitant if you elect this rider. The Contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Withdrawal Benefit rider, all of your Net Purchase Payments and all of your Contract Value must participate in one of the benefit allocation models that the Company makes available for that purpose. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:



  INVESTMENT CATEGORY              SUBACCOUNTS
  -------------------     ----------------------------
Diversified Income Fund   100% Diversified Income
                          100% Conservative Allocation
                          100% Moderate Allocation
                          100% DCA 1-year*
                          100% DCA 6-month*

Conservative 7-14 Years    45% Bond
                           25% Large Cap Value
                           10% Large Cap Growth
                            5% High Income
                            5% Mid Cap Value
                            5% Mid Cap Growth
                            5% International Stock

Conservative 15+Years      35% Bond
                           20% Large Cap Value
                           10% International Stock
                            5% High Income
                           10% Large Cap Growth
                            5% Mid Cap Value
                            5% Mid Cap Growth
                            5% Small Cap Value
                            5% Global Securities

Moderate 7-14 Years        30% Bond
                           20% Large Cap Value
                            5% Mid Cap Growth
                           10% International Stock
                           10% Mid Cap Value
                            5% High Income
                           10% Large Cap Growth
                            5% Global Securities
                            5% Small Cap Value



* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium-transfers into these funds are not allowed.



Withdrawals in General. Under the Guaranteed Minimum Withdrawal Benefit rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider anniversary, you may make guaranteed withdrawals each rider year up to the guaranteed annual withdrawal amount (the "GAWA") (under the annual withdrawal option) or the guaranteed annual lifetime withdrawal amount (the "GALWA") (under the annual lifetime benefit option). Guaranteed withdrawals up to the GALWA will not impact the benefit basis or the lifetime benefit basis (defined below under "Amount of your guaranteed withdrawals"). Guaranteed withdrawals up to the GAWA will not impact the benefit basis, but will impact the lifetime benefit basis, if the withdrawal exceeds the GALWA. If you choose to receive only a part of, or none of, your GAWA or GALWA in any given rider year, your GAWA and GALWA is not cumulative and will not increase. For example, if your GALWA is $1,500 and you withdraw $1,000 one year, your GALWA will not increase next year by the $500 you did not withdraw. In general, you may switch from one withdrawal option to the other without prior notification to the Company. Rather, the actual amount of the guaranteed withdrawal during a rider year will determine which of the withdrawal options is applicable for that rider year. However, if payments are made under a Guaranteed Minimum Withdrawal Benefit settlement (defined below), the Company will require you to choose the withdrawal option and withdrawal amount for any remaining guaranteed withdrawals.



Within each rider year, you may also withdraw more than the GAWA or the GALWA. The portion of any withdrawal which is in excess of the GAWA or the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GAWA or the GALWA. Any partial withdrawal before the first rider anniversary is an excess withdrawal. Excess withdrawals will reduce your benefit basis and/or lifetime benefit basis, and may do so by more than the actual amount of the excess withdrawal.



All guaranteed withdrawals under the Guaranteed Minimum Withdrawal Benefit rider are also partial withdrawals under the Contract. Any applicable contingent deferred sales charge and market value adjustment will apply to guaranteed withdrawals. If a guaranteed withdrawal under the Guaranteed Minimum Withdrawal Benefit causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of the Guaranteed Minimum Withdrawal Benefit under an Income Option that the Company makes available for that purpose (the "Guaranteed Minimum Withdrawal Benefit settlement"). Your Contract and all other riders then will terminate. If the guaranteed withdrawals continue past the anticipated Income Payout Date, we will allow you to extend that Payout Date. However, If you extend the Payout Date beyond age 85 (or 10 years from the Contract Issue Date if later): (1) you must elect to receive withdrawals under either the annual withdrawal benefit option or annual lifetime benefit option, (2) once you make this election it cannot be changed, (3) all other riders will terminate on that date, and (4) we will no longer accept purchase payments under the Contract. Tax consequences may apply. (See "Tax Status of the Contract - Taxation of Annuities" in the Prospectus.) You should carefully consider when to begin taking guaranteed withdrawals if you have elected the Guaranteed Minimum Withdrawal Benefit. If you begin taking guaranteed withdrawals too soon or delay taking guaranteed withdrawals for too long, you may limit the value of the Guaranteed Minimum Withdrawal Benefit. If you elect the Guaranteed Minimum Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, or require you to take excess withdrawals, reducing your benefit basis and/or lifetime benefit basis. See "Federal Tax Matters - Taxation of Qualified Plans" on pages__ of your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Withdrawal Benefit rider.



Excess Withdrawals more than the GAWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current guaranteed annual withdrawal amount, the Company will make the following adjustments:



     (a) reduce the remaining withdrawal amount to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous remaining withdrawal amount reduced dollar for dollar by the amount of the withdrawal;



     (b) reset the benefit basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous benefit basis reduced dollar for dollar by the amount of the withdrawal; and
          (c) reset the lifetime benefit basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous lifetime benefit basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.



If the Company reduces the resulting benefit basis as a result of the excess withdrawal, the Company will also reduce the GAWA. If the Company reduces the resulting lifetime benefit basis as a result of the excess withdrawal, the Company will also reduce the GALWA.



Excess Withdrawals more than the GALWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GALWA but less than the current GAWA, the Company will make the following adjustments:



     (a) reduce the remaining withdrawal amount dollar for dollar by the amount of the



     (b)  reset the lifetime benefit basis to equal the lesser of:



          (1) the Contract Value immediately following the withdrawal; or (2) reduce the previous lifetime benefit basis dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.



If the Company reduces the lifetime benefit basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date following the expiration of the minimum charge period of 7 years. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:



     (a) the date the remaining withdrawal amount is reduced to zero and there are no further guaranteed withdrawals allowed under the annual lifetime benefit option;



     (b)  the Payout Date;



     (c)  the date Due Proof of Death of the Annuitant is received;



     (d)  the date there is a change of Annuitant for any reason; or



     (e)  the date you surrender your Contract.



For the Guaranteed Minimum Withdrawal Benefit to remain in effect, all of your Net Purchase Payments and all of your Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime.



However, if you discontinue allocating your Net Purchase Payments and Contract Value to one of the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit will automatically terminate on the later of: (i) the last day of the minimum charge period as shown on the Rider Data Page; (ii) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (iii) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. On the date of that transfer or change of allocation to an investment option that is not an available benefit allocation model, your benefit basis and lifetime benefit basis will be reduced to zero, and you cannot step-up the benefit basis and lifetime benefit basis as described below.



Amount of your guaranteed withdrawals. The Company determines your GAWA by multiplying the benefit basis by the current annual withdrawal benefit percentage of 7%. Similarly, the Company determines your GALWA by multiplying the lifetime benefit basis by the annual lifetime benefit percentage shown on your Rider Data Page. The annual lifetime benefit percentage currently is 4% for Annuitant less than age 60 on the rider date and it currently is 5% for Annuitants age 60 or more on the rider date. Any change in the benefit basis or lifetime benefit basis will also result in a change in the GAWA or GALWA, as appropriate. THE BENEFIT BASIS AND LIFETIME BENEFIT BASIS ARE USED ONLY TO CALCULATE THE GAWA AND GALWA. THE BENEFIT BASIS AND LIFETIME BENEFIT BASIS DO NOT ESTABLISH OR GUARANTEE A MINIMUM CONTRACT VALUE, SURRENDER VALUE, DEATH BENEFIT, OR RETURN FOR ANY SUBACCOUNT.



The benefit basis and the lifetime benefit basis are equal to your initial Net Purchase Payment, plus any Net Purchase Payments received during the window period. Currently, the first 12 months after contract issue, we limit the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page). You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. SUCH PURCHASE PAYMENTS WILL INCREASE THE COST OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, AND WILL NOT PARTICIPATE IN ANY GMWB RIDER BENEFITS.



The Company will adjust the benefit basis/lifetime benefit basis if an excess withdrawal occurs. In addition, as discussed above, if you elect not to participate in an available benefit allocation model, the benefit basis and lifetime benefit basis will become zero and the Guaranteed Minimum Withdrawal Benefit rider will terminate.



Step-up. On your fifth rider anniversary (and any subsequent fifth rider anniversary following a step-up), you may, subject to certain conditions, "step-up" the benefit basis and lifetime benefit basis to equal your current Contract Value. You may step-up the benefit basis and lifetime benefit basis provided:



     (a) you have not taken any withdrawals since the start date for the current benefit period;



     (b)  your Contract Value is greater than zero;



     (c) your Contract Value is greater than the benefit basis as of the step-up date;



     (d)  the Annuitant is age 85 or younger as of the step-up date; and



     (e) the Company receives your written request to step-up the benefit basis and lifetime benefit basis at its home office at least thirty (30) days prior to the end of the fifth (5th) rider year for the current benefit period. The step-up date will be the rider anniversary as of the end of that rider year.



If you elect the "step-up," the start date for the new benefit period will be the step-up date, and the benefit basis and lifetime benefit basis will equal your Contract Value as of the step-up date. A new minimum charge period will begin. The charge for the new benefit period may differ from the prior charge, but will not exceed the maximum rider charge of 1% of the avenge monthly Contract Value for the prior year.

For examples of the operation of the Guaranteed Minimum Withdrawal Benefit, see below.



GMWB Charge. If you elect the Guaranteed Minimum Withdrawal Benefit, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the Guaranteed Minimum Withdrawal Benefit charge after the Payout Date, nor will the Company assess the Guaranteed Minimum Withdrawal Benefit charge if a Guaranteed Minimum Withdrawal Benefit settlement were to occur. The current annual Guaranteed Minimum Withdrawal Benefit charge percentage is 0.50%. The Company has the right to change the current Guaranteed Minimum Withdrawal Benefit charge percentage for newly issued riders or if you step-up your benefit, but it will never exceed the maximum Guaranteed Minimum Withdrawal Benefit charge percentage which is 1.0%. The amount of the Guaranteed Minimum Withdrawal Benefit charge is calculated annually by multiplying the current annual Guaranteed Minimum Withdrawal Benefit charge percentage by the average monthly Contract Value for the prior year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.



                                      * * *





BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means:

     -    the benefit basis is $100,000;

     -    the remaining withdrawal amount is $100,000;

     -    the guaranteed annual withdrawal amount (GAWA) is $7,000;

     -    the lifetime benefit basis is $100,000; and

     -    the guaranteed annual lifetime withdrawal amount (GALWA) is $4,000.

EXAMPLE 1: Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

     - the benefit basis is $150,000, which is the prior benefit basis plus the additional purchase payment;

     - the remaining withdrawal amount is $150,000, which is the prior remaining withdrawal amount plus the additional purchase payment;

     -    the GAWA is $10,500, which is 7% of the new benefit basis;

     - the lifetime benefit basis is $150,000, which is the prior lifetime benefit basis plus the additional purchase payment; and

     -    the GALWA is $6,000, which is 4% of the new lifetime benefit basis.

EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,000) after the first Contract Anniversary.

     - the benefit basis is $100,000, this does not change because the withdrawal is less then the $7,000 GAWA;

     - the remaining withdrawal amount is $96,000, the prior remaining withdrawal amount minus the $4,000 guaranteed withdrawal;

     - the GAWA is $7,000, this does not change because the withdrawal is less then the $7,000 GAWA;

     - the lifetime benefit basis is $100,000, this does not change because the guaranteed withdrawal does not exceed the $4,000 GALWA; and

     - the GALWA is $4,000, this does not change because the guaranteed withdrawal does not exceed the $4,000 GALWA.

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws the GAWA ($7,000) after the first Contract Anniversary and Contract Value is $110,000 at the time of the withdrawal.

     - The benefit basis is $100,000, this does not change because the withdrawal does not exceed the $7,000 GAWA;

     - The remaining withdrawal amount is $93,000, the prior remaining guaranteed withdrawal amount minus the $7,000 withdrawal;

     - The GAWA is $7,000, this does not change because the guaranteed withdrawal does not exceed the $7,000 GAWA;

     - the lifetime benefit basis is adjusted to $93,000 since the guaranteed withdrawal exceeds the $4,000 GALWA, this value is adjusted to be the lesser of (1) or (2) below:

               1.   the prior lifetime benefit basis less the withdrawal:
                    $100,000 - $7,000 = $93,000; or

               2. the Contract Value after the withdrawal: $110,000 - $7,000 = $103,000.

     -    The GALWA is $3,720, which is 4% of the new lifetime benefit basis.


EXAMPLE 4: Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).


     - The benefit basis is adjusted to $50,000 since the guaranteed withdrawal exceeds the $7,000 GALWA. The adjusted value is calculated as the lesser of (1) or (2) below:

               1. The prior benefit basis less the withdrawal: $100,000 - $50,000 = $50,000; or

               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     - The remaining withdrawal amount is adjusted to $50,000 since the guaranteed withdrawal exceeds the $7,000 GAWA. The adjustment is calculated as the lesser of (1) or (2) below:

               1.   The prior remaining withdrawal amount less the withdrawal:
                    $100,000 - $50,000 = $50,000; or

               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     -    The GAWA is $3,500, which is 7% of the new benefit basis;

     - The lifetime benefit basis is adjusted to $50,000 since the guaranteed withdrawal exceeds the $4,000 GALWA. The adjusted amount is the lesser of (1) or (2) below:

               1.   The prior lifetime benefit basis less the withdrawal:
                    $100,000 - $50,000 = $50,000; or

               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     -    The GALWA is $2,000, which is 4% of the new lifetime benefit basis.

EXAMPLE 5: Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The benefit basis is adjusted to $30,000 since the guaranteed withdrawal exceeds the $7,000 GALWA. The adjusted basis is the lesser of (1) or (2) below:

               1. The prior benefit basis less the withdrawal: $100,000 - $50,000 = 50,000; or

               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000.

     - The remaining withdrawal amount is adjusted to $30,000 since the guaranteed withdrawal exceeds the $7,000 GAWA. The value is adjusted to be the lesser of (1) or (2) below:

               1.   The prior remaining withdrawal amount less the withdrawal:
                    $100,000 - $50,000 = $50,000; or

               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000.

     -    The GAWA is $2,100, which is 7% of the new benefit basis;

     - The lifetime benefit basis is adjusted to $30,000 since the guaranteed withdrawal exceeds the $4,000 GALWA. The adjusted value is the lesser of (1) or (2) below:

               1.   The prior lifetime benefit basis less the withdrawal:
                    $100,000 - $50,000 = $50,000; or

               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000

     -    The GALWA is $1,200, which is 4% of the new lifetime benefit basis.

                                   APPENDIX F
        GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS ISSUED BEFORE
                                OCTOBER 30, 2006



General. The Company designed the Guaranteed Minimum Accumulation Benefit rider to protect you from poor investment performance during your Contract's accumulation period. The GMAB rider is available for an additional charge only when you purchase your Contract, and guarantees that on the expiration date of the benefit period, your Contract Value will at least equal the benefit basis less adjustments for partial withdrawals. The Company currently offers a 10 year benefit period for the GMAB rider. If, on the rider's expiration date, your Contract Value is greater than your benefit basis and you do not renew the benefit period or convert the rider to the GMWB, the Company will increase your Contract Value by the amount of all rider charges deducted during the most recent benefit period, and the rider will terminate. The increase in Contract Value will occur on the rider's expiration date, and the Company will allocate the increase pro-rata according to your purchase payment allocation instructions. You may elect either the GMWB or the GMAB, but not both optional benefits. You should not elect the GMAB if you are interested in current payments. Partial withdrawals may reduce the benefit basis by more than the withdrawal amount. If you elect the GMAB for a Qualified Contract, tax rules may require you to take withdrawals after a certain date, reducing your benefit basis. See "Federal Tax Matters - Taxation of Qualified Plans" on pages __ of your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider



Electing the Guaranteed Minimum Accumulation Benefit Rider. You may elect the GMAB rider if the Annuitant is no more than 85 years old on the Contract Issue Date. The Contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the GMAB rider, your Net Purchase Payments and all your Contract Value must be allocated to one of the benefit allocation models the Company makes available for that purpose. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:



INVESTMENT CATEGORY               SUBACCOUNTS
-------------------       ----------------------------
Diversified Income Fund   100% Diversified Income
                          100% Conservative Allocation
                          100% Moderate Allocation
                          100% DCA 1-Year*
                          100% DCA 6-Month*

Conservative 7-14 Years    45% Bond
                           25% Large Cap Value
                           10% Large Cap Growth
                            5% High Income
                            5% Mid Cap Value
                            5% Mid Cap Growth
                            5% International Stock

Conservative 15+ Years     35% Bond
                           20% Large Cap Value
                           10% International Stock
                            5% High Income
                           10% Large Cap Growth
                            5% Mid Cap Value
                            5% Mid Cap Growth
                            5% Small Cap Value
                            5% Global Securities

Moderate 7-14 Years        30% Bond
                           20% Large Cap Value
                            5% Mid Cap Growth
                           10% International Stock
                           10% Mid Cap Value
                            5% High Income
                           10% Large Cap Growth
                            5% Global Securities
                            5% Small Cap Value



* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium-transfers into these funds are not allowed.

Benefit Basis. Your benefit basis is equal to your initial purchase payment plus any purchase payments received during window period currently, the first 12 months after the issue date, minus adjustments for partial withdrawals.



We limit the amount of window purchase payments that count toward your benefit basis to the maximum window purchase payment amount, currently two times your initial purchase payment. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount (shown on your Rider Data Page). Since the charge for the GMAB is calculated based on the Contract Value such purchase payments will increase the cost of the rider (see GMAB Charge below). Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your GMAB rider benefits.



Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the GMAB rider is in effect, however, the Company will reduce your benefit basis by the greater of:



     (a) the partial withdrawal amount, including associated surrender charges, if any; or



     (b) the proportion of your account value withdrawn. The proportion of the account value withdrawn is equal to (1) divided by (2), with the result multiplied by (3), where:



          (1) = the partial withdrawal amount, including associated surrender charges and market value adjustments, if any;



          (2) = the Contract Value immediately before the partial withdrawal;
               and



          (3) = the benefit basis immediately before the partial withdrawal.



Step-Up. On your fifth rider anniversary (and each subsequent fifth rider anniversary for a renewal benefit period, or new benefit period following a step-up) you have the one time opportunity to "step-up" your GMAB benefit basis to equal your current Contract Value and begin a new benefit period of the same duration as the prior benefit period. This option is available provided all of the following four conditions are met:



     (1) the expiration date for the new benefit period does not extend past the Contract Anniversary following the Annuitant's (5TH) birthday or 10 years from the Contract Issue Date, if later;



     (2)  your benefit basis is greater than zero;



     (3) your Contract Value is greater than the benefit basis as of the step-up date; and



     (4) the Company receives your written request to step-up the benefit in its home office at least thirty (30) days before the end of the fifth
          (5th) rider year for the benefit period. The step-up date will be the rider anniversary as of the end of that rider year.



If you elect the "step-up," a new benefit period with a start date equal to the step-up date will begin. A new 33 minimum charge period also will begin. The charge for the GMAB rider, as "stepped-up," may differ than the charge for the prior benefit period, but will not exceed the maximum rider charge of 1% of the average monthly Contract Value for the prior year.



Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date following the expiration of the minimum charge period of 7 years. In addition, the GMAB rider will automatically terminate on the earliest of:



     (a)  the expiration date of the benefit period;



     (b)  the Payout Date;



     (c)  the date Due Proof of Death of the Annuitant is received;



     (d)  the date there is a change of Annuitant for any reason; or



     (e)  the date you surrender your Contract.



For the GMAB rider to remain in effect, all of your Net Purchase Payments and Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you elect to discontinue using the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate. The termination will occur on the later of(a) the last day of the minimum charge period shown on the Rider Data Page, (b) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (c) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. As of the date of such transfer or allocation change, the benefit basis will be reduced to zero, you will not be permitted to step-up your benefit basis or renew a benefit period (described below), and you cannot convert the Guaranteed Minimum Withdrawal Benefit to the GMWB rider (described below).



Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal benefit period must be the same duration as the expiring benefit period, and cannot extend beyond the Contract Anniversary following the Annuitant 85th birthday or 10 years from the Contract

Issue Date, if later. In addition, at the time of renewal, your benefit basis must be greater than zero and your Contract Value must be greater than your benefit basis. The Company must receive your written request to renew the benefit period at its home office at least 30 days before the expiration date. The GMAB rider charge may change, but in no event will the charge be greater than the maximum rider charge of 1% of the average monthly Contract Value for the prior year. The minimum charge period of 7 years will begin as of the renewal date.



You may also convert the GMAB rider to a GMWB rider (if the GMWB rider is offered) on a rider anniversary. To convert the rider, your benefit basis must be greater than zero, the Annuitant must be age 85 or younger as of the date of conversion, and the Company must receive your written request for conversion at its home office at least thirty (30) days before a rider anniversary.



If you convert the GMAB rider to the GMWB rider, the date of the conversion will be the rider anniversary date following receipt of your request. The benefit basis and the lifetime benefit basis for the GMWB will equal your Contract Value on the date of conversion.



GMAB Charge. If you elect the GMAB, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The Company deducts the GMAB charge even if your benefit basis is zero. The current annual GMAB charge percentage is 0.50%. The Company has the right to change the current GMAB charge percentage for newly issued riders or if you step-up or renew your benefit period, but it will never exceed the maximum GMAB charge percentage which is 1.00%. The amount of the GMAB charge is calculated annually by multiplying the current annual GMAB charge percentage by the avenge monthly Contract Value for the prior year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the GMAB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the minimum charge period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.



                                      * * *


BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means the benefit basis is $100,000.

EXAMPLE 1: The Owner makes an additional purchase payment of $50,000 within the window period. The benefit basis is $150,000, which is the prior benefit basis plus the additional purchase payment.

EXAMPLE 2: Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the benefit basis is $50,000 which is the greater of:

     -    The withdrawal of $50,000; or


     - The proportion of the benefit basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):


          1.   partial withdrawal amount: $50,000;

          2.   Contract Value immediately prior to the withdrawal: $150,000

          3.   the benefit basis immediately prior to the withdrawal: $100,000

     - So the proportion of the benefit basis withdrawn: ($50,000 / $150,000)*$100,000 = $33,333.33

     - Therefore the benefit basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3: Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the benefit basis is $50,000 which is the greater of:

     -    The prior benefit basis less the withdrawal of $50,000; or


     - The proportion of the benefit basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):


          4.  partial withdrawal amount: $50,000;

          5.   Contract Value immediately prior to the withdrawal: $80,000

          6.   the benefit basis immediately prior to the withdrawal: $100,000

     - So the proportion of the benefit basis withdrawn: ($50,000 / $80,000)*$100,000 = $62,500

     - Therefore the benefit basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS .............................................   1
   The Contract ............................................................   1
   Incontestability ........................................................   1
   Misstatement of Age or Gender ...........................................   1
   Participation ...........................................................   1
   Section 403(b) Contract Loans ...........................................   1
   Loan Amounts ............................................................   1
   Loan Processing .........................................................   1
   Loan Interest ...........................................................   1
PRINCIPAL UNDERWRITER ......................................................   2
VARIABLE INCOME PAYMENTS ...................................................   3
   Assumed Investment Rate .................................................   3
   Amount of Variable Income Payments ......................................   3
   Income Unit Value .......................................................   3
OTHER INFORMATION ..........................................................   4
EXPERTS ....................................................................   4
FINANCIAL STATEMENTS .......................................................   4

You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling the Company at the Home Office.

                         MEMBERS(R) VARIABLE ANNUITY III

                       STATEMENT OF ADDITIONAL INFORMATION

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800) 798-5500

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

         Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information ("SAI") contains additional information to that already provided in the Prospectus for the individual flexible premium deferred variable annuity contract (the "Contract") offered by CUNA Mutual Life Insurance Company (the "Company").

This SAI is not a Prospectus, and it should be read only in conjunction with the Prospectus for the following


         MEMBERS Variable Annuity III Contract, dated October 29, 2007.


You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.


                                October 29, 2007

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS...........................................     1
   The Contract..........................................................     1
   Incontestability......................................................     1
   Misstatement of Age or Gender.........................................     1
   Participation.........................................................     1
   Section 403(b) Contract Loans.........................................     1
   Loan Amounts..........................................................     1
   Loan Processing.......................................................     1
   Loan Interest.........................................................     1
PRINCIPAL UNDERWRITER....................................................     2
VARIABLE INCOME PAYMENTS.................................................     3
   Assumed Investment Rate...............................................     3
   Amount of Variable Income Payments....................................     3
   Income Unit Value.....................................................     3
OTHER INFORMATION........................................................     4
EXPERTS..................................................................     4
FINANCIAL STATEMENTS.....................................................     4

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

INCONTESTABILITY

The Company will not contest the Contract.

MISSTATEMENT OF AGE OR GENDER

If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and gender (if applicable).

PARTICIPATION

The Contract may participate in the Company's divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Annuity Date would be paid with each income payment.

SECTION 403(B) CONTRACT LOANS

LOAN AMOUNTS

Generally, Owners of Contracts issued in connection with Code Section 403(b) retirement programs may borrow up to the lesser of (1) the maximum loan permitted under the Code, or (2) 100% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner should consult a tax adviser to determine the maximum 403(b) loan permitted under the Contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. The Company will only make Contract loans after approving a written request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given. Loans are not permitted in connection with 403(b) retirement programs that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974.

LOAN PROCESSING

When a loan is made, the Company transfers an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of the Company's General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or Fixed Account Option. The Owner must indicate in the loan application from which Subaccount or Fixed Account Option, and in what amounts, Contract Value is to be transferred to the Loan Account. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Period(s) as requested by the Owner. Any transfer to a Fixed Period must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to the DCA One Year Fixed Period. Amounts transferred from the Fixed Amount to the Loan Account may be subject to a market value adjustment.

LOAN INTEREST

The Company charges interest on Contract loans at an effective annual rate of 6.5%. The Company pays interest on the Contract Value in the Loan Account at rates it determines from time to time but never less than an effective annual rate of 3.0%. This rate may change at the Company's discretion and Owners should request current interest rate information from the Company. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value to the Loan Account. This transfer will therefore increase the loan amount.

ADDITIONAL LOAN TERMS AND LOAN DEFAULT

If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, the Company will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 61 days, from the day the notice is mailed, to pay the stated amount. If the Company does not receive the required loan repayment within 61 days, it will terminate the Contract without value. Principal and interest must be repaid in substantially level payments either monthly or quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 61-day grace period from the installment due date. If the amount due by the end of the grace period is not received the outstanding loan would default and a taxable distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

EFFECT OF DEATH ON LOAN

Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account does not apply to the portion of the Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

PRINCIPAL UNDERWRITER

The Contract is offered to the public on a continuous basis. The Company anticipates continuing to offer the Contract, but reserves the right to discontinue the offering.

CUNA Brokerage Services, Inc., ("CUNA Brokerage"), the Company, serves as principal underwriter for the Contract. CUNA Brokerage is a Iowa corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is an indirect, wholly owned subsidiary of the Company, and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. CUNA Brokerage offers the Contract through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives areappointed as the Company's insurance agents.

CUNA Brokerage received sales compensation with respect to the Contract in the following amounts during the periods indicated:

              Aggregate Amount of Commissions Paid   Aggregate Amount of Commissions Retained by CUNA Brokerage
Fiscal Year            to CUNA Brokerage*            After Payments to its Registered Persons and Selling Firms
-----------   ------------------------------------   ----------------------------------------------------------
    2006                 $   12,995,778                                      $   389,873
    2005                 $14,236,474.47                                      $427,094.23

CUNA Brokerage passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contract. However, under the distribution agreement with CUNA Brokerage, the Company may pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contract. The Company also pays for CUNA Brokerage's operating and other expenses.

THE COMPANY MAY PAY CERTAIN SELLING FIRMS ADDITIONAL AMOUNTS FOR: (1) SALES PROMOTIONS RELATING TO THE CONTRACT; (2) COSTS ASSOCIATED WITH SALES CONFERENCES AND EDUCATIONAL SEMINARS FOR THEIR SALES REPRESENTATIVES; AND (3) OTHER SALES EXPENSES INCURRED BY THEM. THE COMPANY AND/OR CUNA BROKERAGE MAY MAKE BONUS PAYMENTS TO CERTAIN SELLING FIRMS BASED ON AGGREGATE SALES OR PERSISTENCY STANDARDS. THESE ADDITIONAL PAYMENTS ARE NOT OFFERED TO ALL SELLING FIRMS, AND THE TERMS OF ANY PARTICULAR AGREEMENT GOVERNING THE PAYMENTS MAY VARY AMONG SELLING FIRMS.

VARIABLE INCOME PAYMENTS

ASSUMED INVESTMENT RATE

The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT OR OF ANY SUBACCOUNT.

AMOUNT OF VARIABLE INCOME PAYMENTS

The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Payout Date, the Income Payout Option selected, and the age and gender (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each Income Payout Option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Income Payments" in the Prospectus.)

INCOME UNIT VALUE

The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Variable Contract Value" in the Prospectus.) The Income Unit value for each Subaccount's first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

     (1)  is the Accumulation Unit value for the current Valuation Period;

     (2) is the Accumulation Unit value for the immediately preceding Valuation Period;

     (3) is the Income Unit value for the immediately preceding Valuation Period; and

     (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

ILLUSTRATION OF CALCULATION OF INCOME UNIT VALUE

1. Accumulation Unit value for current Valuation Period                       12.56
2. Accumulation Unit value for immediately preceding Valuation Period         12.55
3. Income Unit value for immediately preceding Valuation Period              103.41
4. Factor to compensate for the assumed investment rate of 3.5%          0.99990575
5. Income Unit value of current Valuation Period ((1)/(2)) x (3) x (4)       103.48

ILLUSTRATION OF VARIABLE INCOME PAYMENTS

1.  Number of Accumulation Units at Annuity Date                           1,000.00
2.  Accumulation Unit value                                              $    18.00
3.  Adjusted Contract Value (1) x (2)                                    $18,000.00
4.  First monthly income payment per $1,000 of adjusted Contract Value   $     5.63
5.  First monthly income payment (3) x (4) / 1,000                       $   101.34
6.  Income Unit value                                                    $    98.00
7.  Number of Income Units (5) / (6)                                          1.034
8.  Assume Income Unit value for second month equal to                   $    99.70
9.  Second monthly income payment (7) x (8)                              $   103.09
10. Assume Income Unit value for third month equal to                    $    95.30
11. Third monthly income payment (7) x (10)                              $    98.54

OTHER INFORMATION

A registration statement ("Registration Statement") has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

EXPERTS

The financial statements of the Subaccounts comprising the CUNA Mutual Life Variable Annuity Account included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The financial statements of CUNA Mutual Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing.


FINANCIAL STATEMENTS

The Company's financial statements and the financial statements of the Variable Account are contained in this Statement of Information ("SAI"). The Company's financial statements should be distinguished from the Variable Account's financial statements and you should consider the Company's financial statements only as bearing upon its ability to meet its obligations under the Policies.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. All required financial statements are included in Part B of this registration statement.

(b)  Exhibits

     1. Certified resolution of the board of directors of Century Life of America (the "Company") establishing Century Variable Annuity Account (the "Account"). Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

     2.   Not Applicable.

     3.(a) Form of Distribution Agreement Between CUNA Mutual Life Insurance
          Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     (b) Form of Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     4.(a) Form of Variable Annuity Contract. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Form of Variable Annuity Contract. Incorporated herein by reference to post- effective amendment 3 to Form N-4 registration statement (File no. 333-116426) with the Commission on November 15, 2005.

          (II) FORM OF VARIABLE ANNUITY CONTRACT. INCORPORATED HEREIN BY REFERENCE TO POST- EFFECTIVE AMENDMENT 9 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON AUGUST 15, 2007.

     (b) Form of Fixed Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Form of Fixed Account Endorsement, Form 2006-VAFIXED. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

     (c) Form of Loan Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (d) Form of Additional Income Option Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (e) Form of 3% Annual Guarantee Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (f) Form of Earnings Enhanced Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (g) Form of Maximum Anniversary Value Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (h) Form of Change of Annuitant Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

     (i) Form of Income Payment Endorsement. Incorporated herein by reference to post-effective amendment 2 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 28, 2005.

     (j) Form of Guaranteed Minimum Withdrawal Benefit Rider. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

          (i) Form of Guaranteed Minimum Withdrawal Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

          (II) FORM OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 9 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON AUGUST 15, 2007.

     (k) Form of Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

          (i) Form of Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on

               August 31, 2006.

     (l) Form of Spouse Beneficiary Death Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

     (M) FORM OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER WITH MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 9 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON AUGUST 15, 2007.

     (N) FORM OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER WITH MINIMUM GUARANTEE DEATH BENEFIT. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 9 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON AUGUST 15, 2007.

     (O) FORM OF PURCHASE PAYMENT CREDIT BENEFIT ENDORSEMENT. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 9 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON AUGUST 15, 2007.

     (p) Form of Spousal Continuation Endorsement. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

     (q) Form of Change of Annuitant Endorsement. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 27, 2007.

     (r) Form of Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 27, 2007.

     (S) FORM OF FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY ENDORSEMENT. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 9 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON AUGUST 15, 2007.

     (T) FORM OF FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY WITH PURCHASE PAYMENT CREDIT BENEFIT ENDORSEMENT. INCORPORATED HEREIN BY REFERENCE TO POST-EFFECTIVE AMENDMENT 9 TO FORM N-4 REGISTRATION STATEMENT (FILE NO. 333-116426) WITH THE COMMISSION ON AUGUST 15, 2007.

     5.(a) Form of Variable Annuity Application. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Form of Variable Annuity Contract. Incorporated herein by reference to post- effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

          (ii) State Variations to Application Form No. VAAPP-2004. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006

          (iii) State Variations to Application Form No. VAAPP-2005. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

          (iv) State Variations to Application Form No. VAAPP-2006. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File no. 333-116426) with the Commission on August 31, 2006.

          (v) State Variations to Contract Form No. 2004-VA. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 27, 2007.

          (vi) State Variations to Application Form No. VAAP-2006. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 27, 2007.

          (vii) Form of Variable Annuity Application Form No.
               VAAP-2006w1842May07. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 27, 2007.

     6.(a) Certificate of Existence of the Company. Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

     (b) Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     (c) Bylaws of the Company. Incorporated herein by reference to post-effective amendment number 2 to Form N-4 registration statement (File No. 333-40320) filed with the Commission on February 28, 2002.

     7.   Not Applicable.

     8. Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-4 post-effective amendment no. 9 (File No. 333-40304) filed with the Commission on April 27, 2007.

     9.   Opinion and Consent of Counsel from Steve Suleski.

     10.  Deloitte & Touche LLP Consent.

     11.  Not applicable.

     12.  Not applicable.

     13.  Not applicable.

     14.  Not applicable.

     15. Powers of Attorney dated February 26, 2006. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-116426) filed with the Commission on February 28, 2005.

          (i) Power of Attorney dated June 30, 2005. Incorporated herein by reference to post-effective amendment number 3 to Form N-4 registration statement (File No. 333-116426) filed with the Commission on November 15, 2005.

          (ii) Power of Attorney dated February 25, 2006. Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 333-116426) filed with the Commission on April 26, 2006.

          (iii) Power of Attorney dated February 25, 2006 and July 6, 2006. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 333-116426) filed with the Commission on August 31, 2006.

          (iv) Power of Attorney dated February 23, 2007. Incorporated herein by reference to post-effective amendment number 8 to Form N-4 registration statement (File No. 333-116426) filed with the Commission on April 27, 2007.

ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY


Name                      Position/Office
----                      ---------------
DIRECTORS
Eldon R. Arnold**         Director
James L. Bryan**          Director
Loretta M. Burd**         Director & Chairman of the Board
William B. Eckhardt**     Director
Joseph J. Gasper, Jr.**   Director
Bert J. Hash, Jr.**       Director
Victoria W. Miller**      Director
C. Alan Peppers**         Director & Vice Chairman of the Board
Jeff Post**               Director
Neil A. Springer**        Director
Farouk D.G. Wang**        Director
Larry T. Wilson**         Director
James W. Zilinski**       Director


EXECUTIVE OFFICERS
David P. Marks**          CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Investment Officer

Jeffrey D. Holley**       CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Finance Officer

David Lundgren**          CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Products Officer

Jeff Post**               CUNA Mutual Life Insurance Company*
                          President and Chief Executive Officer

Robert N. Trunzo**        CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Sales Officer

* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   SEE ORGANIZATION CHARTS ON FOLLOWING PAGE.

         Persons Controlling, Controlled by or Under Common Control with
   THE INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, SPONSORING INSURANCE COMPANY

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                  Organizational Chart As Of November 21, 2006

            Note: Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     Business: Holding Company
     October 15, 1972
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

          a.   CUMIS Insurance Society, Inc.
               Business: Corporate Property/Casualty Insurance
               May 23, 1960
               State of domicile: Wisconsin

                    (1)  CUMIS Specialty Insurance Company, Inc.
                         Business: Specialty insurance and reinsurance September 1, 2006
                         State of domicile: Iowa

          b.   CUNA Brokerage Services, Inc.
               Business: Brokerage
               July 19, 1985
               State of domicile: Wisconsin

          c.   CUNA Mutual General Agency of Texas, Inc.
               Business: Managing General Agent
               August 14, 1991
               State of domicile: Texas

                    (1)  MEMBERS Financial Services, Inc.
                         Business: Local Recording Agent (LRA) for the selling of property and casualty coverage to Texas CU members Incorporated September 5, 1973 under the name of Members Insurance Agency, Inc., later changed its name to CUNA Mutual Insurance Agency of Texas, Inc., and effective August 7, 2003, changed its name again to MEMBERS Financial Services, Inc.
                         Ownership: For Regulatory purposes, MEMBERS Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock.
                         State of domicile: Texas

          d.   MEMBERS Life Insurance Company
               Business: Credit Disability/Life/Health
               February 27, 1976
               State of domicile: Wisconsin
               Formerly CUMIS Life & CUDIS

          e.   International Commons, Inc.
               Business: Special Events
               January 13, 1981
               State of domicile: Wisconsin

          f.   CUNA Mutual Mortgage Corporation
               Business: Mortgage Servicing
               November 20, 1978 Incorporated
               December 1, 1995 Wholly Owned
               State of domicile: Wisconsin

          g.   CUNA Mutual Insurance Agency, Inc.
               Business: Leasing/Brokerage
               March 1, 1974
               State of domicile: Wisconsin
               Formerly CMCI Corporation

               CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiary:

                    (1)  CUNA Mutual Casualty Insurance Agency of Mississippi,
                         Inc.

                         Business: Property & Casualty Agency
                         June 24, 1993
                         State of domicile: Mississippi

          h.   Stewart Associates Incorporated
               Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown
               March 6, 1998
               State of domicile: Wisconsin

          i.   CUNA Mutual Business Services, Inc.
               Business: Financial Services
               Incorporated April 22, 1974
               Wholly owned March 6, 2000
               State of domicile: Wisconsin

          j.   Lending Call Center Services, LLC
               Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions Incorporated June 24, 2002 Ownership 92% by CUNA Mutual Investment Corporation Ownership 8% by various state credit union leagues

          k.   Lenders Protection, LLC
               Business: Limited Liability Company
               Owned 50% CUNA Mutual Insurance Society and 50% Open Lending,
               Inc.
               State of domicile: Delaware

          l.   Union Charter Holding, LLC
               Business: Holds 100% of Union Financial Services, LLC Acquired January 7, 2005 Formed November 9, 2004
               Domiciled in Delaware

                    (1)  Union Financial Services, LLC
                         Industrial Loan Company
                         Domiciled in Utah

2.   C.U.I.B.S. Pty. Ltd.
     Business: Brokerage
     February 18, 1981
     Country of domicile: Australia

3.   CUNA Caribbean Insurance Society Limited
     Business: Life and Health
     July 4, 1985
     Country of domicile: Trinidad and Tobago

     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

          a.   CUNA Caribbean Insurance Services Limited
               Business: Consultants, Advisors and Managers for Insurance & Pension Plans
               Incorporated November 26, 1991
               Country of domicile: Trinidad and Tobago

4.   CUNA Mutual Australia Holding Co. Pty. Ltd.
     Business: Holding Company
     September 17, 1999
     Country of domicile: Australia

     CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

          a.   CUNA Mutual Life Australia, Ltd.
               Business: Life Insurance
               October 15, 1999
               Country of domicile: Australia

5.   CUNA Mutual Group, Limited
     Business:  Brokerage
     May 27, 1998
     Country of domicile: U.K.

6.   CUNA Mutual Group Services (Ireland) Limited
     Business: Insurance Services (currently seeking authorization to provide Sales & Marketing Services)
     June 6, 2003
     Country of domicile: Ireland

7.   CUNA Mutual Life Assurance (Europe), Limited
     Business: All kinds of life assurance business
     Incorporated July 23, 2004 Authorized August 1, 2005
     Country of domicile: Ireland

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   C.U. Insurance Services, Inc./Oregon
     50% ownership by CUNA Mutual Insurance Agency, Inc.
     50% ownership by Oregon Credit Union League
     December 27, 1989

2.   The CUMIS Group Limited
     77.4% ownership by CUNA Mutual Insurance Society
     December 31, 1991

The CUMIS Group Limited is the 100% owner of the following companies:

     a.   CUMIS Life Insurance Company
          Business: Creditor Group, Individual Life and Disability Insurance January 1, 1977
          Country of domicile: Canada

     b.   CUMIS General Insurance Company
          Business: Property & Casualty Insurance
          July 1, 1980
          Country of domicile: Canada

     c.   MemberCARE Financial Services Limited
          Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program
          August 1, 1993
          Country of domicile: Canada

     d.   MemberCARE Financial Services Partnership
          Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company. January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%.
          Country of domicile: Canada

     e.   Canadian Northern Shield Insurance Company
          Business: Property & Casualty Insurance
          February 1, 1985
          Country of domicile: British Columbia, Canada

     f.   CUMIS Services Limited
          Business: Acquisitions and Insurance Agency Management Services June 1, 2000
          Country of domicile: Canada

     g.   WESTCU Insurance Services Limited
          Business: Insurance Agency Management
          June 21, 2000
          Country of domicile: Westminster, Canada

     The CUMIS Group Limited is the 50% owner of the following companies:

     A.   CREDENTIAL FINANCIAL, INC.
          Business: Holding Company with ownership in a number of insurance and securities distribution companies
          Acquired January 2004
          Country of domicile: Canada

3.   MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     January 1, 1992

4.   MEMBERS Trust Company (MTC)
     Business: MTC will offer an array of estate financial planning services to members through their credit unions.
     Incorporated 2003
     MTC will operate independently from Suncoast Federal Credit Union and CUNA Mutual with shares of ownership to be sold to credit unions and credit union entities.

5.   CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
     Company)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Mortgage Insurance Company
     April 14, 1994

6.   CMG Mortgage Assurance Company
     Business: Private Mortgage Insurance
     Formerly Investors Equity Insurance Company, Inc.
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Mortgage Insurance Company
     Incorporated in California on March 3, 1969
     Acquired by CUNA Mutual Investment Corporation April 14, 1994 State of domicile: Wisconsin

7.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Insurance Company
     July 26, 1999

8.   Credit Union Service Corporation
     Atlanta, Georgia
     Owned by Credit Union National Association, Inc. and 18 state league organizations
     March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

9. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

     CUNA Mutual Australia Limited is the 100% owner of the following companies:

          a.   CUNA Mutual Insurance Brokers Pty Limited
               Business: Brokerage
               Incorporated as NCUIS Brokers February 6, 1986
               Renamed on September 3, 2002
               Country of Domicile: Australia

          b.   CUNA Mutual Technology Services Australia Pty Limited
               Business: Technology Services
               Incorporated as Direct Insurance Network International on August 31, 2000
               Renamed on September 3, 2002
               Country of Domicile: Australia

The following company is owned 100% by CUNA Mutual Technology Services Australia Pty Limited:

                    (1)  CUNA Mutual Insurance Brokers Pty Limited
                         Business: Brokerage
                         Incorporated as NCUIS Brokers February 6, 1986 Renamed on September 3, 2002
                         Country of Domicile: Australia

10.  CUNA Strategic Services, Inc.
     CUNA Mutual Insurance Society owns 200.71 shares
     December 31, 1999

11.  China Credit Co-operative Services, Limited
     Business: Hong Kong Holding Company; provide technology and business consulting in support of the PRC operations of CUNA Mutual Group. Incorporated November 21, 2003
     Effective March 2, 2004, owned 70% by CUNA Mutual Insurance Society and 30% by IFC
     Country of domicile: China

     The following company is a wholly-owned subsidiary of China Credit Co-operative Services, Limited:

          a.   CCC Services, Limited
               Incorporated December 3, 2003
               Country of domicile: China

          b. CUNA Mutual Consulting Services (Guangdong) Company Limited (CMCSC Ltd.)
               Business: To give us a corporate presence in the PRC, and to facilitate transactions and payments among our Hong Kong companies, and our RCCU partners.
               Incorporated July 1, 2004
               Country of domicile: China

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     Credit Unions in Washington - Limited Partners
     June 14, 1993

2.   MEMBERS Development Company LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Credit Unions & CUSOs
     September 24, 1999

     a. MEMBERS Business Solutions Company, LLC is 100% owned by MEMBERS Development Company, LLC; effective 5/27/04; created to provide business services to credit unions and other related entities, and to engage in any lawful business or activity permitted under the Act and to do any and all other actions and things that may be necessary, incidental or convenient to accomplish these purposes.

3.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     33.3% ownership by American Association of Credit Union Leagues January 5, 2000

4.   HRValue Group LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Leagues & League Service Organizations
     December 1, 2000

Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     July 5, 1967

2.   CUNA Mutual Life Insurance Company
     July 1, 1990

3.   CUNA Mutual Insurance Society Political Action Committee
     Business: Increase the effectiveness of CUNA Mutual Group's participation in lobbying and other legislative advocacy activities.
     Created: June 24, 2004

                       CUNA Mutual Life Insurance Company
                  Organizational Chart As Of November 21, 2006

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.   MEMBERS Capital Advisors, Inc.
     An Iowa Business Act Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     50% ownership by CUNA Mutual Investment Corporation

     July 16, 1982

     MEMBERS Capital Advisors, Inc. is the investment adviser of:
     Ultra Series Fund
     MEMBERS Mutual Funds
     CU System Funds

2.   CMIA Wisconsin, Inc.
     A Wisconsin Business Act Corporation
     100% ownership by CUNA Mutual Life Insurance Company
     May 29, 1998

3.   League Insurance Agency, Inc.
     (Wholly owned by CMIA Wisconsin, Inc.)
     Business:  Insurance Agency
     Incorporated on August 16, 1973
     Acquired on August 31, 2000
     State of domicile:  Connecticut
     League Insurance Agency is the 100% owner of the following subsidiary:

          a.   Member Protection Insurance Plans
               Business: Insurance Agency
               Incorporated on August 21, 1991
               Acquired on August 31, 2000
               State of domicile: Connecticut

ITEM 27. NUMBER OF CONTRACTOWNERS

As of August 1, 2007, there were 1826 non-qualified contracts outstanding and 3146 qualified contracts outstanding.

ITEM 28. INDEMNIFICATION.

     Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

     (b)  Officers and Directors of CUNA Brokerage.

Name and Principal      Positions and Offices      Positions and Offices
Business Address        With the Underwriter       With Registrant
---------------------   ------------------------   -----------------------------
Mark E. Backes**        Director, Vice Chairman    Vice President
                        & President/CEO

John A. Chosy*          Assistant Secretary        Lead Attorney

Steve H. Dowden*        Director & Chairman        Sr. Vice President

Mark Everson            Director                   None

Katherine I. Grete**    Assistant Treasurer        Senior Financial Analyst

Timothy Halevan**       Chief Compliance Officer   Chief Compliance Officer

David J. Hughes**       Secretary & Treasurer      Financial Product Director

Sheila M. Kittleson**   Assistant Treasurer        Expense Analyst

Kevin T. Lenz*          Director                   Senior Vice President

Tracy K. Lien*          Assistant Secretary        Senior Law Specialist

James H. Metz*          Director                   Sr. Vice President - Asset Management

Steve R. Suleski*       Vice President             Vice President, Associate General
                                                   Counsel

Mark T. Warshauer*      Director                   Senior Vice President

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

     (c) CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts will have been filed as exhibits under Item 24(b)(3) on or before the date of effectiveness of the registration statement covering the contracts described herein. The Company intends to pay a dealer concession of approximately 7.25 percent, as will be more fully described in Schedule A of the Servicing Agreement.

                                       (2)
                                Net Underwriting         (3)             (4)
             (1)                  Discounts and    Compensation on    Brokerage         (5)
Name of Principal Underwriter      Commissions       Redemption      Commissions   Compensation
-----------------------------   ----------------   ---------------   -----------   ------------
CUNA Brokerage Services, Inc.          $*                 0               $*            $*

*    Information as of August 1, 2007.

          ITEM 30. LOCATION BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 31. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

     (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

     (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to the Company for a statement of additional information.

     (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

     (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

     (e) The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24th day of August, 2007.


                                        CUNA MUTUAL LIFE VARIABLE ANNUITY
                                        ACCOUNT (REGISTRANT)
                                        BY CUNA MUTUAL LIFE INSURANCE COMPANY


                                        By: /s/ Jeff Post
                                            ---------------------------------
                                            Jeff Post
                                            President


Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24th day of August, 2007.


                                        CUNA MUTUAL LIFE INSURANCE COMPANY
                                        (DEPOSITOR)


                                        By: /s/ Jeff Post
                                            ------------------------------
                                            Jeff Post
                                            President

Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 5 for this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE                 DATE
-------------------               --------


/S/ ELDON R. ARNOLD                  *
-------------------------------
Eldon R. Arnold, Director


/S/ JAMES L. BRYAN                   *
-------------------------------
James L. Bryan, Director


/S/ LORETTA M. BURD                  *
-------------------------------
Loretta M. Burd, Director


/S/ WILLIAM B. ECKHARDT              *
-------------------------------
William B. Eckhardt, Director


/S/ JOSEPH J. GASPER                 *
-------------------------------
Joseph J. Gasper, Director


/S/ BERT J. HASH, JR.                *
-------------------------------
Bert J. Hash, Jr., Director


/S/ VICTORIA W. MILLER               *
-------------------------------
Victoria W. Miller, Director


SIGNATURE AND TITLE                 DATE
-------------------               --------


/S/ C. ALAN PEPPERS                  *
-------------------------------
C. Alan Peppers, Director


/S/ JEFF POST                        *
-------------------------------
Jeff Post, Director


/S/ NEIL A. SPRINGER                 *
-------------------------------
Neil A. Springer, Director


/S/ STEVE SULESKI                 08/24/07
-------------------------------
Steve Suleski, Attorney-In-Fact


/S/ FAROUK D. G. WANG                *
-------------------------------
Farouk D. G. Wang, Director


/S/ LARRY T. WILSON                  *
-------------------------------
Larry T. Wilson, Director


/S/ JAMES W. ZILINSKI                *
-------------------------------
James W. Zilinski, Director


*    Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.


SIGNATURE AND TITLE                       DATE
-------------------                     --------


/s/ Jeffrey D. Holley                   08/24/07
-------------------------------------
Jeffrey D. Holley
Chief Financial Officer


/s/ Jeff Post                           08/24/07
-------------------------------------
Jeff Post
President and Chief Executive Officer

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 8 of Registration Statement No. 333-116426 of CUNA Mutual Life Variable Annuity Account (the "Variable Account") of CUNA Mutual Life Insurance Company on Form N-4 of our report dated March 9, 2007 related to the financial statements of the Subaccounts comprising the Variable Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Variable Account), which is part of such Registration Statement.

We also consent to the reference to us under the headings "Experts" in such Statement of Additional Information.

Chicago, Illinois
April 26, 2007

                                  EXHIBIT INDEX

4 (a)(ii) Form of Variable Annuity Contract.

4 (j)(ii) Form of Guaranteed Minimum Withdrawal Benefit Rider.

4(m) Form of Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit.

4(n) Form of Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit.

4(o)      Form of Purchase Payment Credit Benefit Endorsement.

4(s)      Form of Flexible Premium Deferred Variable Annuity Endorsement

4(t) Form of Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement.